UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BATS: Series V Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2024

Date of reporting period: 09/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Allocation Target Shares

• BATS: Series A Portfolio

• BATS: Series C Portfolio

• BATS: Series E Portfolio

• BATS: Series M Portfolio

• BATS: Series P Portfolio

• BATS: Series S Portfolio

• BATS: Series V Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and moderating inflation provided a supportive backdrop for investors during the 12-month reporting period ended September 30, 2023. Significantly tighter monetary policy helped to rein in inflation while the economy proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were substantial, as the durability of consumer sentiment and spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. All major classes of equities rose, although large-capitalization U.S. stocks posted significantly higher returns than small-capitalization U.S. stocks due primarily to the performance of large technology companies. International developed market equities also advanced strongly, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at two of its meetings late in the period.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.18%	21.62%

U.S. small cap equities (Russell 2000® Index)	(0.19)	8.93

International equities (MSCI Europe, Australasia, Far East Index)	(1.28)	25.65

Emerging market equities (MSCI Emerging Markets Index)	(2.05)	11.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.50	4.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.98)	(2.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.05)	0.64

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.05)	2.66

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.22	10.28
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2023	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, the Fund outperformed both its broad-based benchmark, the Bloomberg U.S. Universal Index, and its “Reference Benchmark” consisting of 50% Bloomberg U.S. Asset-Backed Securities Index and 50% Bloomberg Non-Agency Investment Grade CMBS Index. Shares of the Fund may be purchased and held only by or on behalf of (i) retail and institutional separately managed account clients who have retained BIM LLC to manage their accounts, or who have requested that their investment adviser consider investment recommendations provided by BIM LLC in connection with the management of their accounts, (ii) collective trust funds managed by BTC and (iii) mutual funds advised by BlackRock or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributions to the Fund’s performance relative to the benchmark over the period were led by out-of-benchmark allocations, most notably to collateralized loan obligations (“CLOs”) followed by non-agency residential mortgage-backed securities (“RMBS”). Within non-agency RMBS, contributions were highlighted by near-prime RMBS followed by legacy (pre-2008 financial crisis) subprime issues.

The largest detractor from relative performance was the Fund’s underweight exposure to asset-backed securities (“ABS”), most notably securities backed by auto loans and credit card receivables.

Describe recent portfolio activity.

The Fund rotated opportunistically among securitized assets subsectors during the reporting period, taking advantage of spread widening and market volatility. The Fund decreased its allocations to ABS, particularly to issues backed by consumer and credit card loans. The Fund increased its exposure to RMBS and commercial mortgage-backed securities (“CMBS”). The Fund also reduced its cash-equivalent exposure.

The Fund’s cash position averaged 9.2% during the period and was 7.2% at the end of the period as the Fund used cash and cash equivalents to tactically reduce risk. The Fund’s cash position did not have a material impact on performance during the period.

Describe portfolio positioning at period end.

The Fund ended the reporting period underweight duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund was positioned underweight ABS and CMBS relative to the benchmark and had out-of-benchmark exposures to non-agency RMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BATS: Series A Portfolio

Performance

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)

BATS: Series A Portfolio	3.14%	6.22%	2.39%	3.91%

Bloomberg U.S. Universal Index(d)	(3.45)	1.61	0.34	0.98
Reference Benchmark(e)	(0.33)	1.86	1.25	1.44

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(c)	The Fund commenced operations on September 21, 2015.
(d)

Bloomberg U.S. Universal Index, an index that measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

(e)

A customized weighted index comprised of the returns of the Bloomberg U.S. Asset-Backed Securities Index (50%)/Bloomberg Non-Agency Investment Grade CMBS Index (50%). The Bloomberg U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (“WAC”), or capped WAC securities.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,031.40	$0.01		$1,000.00	$1,024.99	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

Asset-Backed Securities	51.2%
Non-Agency Mortgage-Backed Securities	47.4
Floating Rate Loan Interests	1.1
U.S. Government Sponsored Agency Securities	0.3
Corporate Bonds	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)

AAA/Aaa(d)	36.2%
AA/Aa	5.4
A	4.2
BBB/Baa	3.2
BB/Ba	4.9
B	1.6
CCC/Caa	2.7
CC/Ca	2.4
C	0.5
N/R	38.9

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2023	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, the Fund outperformed its benchmark, the Bloomberg U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Duration and yield curve positioning was the leading contributor to performance. (Duration is a measure of interest rate sensitivity). An overweight position in the midstream energy sector also contributed, as did security selection in the banking and information technology industries. On the other hand, the Fund’s underweights in life insurance and healthcare detracted.

Describe recent portfolio activity.

The investment adviser maintained the view that tight monetary policy, high interest rates and restrictive financial conditions are likely to lead to slower economic growth. Additionally, the investment adviser believed these risks were not adequately reflected in the market given that credit spreads were on the low end of their historical range. (Credit spreads are the yield advantage offered by corporate bonds over Treasuries.)

With this as the backdrop, the investment adviser’s trading activity was focused on reducing credit risk. It accomplished this by rotating out of banking, technology and consumer cyclical issues—including the lodging, food and beverage, home construction and media/entertainment industries—and redeploying the proceeds into utilities and non-cyclical sectors. It also increased the Fund’s weighting in the automotive industry based on its positive fundamental view on this area, and it added to favored issuers in the energy sector. The investment adviser maintained an underweight in life insurance given the sector’s balance sheet exposure to commercial real estate investment trusts.

Later in the reporting period, the investment adviser used the primary market to add back some risk on the belief that high yields and muted supply could drive credit spreads tighter in the near term despite slowing economic growth. It also sought to take advantage of some idiosyncratic opportunities in the emerging markets.

The investment adviser actively shifted the portfolio’s duration over the course of the period in an effort to capitalize on elevated market volatility. In addition, it positioned the Fund for a steeper yield curve on the belief that the Fed was nearing the end of its tightening cycle. (The yield curve steepens when shorter-term bonds outperform longer-term issues.)

Describe portfolio positioning at period end.

The Fund’s largest overweights were in midstream energy, the emerging markets, and banking, while its largest underweights were in sovereign, media/entertainment, and healthcare issuers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BATS: Series C Portfolio

Performance

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	10 Years

BATS: Series C Portfolio	(3.14)%	4.14%	1.38%	2.57%
Bloomberg U.S. Credit Index(c)	(3.31)	3.47	0.86	2.12

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(c)

Bloomberg U.S. Credit Index, an index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$968.60	$0.02		$1,000.00	$1,024.98	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

Corporate Bonds	87.0%
U.S. Treasury Obligations	6.5
Municipal Bonds	2.1
Preferred Securities	1.8
Foreign Government Obligations	1.5
Foreign Agency Obligations	1.1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)

AAA/Aaa(c)	7.6%
AA/Aa	5.4
A	32.8
BBB/Baa	53.6
BB/Ba	0.5
N/R	0.1

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2023	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, the Fund underperformed its broad-based benchmark, the Bloomberg Municipal High Yield Bond Index, as well as the customized weighted index comprised of 65% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/35% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “Customized Reference Benchmark”). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s duration was above that of the primary benchmark, which detracted from performance in the rising-rate environment. (Duration is a measure of interest-rate sensitivity.) An overweight in lower-coupon bonds detracted, as did an overweight in investment-grade issues. On a sector basis, the Fund’s positioning in utilities hurt results due largely to a position in the bonds of the Puerto Rico Electric Power Authority. Holdings in the transportation and education sectors detracted, as well.

The Fund’s cash position, which provided attractive income and preserved capital in the falling market, contributed to performance. Holdings in high-yield bonds also helped results, as did an underweight in intermediate-term securities. Underweights in zero coupon and premium coupon bonds further aided performance. The Fund used U.S. Treasury futures in an effort to mitigate interest rate risk, which was an additional contributor at a time of market weakness.

Describe recent portfolio activity.

The investment adviser focused on total return and positioning the Fund in low dollar price, positively convex bonds. (Positive convexity means a bond’s interest-rate sensitivity declines as yields rise.) This strategy did not serve the Fund well given that rates continued to climb, but the investment adviser believed it would help augment total returns on a longer-term basis. The investment adviser maintained a positive fundamental view on lower-rated issues based on their total return characteristics.

Describe portfolio positioning at period end.

The Fund continued to have an overweight duration positioning, mainly through its holdings in low coupon, low dollar price, positively convex bonds. It was also overweight in bonds with maturities of 25 years and longer, and it was overweight in investment-grade issues (due to the primary benchmark being 100% invested in high yield). At the sector level, it was underweight in school districts, state and local tax-backed issues, tobacco, and healthcare, and it was overweight in education, transportation, and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BATS: Series E Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)

BATS: Series E Portfolio	(4.86)%	1.93%	1.90%	3.92%

Bloomberg Municipal High Yield Bond Index(d)	(2.66)	3.48	1.75	3.56
Customized Reference Benchmark(e)	(3.56)	2.96	1.32	N/A

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund will invest in investment grade and non-investment grade municipal bonds.
(c)	The Fund commenced operations on August 4, 2014.
(d)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.
(e)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (65%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (35%). The Customized Reference Benchmark commenced on September 30, 2016.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual						Hypothetical 5% Return

		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees

Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(b)
$1,000.00	$951.40	$0.51		$0.00		$1,000.00	$1,024.48	$0.51		$1,025.00	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.10%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

County/City/Special District/School District	30.4%
Education	17.2
Utilities	14.4
Health Care	13.9
Transportation	12.4
Tobacco	6.6
Housing	5.1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)

AAA/Aaa	2.5%
AA/Aa	10.2
A	19.1
BBB/Baa	7.9
BB/Ba	8.4
B	1.6
N/R	50.3

(a)	Total investments exclude money market funds.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2023	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, the Fund outperformed its benchmark, the Bloomberg MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s active benchmark strategy, which implements relative value decisions between specified pools and to-be-announced securities (“TBAs”), as well as pool selection contributed positively.

The detractors from the Fund’s relative performance were out-of-benchmark allocations, such as those to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”).

Describe recent portfolio activity.

The Fund’s allocation to CMBS was modestly decreased over the period, while continuing to favor single-asset/single-borrower (“SASB”) issues. Exposure to fixed rate collateral mortgage obligations (“CMOs”) was modestly increased over the reporting period.

Describe portfolio positioning at period end.

The Fund maintained allocations to securitized sectors such as CMBS and residential mortgage-backed securities (“RMBS”). Within CMBS, positions were focused predominantly in the SASB subsector. The Fund continued to prefer lower coupon pools within agency RMBS. The Fund ended the period slightly overweight duration relative to its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BATS: Series M Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years

BATS: Series M Portfolio	(4.21)%	(0.10)%	(0.31)%	1.01%
Bloomberg MBS Index(c)	(4.67)	(0.17)	(0.77)	0.61

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(c)

Bloomberg MBS Index, an unmanaged market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 957.90	$ 0.01		$ 1,000.00	$ 1,024.99	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

U.S. Government Sponsored Agency Securities	90.6%
Non-Agency Mortgage-Backed Securities	7.7
Asset-Backed Securities	1.7

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)

AAA/Aaa(c)	96.5%
AA/Aa	1.1
A	0.4
BBB/Baa	0.1
N/R	1.9

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2023	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, the Fund outperformed its benchmark, the Bloomberg U.S. Treasury 7-10 Year Bond Index and the Bloomberg U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives contributed to results given that bond yields moved higher in the period.

The Fund’s position in the Series S Portfolio made a small contribution to performance.

The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the seven- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures and interest rate swaps, and it had an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BATS: Series P Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years

BATS: Series P Portfolio	10.97%	9.72%	2.60%	0.93%

Bloomberg U.S. Treasury 7-10 Year Bond Index(c)	(6.18)	(1.93)	(0.16)	0.83
Bloomberg U.S. Bellwether 10 Year Swap Index(d)	(7.04)	(2.67)	(0.38)	0.89

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index, the Bloomberg U.S. Treasury 7-10 Year Bond Index.

(c)

Bloomberg U.S. Treasury 7-10 Year Bond Index, an index that measures the performance of the U.S. Government bond market and includes public obligations of the U.S. Treasury with a maturity of between seven and up to (but not including) ten years. Securities must be fixed rate and rated investment grade, as defined by the Index methodology.

(d)

Bloomberg U.S. Bellwether 10 Year Swap Index, an index that provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,109.70	$ 0.06		$ 1,000.00	$ 1,024.94	$ 0.05		0.01%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments

Fixed-Income Funds	100.0%

F U N D S U M M A R Y	13

Fund Summary as of September 30, 2023	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, the Fund outperformed its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s out-of-benchmark allocations to asset-backed securities (“ABS”), investment-grade corporate bonds, and commercial mortgage-backed securities (“CMBS”) were the main contributors to performance. The Fund used derivatives such as futures and swaps. The use of derivatives contributed to performance.

The Fund’s duration and yield curve positioning—which it achieved in part through the use of derivatives—was the largest detractor, followed by its allocation to U.S. Treasuries. (Duration is a measure of interest rate sensitivity). The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocations to ABS, U.S. Treasuries, U.S. agency mortgage-backed securities (“MBS”), and non-agency MBS. The investment adviser significantly reduced the Fund’s allocation to CMBS due to the unique headwinds the sector faced.

Describe portfolio positioning at period end.

The Fund’s duration was longer than that of the benchmark, based on the view that the extent of the Fed’s interest rate hikes was close to being fully priced in by the markets following the sell-off late in the reporting period. Given that the benchmark is comprised solely of U.S. Treasuries, the Fund was underweight in Treasuries and overweight in all other segments of the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BATS: Series S Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years

BATS: Series S Portfolio	0.93%	4.06%	1.87%	1.93%
ICE BofA 1-3 Year U.S. Treasury Index(c)	0.17	2.47	1.06	0.81

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(c)

An unmanaged index comprised of Treasury securities with maturities ranging from one to three years. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,009.30	$ 0.02		$ 1,000.00	$ 1,024.98	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

Asset-Backed Securities	33.3%
Corporate Bonds	28.6
U.S. Government Sponsored Agency Securities	19.7
Non-Agency Mortgage-Backed Securities	10.8
U.S. Treasury Obligations	6.9
Foreign Agency Obligations	0.4
Foreign Government Obligations	0.2
Preferred Securities	0.1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)

AAA/Aaa(c)	65.3%
AA/Aa	3.3
A	11.3
BBB/Baa	17.0
BB/Ba	0.1
N/R	3.0

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	15

Fund Summary as of September 30, 2023	BATS: Series V Portfolio

Investment Objective

BATS: SeriesV Portfolio’s (the “Fund”) investment objective is to seek as high a level of income exempt from federal income tax consistent with preservation of capital while seeking to minimize price volatility.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, the Fund performed in line with its benchmark, the SIFMA Municipal Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributors to the Fund’s performance relative to the benchmark included holdings of variable rate demand notes (“VRDNs”) which quickly and efficiently repriced coupons in line with aggressive Fed rate increases.

Detractors from the Fund’s performance relative to the benchmark included a slightly longer stance with respect to duration (and corresponding interest rate sensitivity) driven by fixed rate exposure to tax-backed local and school district issues. The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund initially focused on laddering commercial paper maturities along with selective maturity extension trades but moved to a more defensive position as the Fed became increasingly hawkish in its efforts to combat inflation. As Fed rate hikes weighed on the performance of fixed-rate instruments, the Fund reduced both municipal note and commercial paper holdings while increasing exposure to VRDNs in order to prioritize maintaining a high level of liquidity.

Describe portfolio positioning at period end.

The Fund’s duration positioning at period end remained slightly longer than the benchmark. The Fund maintained a bias for daily and weekly reset VRDNs over longer-dated commercial paper and municipal note holdings. While the Fund’s weighted average maturity at 13 days remained slightly longer than the benchmark’s 7 days, the Fund maintained its overall defensive bias amid the continued hawkish interest rate backdrop.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BATS: Series V Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception	(c)
BATS: Series V Portfolio	1.69%	3.04%	1.47%
SIFMA Municipal Swap Index(d)	1.67	3.03	1.50

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which, in the opinion of counsel to the issuer of the obligation, is exempt from regular federal income tax.

(c)	Commencement of operations on May 5, 2021.
(d)	A 7-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,016.90	$0.01		$1,000.00	$1,024.99	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments

County/City/Special District/School District	20.6%
Health Care	19.2
Housing	18.7
Education	18.1
Utilities	17.1
Transportation	6.3

F U N D S U M M A R Y	17

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	19

Schedule of Investments (unaudited) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)(b)	USD	531	$521,104
522 Funding CLO Ltd.
Series 2018-3A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.64%, 10/20/31(a)(c)		500	492,055
Series 2019-5A, Class AR, (3-mo. CME Term SOFR + 1.33%), 6.64%, 04/15/35(a)(c)		430	424,625
ABFC Trust, Series 2007-WMC1, Class A2B, (1- mo. CME Term SOFR + 1.11%), 6.43%, 06/25/37(c)		2,841	2,140,229
AccessLex Institute, Series 2007-A, Class A3, (3- mo. LIBOR US + 0.30%), 5.95%, 05/25/36(c)		2,557	2,488,535
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3-mo. CME Term SOFR + 1.42%), 6.75%, 07/20/34(a)(c)		4,000	3,972,542
AGL CLO 14 Ltd., Series 2021-14A, Class A, (3- mo. CME Term SOFR + 1.41%), 6.75%, 12/02/34(a)(c)		15,870	15,728,395
AGL CLO 3 Ltd.
Series 2020-3A, Class A, (3-mo. CME Term SOFR + 1.56%), 6.87%, 01/15/33(a)(c)		250	248,608
Series 2020-3A, Class D, (3-mo. CME Term SOFR + 3.56%), 8.87%, 01/15/33(a)(c)		1,250	1,201,995
AGL Core CLO 4 Ltd., Series 2020-4A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.66%, 04/20/33(a)(c)		4,350	4,326,022
AGL Static CLO 18 Ltd., Series 2022-18A, Class B, (3-mo. CME Term SOFR + 2.00%), 7.33%, 04/21/31(a)(c)		1,840	1,829,079
AIG CLO Ltd., Series 2018-1A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 6.71%, 04/20/32(a)(c)		1,740	1,735,650
AIMCO CLO
Series 2017-AA, Class AR, (3-mo. CME Term SOFR + 1.31%), 6.64%, 04/20/34(a)(c)		2,500	2,475,368
Series 2018-BA, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.67%, 01/15/32(a)(c)		1,000	996,589
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.88%, 06/25/61(a)(c)		8,327	7,794,014
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)		1,283	1,140,972
Series 2021-G, Class C, 0.00%, 06/25/61(a)(d)		2,310	2,183,996
Series 2023-B, Class A, 4.25%, 10/25/62(a)(b)		9,013	8,388,881
Series 2023-B, Class B, 4.25%, 10/25/62(a)(b)		881	704,132
Series 2023-B, Class C, 0.00%, 10/25/62(a)(d)		2,248	825,678
Series 2023-B, Class SA, 0.00%, 10/25/62(a)(d)		663	483,819
Allegro CLO II-S Ltd.
Series 2014-1RA, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.68%, 10/21/28(a)(c)		1,064	1,062,428
Series 2014-1RA, Class B, (3-mo. CME Term SOFR + 2.41%), 7.75%, 10/21/28(a)(c)		300	298,563
Series 2014-1RA, Class C, (3-mo. CME Term SOFR + 3.26%), 8.60%, 10/21/28(a)(c)		750	749,226
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3-mo. CME Term SOFR + 1.81%), 7.12%, 01/15/30(a)(c)		350	344,680
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3- mo. CME Term SOFR + 1.39%), 6.70%, 01/17/31(a)(c)		918	916,672
Allegro CLO XI Ltd.
Series 2019-2A, Class A2A, (3-mo. CME Term SOFR + 2.11%), 7.43%, 01/19/33(a)(c)		250	247,333

Security		Par (000)	Value

Asset-Backed Securities (continued)
Allegro CLO XI Ltd.
Series 2019-2A, Class C, (3-mo. CME Term SOFR + 3.26%), 8.58%, 01/19/33(a)(c)	USD	250	$249,381
ALM Ltd.
Series 2020-1A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.42%, 10/15/29(a)(c)		250	249,775
Series 2020-1A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.57%, 10/15/29(a)(c)		350	346,991
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3-mo. CME Term SOFR + 1.31%), 6.66%, 07/24/29(a)(c)		311	310,987
AMSR Trust
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)		4,000	3,637,080
Series 2020-SFR4, Class G2, 4.87%, 11/17/37(a)		2,537	2,339,192
Series 2021-SFR1, Class F, 3.60%, 06/17/38(a) .		2,872	2,309,631
Series 2021-SFR2, Class F1, 3.28%, 08/17/38(a)		3,756	3,259,717
Anchorage Capital CLO 16 Ltd., Series 2020-16A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.78%, 01/19/35(a)(c)		380	376,571
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.68%, 01/28/31(a)(c)		1,063	1,058,989
Series 2014-3RA, Class B, (3-mo. CME Term SOFR + 1.76%), 7.13%, 01/28/31(a)(c)		1,250	1,230,000
Series 2014-3RA, Class C, (3-mo. CME Term SOFR + 2.11%), 7.48%, 01/28/31(a)(c)		500	490,086
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.68%, 01/28/31(a)(c)		2,117	2,109,046
Series 2014-4RA, Class D, (3-mo. CME Term SOFR + 2.86%), 8.23%, 01/28/31(a)(c)		750	725,377
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3-mo. CME Term SOFR + 1.35%), 6.72%, 01/28/31(a)(c)		700	695,741
Series 2015-7A, Class BR2, (3-mo. CME Term SOFR + 2.01%), 7.38%, 01/28/31(a)(c)		1,500	1,489,800
Series 2015-7A, Class CR2, (3-mo. CME Term SOFR + 2.46%), 7.83%, 01/28/31(a)(c)		625	621,753
Series 2015-7A, Class D1R2, (3-mo. CME Term SOFR + 3.76%), 9.13%, 01/28/31(a)(c)		1,000	941,453
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR2A, (3-mo. CME Term SOFR + 1.46%), 6.82%, 10/27/34(a)(c)		5,000	4,947,862
Series 2016-8A, Class BR2, (3-mo. CME Term SOFR + 2.06%), 7.42%, 10/27/34(a)(c)		1,000	993,500
Series 2016-8A, Class CR2, (3-mo. CME Term SOFR + 2.66%), 8.02%, 10/27/34(a)(c)		1,000	986,987
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.51%), 6.81%, 10/13/30(a)(c)		273	272,368
Series 2013-1A, Class BR, (3-mo. CME Term SOFR + 2.41%), 7.71%, 10/13/30(a)(c)		500	495,490
Series 2013-1A, Class DR, (3-mo. CME Term SOFR + 7.06%), 12.36%, 10/13/30(a)(c)		1,000	936,238
Series 2018-10A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.07%, 10/15/31(a)(c)		450	444,975
Apidos CLO XII, Series 2013-12A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.65%, 04/15/31(a)(c)		1,383	1,379,475

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XV, Series 2013-15A, Class A1RR, (3-mo. CME Term SOFR + 1.27%), 6.60%, 04/20/31(a)(c)	USD	997	$993,309
Apidos CLO XX, Series 2015-20A, Class A1RA, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/16/31(a)(c)		360	359,073
Apidos CLO XXVI, Series 2017-26A, Class BR, (3-mo. CME Term SOFR + 2.21%), 7.52%, 07/18/29(a)(c)		2,830	2,799,932
Apidos CLO XXX, Series XXXA, Class A1A, (3-mo. CME Term SOFR + 1.40%), 6.71%, 10/18/31(a)(c)		400	398,593
Apidos CLO XXXIX, Series 2022-39A, Class A1, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/21/35(a)(c)		5,000	4,947,538
Apidos CLO XXXVI, Series 2021-36A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.19%, 07/20/34(a)(c)		250	247,925
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.74%, 10/22/34(a)(c)		1,780	1,767,196
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(a)		238	208,877
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL1, Class A, (1-mo. CME Term SOFR + 1.08%), 6.42%, 12/15/35(a)(c)		481	473,817
Series 2021-FL4, Class A, (1-mo. CME Term SOFR + 1.46%), 6.80%, 11/15/36(a)(c)		421	415,211
Series 2022-FL1, Class A, (SOFR (30-day) + 1.45%), 6.76%, 01/15/37(a)(c)		594	586,204
Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 1.85%), 7.18%, 05/15/37(a)(c)		5,328	5,283,393
Ares L CLO Ltd., Series 2018-50A, Class BR, (3- mo. CME Term SOFR + 1.86%), 7.17%, 01/15/32(a)(c)		1,000	989,200
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3-mo. CME Term SOFR + 1.29%), 6.64%, 04/25/34(a)(c)		250	248,062
Ares LVI CLO Ltd.
Series 2020-56A, Class AR, (3-mo. CME Term SOFR + 1.42%), 6.77%, 10/25/34(a)(c)		2,130	2,121,965
Series 2020-56A, Class ER, (3-mo. CME Term SOFR + 6.76%), 12.11%, 10/25/34(a)(c)		250	237,792
Ares XLI CLO Ltd., Series 2016-41A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.02%, 04/15/34(a)(c)		2,500	2,436,250
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.17%, 07/20/30(a)(c)		680	673,676
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A1A, (3-mo. CME Term SOFR + 1.20%), 6.57%, 05/15/30(a)(c)		722	719,036
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3-mo. CME Term SOFR + 1.43%), 6.74%, 10/15/30(a)(c)		567	565,512
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1-mo. CME Term SOFR + 0.59%), 5.91%, 05/25/35(c)		41	35,788
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)		138	129,989

Security		Par (000)	Value

Asset-Backed Securities (continued)
Asset Backed Securities Corp. Home Equity Loan Trust OOMC, Series 2005-HE6, Class M6, (1- mo. CME Term SOFR + 1.22%), 6.54%, 07/25/35(c)	USD	914	$758,791
Assurant CLO I Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/20/34(a)(c)		1,400	1,372,980
Assurant CLO Ltd., Series 2018-2A, Class A, (3- mo. CME Term SOFR + 1.30%), 6.63%, 04/20/31(a)(c)		490	488,437
Atrium IX, Series 9A, Class AR2, (3-mo. CME Term SOFR + 1.25%), 6.64%, 05/28/30(a)(c)		1,782	1,777,023
Atrium XIII
Series 13A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.79%, 11/21/30(a)(c)		491	489,518
Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.11%, 11/21/30(a)(c)		1,250	1,236,625
Series 13A, Class C, (3-mo. CME Term SOFR + 2.06%), 7.41%, 11/21/30(a)(c)		1,610	1,579,012
Bain Capital Credit CLO Ltd.
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.56%, 07/20/30(a)(c)		1,046	1,042,001
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.22%), 6.57%, 04/23/31(a)(c)		248	247,401
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.66%, 07/19/31(a)(c)		1,000	996,000
Series 2021-4A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.76%, 10/20/34(a)(c)		350	348,078
Ballyrock CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.19%, 04/20/31(a)(c)		250	247,475
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)		5,740	1,351,078
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(a)		1,940	1,820,992
Barings CLO Ltd.
Series 2015-2A, Class AR, (3-mo. CME Term SOFR + 1.45%), 6.78%, 10/20/30(a)(c)		933	930,874
Series 2018-3A, Class A1, (3-mo. CME Term SOFR + 1.21%), 6.54%, 07/20/29(a)(c)		374	372,273
Series 2019-3A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.66%, 04/20/31(a)(c)		1,170	1,164,365
Battalion CLO 18 Ltd.
Series 2020-18A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.77%, 10/15/36(a)(c)		500	496,762
Series 2020-18A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.32%, 10/15/36(a)(c)		1,000	975,500
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 6.64%, 07/18/30(a)(c)		1,140	1,134,895
Battalion CLO XII Ltd., Series 2018-12A, Class B2R, (3-mo. CME Term SOFR + 2.34%), 7.72%, 05/17/31(a)(c)		250	246,787
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.75%, 07/15/34(a)(c)		3,000	2,982,000
Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class B2, (1-mo. CME Term SOFR + 2.59%), 7.91%, 02/28/41(c)		5,459	5,340,828

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Bayview Financial Revolving Asset Trust
Series 2005-A, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.43%, 02/28/40(a)(c)	USD	3,510	$3,068,710
Series 2005-E, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.43%, 12/28/40(a)(c)		1,346	1,357,656
Series 2005-E, Class A2A, (1-mo. CME Term SOFR + 1.04%), 6.36%, 12/28/40(a)(c)		1,103	1,080,004
BDS Ltd.
Series 2021-FL7, Class A, (1-mo. CME Term SOFR + 1.18%), 6.52%, 06/16/36(a)(c)		2,063	2,031,775
Series 2021-FL9, Class A, (1-mo. CME Term SOFR + 1.18%), 6.52%, 11/16/38(a)(c)		1,870	1,832,600
Series 2022-FL11, Class ATS, (1-mo. CME Term SOFR + 1.80%), 7.13%, 03/19/39(a)(c)		5,453	5,378,021
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1-mo. CME Term SOFR + 2.06%), 7.38%, 08/25/35(c)		3,832	3,726,350
Series 2006-HE7, Class 1A2, (1-mo. CME Term SOFR + 0.45%), 5.77%, 09/25/36(c)		104	101,767
Series 2007-HE2, Class 1A4, (1-mo. CME Term SOFR + 0.43%), 5.75%, 03/25/37(c)		918	790,179
Series 2007-HE2, Class 23A, (1-mo. CME Term SOFR + 0.25%), 5.57%, 03/25/37(c)		39	34,779
Series 2007-HE3, Class 1A4, (1-mo. CME Term SOFR + 0.46%), 5.78%, 04/25/37(c)		309	309,125
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3-mo. CME Term SOFR + 1.71%), 7.02%, 07/15/29(a)(c)		1,680	1,674,456
Benefit Street Partners CLO Ltd.
Series 2015-6BR, Class A, (3-mo. CME Term SOFR + 1.45%), 6.78%, 07/20/34(a)(c)		1,460	1,449,789
Series 2015-6BR, Class B, (3-mo. CME Term SOFR + 2.06%), 7.39%, 07/20/34(a)(c)		250	248,325
Benefit Street Partners CLO V-B Ltd., Series 2018- 5BA, Class A1A, (3-mo. CME Term SOFR + 1.35%), 6.68%, 04/20/31(a)(c)		1,000	998,618
Benefit Street Partners CLO VIII Ltd., Series 2015- 8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 6.69%, 01/20/31(a)(c)		1,789	1,786,337
Benefit Street Partners CLO XIX Ltd., Series 2019- 19A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.57%, 01/15/33(a)(c)		250	249,100
Benefit Street Partners CLO XXIV Ltd.,
Series 2021-24A, Class D, (3-mo. CME Term SOFR + 3.61%), 8.94%, 10/20/34(a)(c)		500	493,933
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.71%, 04/30/31(a)(c)		246	244,985
BHG Securitization Trust
Series 2021-A, Class A, 1.42%, 11/17/33(a)		133	124,384
Series 2021-A, Class B, 2.79%, 11/17/33(a)		3,714	3,276,126
Series 2022-A, Class E, 4.30%, 02/20/35(a)		700	489,867
Series 2022-C, Class B, 5.93%, 10/17/35(a)		880	857,011
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class A1, (3-mo. CME Term SOFR + 1.52%), 6.84%, 10/19/34(a)(c)		320	316,541
Series 2021-2A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/19/34(a)(c)		250	246,250
Birch Grove CLO Ltd.
Series 19A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.42%, 06/15/31(a)(c)		1,000	979,500

Security		Par (000)	Value

Asset-Backed Securities (continued)
Birch Grove CLO Ltd.
Series 19A, Class DR, (3-mo. CME Term SOFR + 3.61%), 9.02%, 06/15/31(a)(c)	USD	500	$497,096
Series 2021-3A, Class D1, (3-mo. CME Term SOFR + 3.46%), 8.78%, 01/19/35(a)(c)		750	723,579
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.79%, 10/22/30(a)(c)		2,046	2,038,524
Series 2013-2A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.21%, 10/22/30(a)(c)		1,250	1,225,000
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.33%, 08/15/31(a)(c)		700	688,800
BlueMountain CLO XXIII Ltd.
Series 2018-23A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/20/31(a)(c)		250	249,109
Series 2018-23A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/20/31(a)(c)		750	739,125
Series 2018-23A, Class C, (3-mo. CME Term SOFR + 2.41%), 7.74%, 10/20/31(a)(c)		950	936,803
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.36%, 07/25/34(a)(c)		420	411,726
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3-mo. CME Term SOFR + 1.52%), 6.83%, 04/15/34(a)(c)		250	248,808
BlueMountain Fuji U.S. CLO III Ltd., Series 2017- 3A, Class B, (3-mo. CME Term SOFR + 1.64%), 6.95%, 01/15/30(a)(c)		550	538,405
BPCRE Ltd., Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 2.40%), 7.73%, 01/16/37(a)(c)		2,763	2,740,683
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.49%), 6.82%, 07/20/34(a)(c)		250	247,788
Bristol Park CLO Ltd.
Series 2016-1A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.02%, 04/15/29(a)(c)		350	345,835
Series 2016-1A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.52%, 04/15/29(a)(c)		250	244,343
Burnham Park CLO Ltd.
Series 2016-1A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/20/29(a)(c)		2,367	2,363,500
Series 2016-1A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.09%, 10/20/29(a)(c)		500	497,350
Series 2016-1A, Class DR, (3-mo. CME Term SOFR + 3.11%), 8.44%, 10/20/29(a)(c)		250	244,432
Carbone CLO Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.40%), 6.73%, 01/20/31(a)(c)		230	229,730
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3-mo. CME Term SOFR + 1.29%), 6.66%, 04/30/31(a)(c)		2,347	2,335,729
Carlyle Global Market Strategies CLO Ltd.
Series 2013-4A, Class A1RR, (3-mo. CME Term SOFR + 1.26%), 6.57%, 01/15/31(a)(c)		238	237,638
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.23%), 6.54%, 04/17/31(a)(c)		3,740	3,725,320
Series 2014-3RA, Class A1A, (3-mo. CME Term SOFR + 1.31%), 6.67%, 07/27/31(a)(c)		298	296,523
Series 2014-3RA, Class A1B, (3-mo. CME Term SOFR + 1.56%), 6.92%, 07/27/31(a)(c)		1,000	977,094

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carlyle U.S. CLO Ltd.
Series 2018-4A, Class B, (3-mo. CME Term SOFR + 2.33%), 7.66%, 01/20/31(a)(c)	USD	2,430	$2,407,603
Series 2019-1A, Class A1AR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 04/20/31(a)(c)		360	358,955
Series 2019-2A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 6.69%, 07/15/32(a)(c)		250	248,944
Series 2021-10A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/20/34(a)(c)		4,360	4,324,006
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.40%), 6.71%, 04/15/34(a)(c)		250	248,365
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1-mo. CME Term SOFR + 0.36%), 5.68%, 10/25/36(c)		1,415	1,079,880
Series 2006-NC4, Class A3, (1-mo. CME Term SOFR + 0.27%), 5.59%, 10/25/36(c)		27	26,239
Series 2007-FRE1, Class A3, (1-mo. CME Term SOFR + 0.37%), 5.69%, 02/25/37(c)		4,635	4,186,789
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.82%, 10/15/34(a)(c)		1,000	975,126
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 12.32%, 10/15/34(a)(c)		1,250	1,187,796
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)		5,178	4,904,881
CBAM Ltd.
Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.51%), 6.84%, 07/20/30(a)(c)		1,306	1,305,044
Series 2018-6A, Class B1R, (3-mo. CME Term SOFR + 2.36%), 7.67%, 01/15/31(a)(c)		1,000	989,187
Series 2018-7A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.19%, 07/20/31(a)(c)		500	490,050
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 04/20/34(a)(c)		750	740,877
Series 2013-1A, Class BRR, (3-mo. CME Term SOFR + 1.61%), 6.94%, 04/20/34(a)(c)		500	485,590
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3-mo. CME Term SOFR + 1.24%), 6.57%, 04/20/31(a)(c)		1,400	1,396,500
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/17/31(a)(c)		2,000	1,996,000
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3-mo. CME Term SOFR + 1.31%), 6.64%, 04/20/34(a)(c)		500	494,627
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3-mo. CME Term SOFR + 1.26%), 6.59%, 01/20/31(a)(c)		345	343,726
Series 2018-7A, Class A2, (3-mo. CME Term SOFR + 1.39%), 6.72%, 01/20/31(a)(c)		250	242,980
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 6.72%, 10/17/34(a)(c)		2,750	2,737,359
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R, (3-mo. CME Term SOFR + 1.31%), 6.72%, 05/29/32(a)(c)		1,000	994,516
Series 2019-11A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 7.02%, 05/29/32(a)(c)		250	246,320
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.17%, 07/15/33(a)(c)		1,000	979,100

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 7.32%, 07/16/30(a)(c)	USD	250	$248,350
Series 2013-2A, Class A1L2, (3-mo. CME Term SOFR + 1.26%), 6.57%, 10/18/30(a)(c)		1,546	1,540,152
Series 2014-2RA, Class A1, (3-mo. CME Term SOFR + 1.31%), 6.66%, 04/24/30(a)(c)		226	226,050
Series 2014-3A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.81%, 10/22/31(a)(c)		3,500	3,491,830
Series 2014-5A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.77%, 10/17/31(a)(c)		5,250	5,242,171
Series 2015-1A, Class ARR, (3-mo. CME Term SOFR + 1.37%), 6.72%, 01/22/31(a)(c)		247	246,304
Series 2017-5A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.75%, 11/16/30(a)(c)		233	232,432
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.26%), 6.57%, 04/18/31(a)(c)		3,455	3,444,916
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/20/31(a)(c)		250	248,894
Series 2018-4A, Class A2, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/17/31(a)(c)		250	247,900
Series 2019-5A, Class A1R1, (3-mo. CME Term SOFR + 1.40%), 6.71%, 01/15/35(a)(c)		250	248,063
Series 2020-3A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 6.72%, 10/20/34(a)(c)		7,000	6,956,536
Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.31%), 6.62%, 07/15/33(a)(c)		3,000	2,992,383
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.15%, 07/15/33(a)(c)		2,500	2,482,000
Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.11%), 7.42%, 07/15/33(a)(c)		1,000	981,923
Series 2021-5A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.71%, 07/15/34(a)(c)		1,700	1,687,906
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1-mo. CME Term SOFR + 0.31%), 5.63%, 05/25/37(c)		972	624,029
Series 2007-AHL2, Class A3C, (1-mo. CME Term SOFR + 0.38%), 5.70%, 05/25/37(c)		453	290,532
Series 2007-WFH2, Class M3, (1-mo. CME Term SOFR + 0.82%), 6.14%, 03/25/37(c)		5,000	4,580,019
Series 2007-WFH4, Class M3A, (1-mo. CME Term SOFR + 2.61%), 7.93%, 07/25/37(c)		1,000	918,281
Clear Creek CLO
Series 2015-1A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.79%, 10/20/30(a)(c)		178	177,755
Series 2015-1A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.54%, 10/20/30(a)(c)		330	325,452
Series 2015-1A, Class ER, (3-mo. CME Term SOFR + 6.56%), 11.89%, 10/20/30(a)(c)		1,000	933,937
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)		526	451,168
Series 2021-B, Class C, 2.72%, 06/25/52(a)		2,670	2,346,842
Series 2021-B, Class D, 3.78%, 06/25/52(a)		500	438,883
Series 2021-C, Class B, 2.72%, 07/26/55(a)		406	349,224
Series 2021-C, Class C, 3.06%, 07/26/55(a)		3,764	3,194,413
Series 2021-C, Class D, 4.11%, 07/26/55(a)		270	231,061
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(c)		39	37,526
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		761	699,375
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		846	785,966
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		2,165	414,891

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Conseco Finance Securitizations Corp. Series 2000-4, Class A6, 8.31%, 05/01/32(c)	USD	2,157	$401,631
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. CME Term SOFR + 1.66%), 6.97%, 04/17/30(a)(c)		250	246,575
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.52%, 04/25/36(c)		1,416	1,183,911
Series 2006-11, Class 3AV2, (1-mo. CME Term SOFR + 0.43%), 5.75%, 09/25/46(c)		0	442
Series 2006-12, Class 1A, (1-mo. CME Term SOFR + 0.37%), 5.69%, 12/25/36(c)		183	162,720
Series 2006-22, Class M1, (1-mo. CME Term SOFR + 0.34%), 5.66%, 05/25/47(c)		449	345,975
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1-mo. CME Term SOFR + 0.38%), 5.72%, 03/15/34(c)		11	10,396
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(c)		4,440	4,295,922
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.05%, 12/25/36(b)		16	12,619
Series 2006-MH1, Class B1, 6.75%, 10/25/36(a)(b)		1,721	1,645,611
Series 2006-SL1, Class A3, (1-mo. CME Term SOFR + 0.55%), 5.87%, 09/25/36(a)(c)		5,608	317,756
CWHEQ Revolving Home Equity Loan
Resuritization Trust
Series 2006-RES, Class 4Q1B, (1-mo. CME Term SOFR + 0.41%), 5.75%, 12/15/33(a)(c)		3	2,775
Series 2006-RES, Class 5B1B, (1-mo. CME Term SOFR + 0.30%), 5.64%, 05/15/35(a)(c)		2	1,834
CWHEQ Revolving Home Equity Loan Trust
Series 2006-C, Class 2A, (1-mo. CME Term SOFR + 0.29%), 5.63%, 05/15/36(c)		607	583,816
Series 2006-I, Class 1A, (1-mo. CME Term SOFR + 0.25%), 5.59%, 01/15/37(c)		159	142,335
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.77%, 10/20/30(a)(c)		726	724,870
Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 10/20/30(a)(c)		750	736,725
Dewolf Park CLO Ltd.
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.18%), 6.49%, 10/15/30(a)(c)		7,984	7,949,713
Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 2.11%), 7.42%, 10/15/30(a)(c)		500	491,632
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.50%), 6.81%, 07/15/36(a)(c)		1,030	1,023,281
Diameter Capital CLO 2 Ltd.
Series 2021-2A, Class A1, (3-mo. CME Term SOFR + 1.48%), 6.79%, 10/15/36(a)(c)		250	246,691
Series 2021-2A, Class A2, (3-mo. CME Term SOFR + 2.01%), 7.32%, 10/15/36(a)(c)		500	500,250
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1A, (3-mo. CME Term SOFR + 1.39%), 6.70%, 04/15/37(a)(c)		470	463,722
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.67%, 01/15/31(a)(c)		1,209	1,207,514

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dryden 40 Senior Loan Fund, Series 2015-40A, Class CR, (3-mo. CME Term SOFR + 2.36%), 7.73%, 08/15/31(a)(c)	USD	1,200	$1,187,537
Dryden 42 Senior Loan Fund, Series 2016-42A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.62%, 07/15/30(a)(c)		250	244,702
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/20/34(a)(c)		1,620	1,607,316
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/15/30(a)(c)		7,240	7,142,984
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, (3-mo. CME Term SOFR + 1.21%), 6.52%, 07/18/30(a)(c)		931	927,888
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.69%, 01/15/31(a)(c)		1,926	1,923,331
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.07%, 07/17/31(a)(c)		250	246,175
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3-mo. CME Term SOFR + 1.31%), 6.62%, 07/15/31(a)(c)		250	249,461
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.17%, 07/18/30(a)(c)		500	494,400
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.76%, 05/20/34(a)(c)		2,000	1,984,000
Series 2020-77A, Class XR, (3-mo. CME Term SOFR + 1.26%), 6.64%, 05/20/34(a)(c)		172	171,684
Dryden 78 CLO Ltd., Series 2020-78A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.07%, 04/17/33(a)(c)		250	246,950
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (3-mo. CME Term SOFR + 1.46%), 6.83%, 08/15/30(a)(c)		1,160	1,158,322
Eaton Vance CLO Ltd.
Series 2014-1RA, Class A2, (3-mo. CME Term SOFR + 1.75%), 7.06%, 07/15/30(a)(c)		250	247,282
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.71%), 7.02%, 10/15/30(a)(c)		250	244,378
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)		742	690,731
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(a)		252	217,871
Series 2021-A, Class B, 3.50%, 11/25/50(a)		1,200	920,954
EDvestinU Private Education Loan Issue No. 4 LLC, Series 2022-A, Class A, 5.25%, 11/25/40(a)		1,098	1,066,978
Elmwood CLO 15 Ltd.
Series 2022-2A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.69%, 04/22/35(a)(c)		10,590	10,505,388
Series 2022-2A, Class D, (3-mo. CME Term SOFR + 3.67%), 9.02%, 04/22/35(a)(c)		1,625	1,542,356
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.71%), 7.04%, 10/20/33(a)(c)		250	249,922

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Elmwood CLO II Ltd., Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 04/20/34(a)(c)	USD	2,250	$2,241,153
Elmwood CLO IV Ltd.
Series 2020-1A, Class A, (3-mo. CME Term SOFR + 1.50%), 6.81%, 04/15/33(a)(c)		500	498,500
Series 2020-1A, Class D, (3-mo. CME Term SOFR + 3.41%), 8.72%, 04/15/33(a)(c)		1,000	984,001
Elmwood CLO X Ltd., Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.21%), 7.54%, 10/20/34(a)(c)		6,300	6,210,171
Elmwood CLO XII Ltd., Series 2021-5A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.74%, 01/20/35(a)(c)		960	954,548
FBR Securitization Trust, Series 2005-5, Class M2, (1-mo. CME Term SOFR + 0.82%), 6.14%, 11/25/35(c)		2,189	2,117,181
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.60%), 6.91%, 07/15/30(a)(c)		250	245,104
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1-mo. CME Term SOFR + 0.39%), 5.71%, 12/25/36(c)		476	195,403
Series 2006-FF17, Class A5, (1-mo. CME Term SOFR + 0.26%), 5.58%, 12/25/36(c)		1,567	1,351,778
FirstKey Homes Trust
Series 2020-SFR1, Class G, 4.78%, 08/17/37(a)		3,650	3,391,884
Series 2021-SFR1, Class F1, 3.24%, 08/17/38(a)		4,464	3,856,573
Series 2021-SFR2, Class F1, 2.91%, 09/17/38(a)		5,500	4,677,304
Series 2022-SFR1, Class E1, 5.00%, 05/17/39(a)		4,000	3,623,109
Series 2022-SFR2, Class E1, 4.50%, 07/17/39(a)		2,681	2,389,683
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.21%), 6.52%, 04/17/31(a)(c)		1,164	1,163,030
Flatiron CLO 19 Ltd.
Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.71%, 11/16/34(a)(c)		500	498,579
Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.63%, 11/16/34(a)(c)		900	884,816
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(a)		1,822	1,622,441
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1-mo. CME Term SOFR + 0.39%), 5.71%, 02/25/37(c)		1,974	1,496,137
FS Rialto Issuer Ltd.
Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.36%), 6.70%, 11/16/36(a)(c)		2,205	2,159,467
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 7.21%, 01/19/39(a)(c)		9,467	9,363,434
Series 2022-FL5, Class A, (1-mo. CME Term SOFR + 2.30%), 7.63%, 06/19/37(a)(c)		2,721	2,694,752
Series 2022-FL6, Class A, (1-mo. CME Term SOFR + 2.58%), 7.91%, 08/17/37(a)(c)		6,015	5,999,962
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3-mo. CME Term SOFR + 1.21%), 6.56%, 07/24/30(a)(c)		476	473,723

Security		Par (000)	Value

Asset-Backed Securities (continued)
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, (3-mo. CME Term SOFR + 1.26%), 6.59%, 04/20/31(a)(c)	USD	2,956	$2,949,245
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3-mo. CME Term SOFR + 1.46%), 6.77%, 04/16/34(a)(c)		1,000	990,029
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3-mo. CME Term SOFR + 1.28%), 6.65%, 05/16/31(a)(c)		2,270	2,264,256
Generate CLO 2 Ltd.
Series 2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.76%, 01/22/31(a)(c)		1,198	1,195,677
Series 2A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.06%, 01/22/31(a)(c)		250	244,350
Series 2A, Class ER, (3-mo. CME Term SOFR + 5.91%), 11.26%, 01/22/31(a)(c)		1,000	913,214
Generate CLO 3 Ltd., Series 3A, Class AR, (3-mo. CME Term SOFR + 1.51%), 6.84%, 10/20/29(a)(c)		669	666,438
Generate CLO 6 Ltd.
Series 6A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.81%, 01/22/35(a)(c)		250	249,342
Series 6A, Class DR, (3-mo. CME Term SOFR + 3.76%), 9.11%, 01/22/35(a)(c)		4,500	4,323,407
Generate CLO 7 Ltd., Series 7A, Class A1, (3-mo. CME Term SOFR + 1.63%), 6.98%, 01/22/33(a)(c)		250	249,467
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.76%, 10/15/30(a)(c)		240	239,443
GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.35%, 05/25/53(a)(b)		7,753	7,770,509
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2017-1A, Class A1R2, (3-mo. CME Term SOFR + 1.28%), 6.61%, 04/20/34(a)(c)		250	248,055
Series 2021-11A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.72%, 10/20/34(a)(c)		5,530	5,514,851
Series 2021-11A, Class E, (3-mo. CME Term SOFR + 5.61%), 10.94%, 10/20/34(a)(c)		1,750	1,624,908
Series 2021-9A, Class E, (3-mo. CME Term SOFR + 5.01%), 10.34%, 01/20/33(a)(c)		1,000	912,088
GoldenTree Loan Management U.S. CLO 10 Ltd.,
Series 2021-10A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.69%, 07/20/34(a)(c)		250	248,303
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class AJ, (3-mo. CME Term SOFR + 1.56%), 6.89%, 04/20/30(a)(c)		850	837,548
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3-mo. CME Term SOFR + 1.37%), 6.74%, 10/29/29(a)(c)		438	437,616
Series 2014-9A, Class BR2, (3-mo. CME Term SOFR + 1.86%), 7.23%, 10/29/29(a)(c)		250	249,008
Series 2014-9A, Class ER2, (3-mo. CME Term SOFR + 5.92%), 11.29%, 10/29/29(a)(c)		750	737,262
GoldenTree Loan Opportunities XI Ltd.,
Series 2015-11A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 6.64%, 01/18/31(a)(c)		465	464,096
Goldman Home Improvement Trust
Series 2021-GRN2, Class B, 1.97%, 06/25/51(a)		2,476	2,202,847
Series 2022-GRN2, Class A, 6.80%, 10/25/52(a)		1,562	1,548,210

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 12.29%, 07/20/34(a)(c)	USD	250	$247,238
Series 2021-55A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.79%, 07/20/34(a)(c)		330	326,800
Series 2021-58A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.79%, 01/25/35(a)(c)		1,780	1,759,795
GoodLeap Sustainable Home Solutions Trust
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		3,501	2,633,142
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		2,726	2,432,000
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)		2,509	2,323,621
Series 2023-3C, Class A, 6.50%, 07/20/55(a)		716	704,146
Gracie Point International Funding
Series 2022-2A, Class A, (SOFR (30-day) + 2.75%), 8.07%, 07/01/24(a)(c)		3,866	3,884,537
Series 2022-2A, Class B, (SOFR (30-day) + 3.35%), 8.67%, 07/01/24(a)(c)		2,032	2,046,865
Series 2022-3A, Class A, (SOFR (30-day) + 3.25%), 8.56%, 11/01/24(a)(c)		2,351	2,355,244
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.13%), 6.47%, 07/15/39(a)(c)		849	834,208
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.90%, 04/15/33(a)(c)		500	495,309
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1-mo. CME Term SOFR + 0.81%), 6.13%, 12/25/35(c)		283	121,105
Series 2006-4, Class 1A1, 3.66%, 03/25/36(c)		710	483,946
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		25	4,679
GSAMP Trust
Series 2007-H1, Class A1B, (1-mo. CME Term SOFR + 0.51%), 5.83%, 01/25/47(c)		10	5,202
Series 2007-HS1, Class M5, (1-mo. CME Term SOFR + 3.49%), 8.81%, 02/25/47(c)		3,566	3,446,083
Series 2007-HS1, Class M7, (1-mo. CME Term SOFR + 3.49%), 8.81%, 02/25/47(c)		3,000	2,629,873
Gulf Stream Meridian 1 Ltd.
Series 2020-IA, Class A1, (3-mo. CME Term SOFR + 1.63%), 6.94%, 04/15/33(a)(c)		250	251,931
Series 2020-IA, Class B, (3-mo. CME Term SOFR + 2.26%), 7.57%, 04/15/33(a)(c)		250	248,475
Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, (3-mo. CME Term SOFR + 1.58%), 6.89%, 04/15/34(a)(c)		250	247,500
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3-mo. CME Term SOFR + 1.46%), 6.77%, 07/15/34(a)(c)		9,250	9,189,981
Series 2021-4A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.42%, 07/15/34(a)(c)		1,000	998,500
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.37%, 07/15/34(a)(c)		650	648,440
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/15/35(a)(c)		2,420	2,392,316
Highbridge Loan Management Ltd., Series 3A-2014, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.75%, 07/18/29(a)(c)		246	245,606
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(a)		3,919	3,677,631

Security		Par (000)	Value

Asset-Backed Securities (continued)
Home Equity Asset Trust, Series 2006-3, Class M2, (1-mo. CME Term SOFR + 0.71%), 6.03%, 07/25/36(c)	USD	280	$247,282
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1-mo. CME Term SOFR + 2.14%), 3.73%, 07/25/34(c)		15	14,031
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		5,776	4,921,970
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3-mo. CME Term SOFR + 1.40%), 6.73%, 04/20/34(a)(c)		7,260	7,211,533
Series 6A-2015, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.63%, 02/05/31(a)(c)		677	671,976
ICG U.S. CLO Ltd., Series 2014-3A, Class A1RR, (3-mo. CME Term SOFR + 1.29%), 6.64%, 04/25/31(a)(c)		221	220,210
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3-mo. CME Term SOFR + 2.41%), 7.74%, 04/20/32(a)(c)		250	249,568
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.60%), 6.91%, 04/15/33(a)(c)		1,750	1,739,682
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1-mo. CME Term SOFR + 0.91%), 6.23%, 07/25/36(c)		3,498	2,879,167
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(a)		3,913	3,687,404
KeyCorp Student Loan Trust, Series 2004-A, Class 2D, (3-mo. LIBOR US + 1.25%), 6.87%, 07/28/42(c)		3,063	2,864,755
KKR CLO 10 Ltd., Series 10, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.37%, 09/15/29(a)(c)		640	638,400
KKR CLO 17 Ltd., Series 17, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.65%, 04/15/34(a)(c)		500	494,651
LCM 26 Ltd., Series 26A, Class A1, (3-mo. CME Term SOFR + 1.33%), 6.66%, 01/20/31(a)(c)		1,720	1,712,569
LCM XVIII LP, Series 18A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 6.61%, 04/20/31(a)(c)		232	230,520
LCM XX LP, Series 20A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.14%, 10/20/27(a)(c)		640	639,808
LCM XXI LP, Series 21A, Class BR, (3-mo. CME Term SOFR + 1.66%), 6.99%, 04/20/28(a)(c)		161	160,572
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c)		3,607	3,374,359
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d)		516	84,351
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c)		633	502,609
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33(d)		489	449,914
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1-mo. CME Term SOFR + 0.20%), 5.52%, 06/25/37(a)(c)		76	47,739
Lendmark Funding Trust
Series 2021-2A, Class B, 2.37%, 04/20/32(a)		4,630	3,838,870
Series 2021-2A, Class D, 4.46%, 04/20/32(a)		3,500	2,679,568
Series 2022-1A, Class A, 5.12%, 07/20/32(a)		4,589	4,472,187
LoanCore Issuer Ltd., Series 2022-CRE7, Class A, (SOFR (30-day) + 1.55%), 6.86%, 01/17/37(a)(c)		13,120	12,859,685
Loanpal Solar Loan Ltd. Series 2020-2GF, Class A, 2.75%, 07/20/47(a)		885	670,690

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Loanpal Solar Loan Ltd. Series 2021-2GS, Class A, 2.22%, 03/20/48(a)	USD	3,395	$2,446,084
Logan CLO I Ltd., Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.42%), 6.75%, 07/20/34(a)(c)		4,000	3,982,367
Long Beach Mortgage Loan Trust
Series 2006-2, Class 1A, (1-mo. CME Term SOFR + 0.47%), 5.79%, 03/25/46(c)		628	495,980
Series 2006-5, Class 2A3, (1-mo. CME Term SOFR + 0.41%), 5.73%, 06/25/36(c)		3,064	1,421,905
Series 2006-7, Class 2A3, (1-mo. CME Term SOFR + 0.43%), 5.75%, 08/25/36(c)		5,611	2,132,369
Series 2006-7, Class 2A4, (1-mo. CME Term SOFR + 0.59%), 5.91%, 08/25/36(c)		1,295	492,084
Series 2006-9, Class 2A3, (1-mo. CME Term SOFR + 0.43%), 5.75%, 10/25/36(c)		1,989	584,428
Series 2006-WL3, Class 2A4, (1-mo. CME Term SOFR + 0.71%), 6.03%, 01/25/36(c)		3,239	2,736,817
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3-mo. CME Term SOFR + 1.64%), 6.95%, 01/17/30(a)(c)		820	809,750
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3-mo. CME Term SOFR + 1.16%), 6.51%, 07/23/29(a)(c)		1,999	1,989,537
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3-mo. CME Term SOFR + 1.21%), 6.53%, 04/19/30(a)(c)		746	743,614
Series 2014-13A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.08%, 04/19/30(a)(c)		600	596,880
Madison Park Funding XIX Ltd., Series 2015-19A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.53%, 01/22/28(a)(c)		259	258,376
Madison Park Funding XLI Ltd., Series 12A, Class AR, (3-mo. CME Term SOFR + 1.09%), 6.44%, 04/22/27(a)(c)		541	539,686
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.83%, 10/19/34(a)(c)		750	735,100
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3-mo. CME Term SOFR + 1.20%), 6.54%, 10/21/30(a)(c)		3,407	3,390,745
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3-mo. CME Term SOFR + 1.23%), 6.59%, 07/27/31(a)(c)		977	973,824
Madison Park Funding XXIV Ltd., Series 2016- 24A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.34%, 10/20/29(a)(c)		490	487,403
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.83%, 07/29/30(a)(c)		2,747	2,744,263
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3-mo. CME Term SOFR + 5.21%), 10.52%, 04/15/29(a)(c)		1,000	928,408
Series 2018-30X, Class E, (3-mo. CME Term SOFR + 5.21%), 10.52%, 04/15/29(c)(e)		250	232,102
Madison Park Funding XXXI Ltd., Series 2018- 31A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.31%, 01/23/31(a)(c)		250	248,500
Madison Park Funding XXXIII Ltd., Series 2019- 33A, Class AR, (3-mo. CME Term SOFR + 1.29%), 6.60%, 10/15/32(a)(c)		1,790	1,774,832

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class AR, (3-mo. CME Term SOFR + 1.33%), 6.64%, 07/15/33(a)(c)	USD	2,130	$2,121,480
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.69%, 07/17/34(a)(c)		1,250	1,242,250
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. LIBOR US + 3.65%), 9.26%, 01/22/35(a)(c)		750	720,722
Mariner CLO LLC, Series 2016-3A, Class AR2, (3-mo. CME Term SOFR + 1.25%), 6.60%, 07/23/29(a)(c)		126	125,279
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 07/20/32(a)		168	168,031
Series 2019-AA, Class C, 4.01%, 07/20/32(a)		2,060	2,018,529
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		700	618,979
Series 2021-AA, Class B, 2.33%, 03/20/36(a)		1,620	1,395,695
Series 2021-AA, Class C, 2.96%, 03/20/36(a)		2,850	2,412,109
Series 2021-BA, Class C, 2.66%, 11/20/36(a)		4,403	3,588,252
Series 2021-BA, Class E, 4.68%, 11/20/36(a)		3,620	2,805,486
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M8, (1-mo. CME Term SOFR + 1.97%), 7.29%, 06/25/35(c)		1,119	1,114,896
Series 2006-AM2, Class A4, (1-mo. CME Term SOFR + 0.63%), 5.95%, 06/25/36(a)(c)		248	212,550
Series 2006-WMC2, Class A4, (1-mo. CME Term SOFR + 0.41%), 5.73%, 04/25/36(c)		3,307	762,949
Series 2007-HE1, Class A4, (1-mo. CME Term SOFR + 0.39%), 5.71%, 05/25/37(c)		83	63,264
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1-mo. CME Term SOFR + 0.63%), 5.95%, 06/25/46(a)(c)		13	11,927
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(b)		941	775,231
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2C, (1-mo. CME Term SOFR + 0.59%), 5.91%, 05/25/37(c)		1,743	1,245,556
Series 2007-H1, Class 1A2, (1-mo. CME Term SOFR + 3.61%), 8.93%, 10/25/37(c)		2,486	2,220,878
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1-mo. CME Term SOFR + 0.50%), 5.82%, 08/25/37(c)		1,751	1,354,931
MF1 LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.64%), 7.96%, 09/17/37(a)(c)		1,428	1,430,228
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.15%), 7.48%, 06/19/37(a)(c)		2,844	2,835,113
Series 2023-FL12, Class A, (1-mo. CME Term SOFR + 2.07%), 7.37%, 10/19/38(a)(c)		1,306	1,299,470
MF1 Ltd., Series 2021-FL7, Class A, (1-mo. CME Term SOFR + 1.19%), 6.53%, 10/16/36(a)(c)		517	507,953
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3-mo. CME Term SOFR + 1.23%), 6.57%, 04/21/31(a)(c)		1,103	1,097,425
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(a)		1,106	963,021
Series 2019-2GS, Class A, 3.69%, 07/20/43(a)		1,878	1,565,785
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-NC1, Class A2D, (1-mo. CME Term SOFR + 0.33%), 5.65%, 11/25/36(c)		5,095	2,336,776
Series 2007-SEA1, Class 2A1, (1-mo. CME Term SOFR + 3.91%), 9.23%, 02/25/47(a)(c)		63	57,235

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)	USD	1,052	$935,344
Series 2019-1A, Class A, 4.37%, 12/21/43(a)		1,628	1,470,826
Series 2019-2A, Class A, 2.88%, 09/20/40(a)		253	215,765
Series 2020-2A, Class B, 2.21%, 08/20/46(a)		1,397	1,084,475
Series 2021-1A, Class B, 2.05%, 12/20/46(a)		390	294,792
Series 2021-2A, Class B, 2.09%, 04/22/47(a)		3,515	2,518,640
Series 2022-2A, Class A, 4.38%, 01/21/53(a)		953	866,470
Series 2022-3A, Class A, 6.10%, 06/20/53(a)		841	826,686
Series 2023-1A, Class A, 5.32%, 06/20/53(a)		2,841	2,686,959
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.19%, 10/20/30(a)(c)		250	247,925
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1-mo. CME Term SOFR + 0.52%), 5.84%, 04/25/37(c)		380	335,294
Navient Private Education Loan Trust, Series 2020- IA, Class B, 2.95%, 04/15/69(a)		1,880	1,480,493
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(a)		872	834,245
Series 2019-D, Class A2A, 3.01%, 12/15/59(a)		2,731	2,513,007
Series 2020-CA, Class A2B, (1-mo. CME Term SOFR + 1.71%), 7.05%, 11/15/68(a)(c)		2,979	2,986,649
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 6.51%, 04/15/60(a)(c)		1,194	1,145,705
Series 2021-DA, Class B, 2.61%, 04/15/60(a)		1,110	983,965
Series 2021-DA, Class C, 3.48%, 04/15/60(a)		5,000	4,381,756
Series 2021-DA, Class D, 4.00%, 04/15/60(a)		5,000	4,478,437
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)		1,280	1,209,808
Nelnet Student Loan Trust
Series 2021-A, Class A1, (1-mo. CME Term SOFR + 0.91%), 6.24%, 04/20/62(a)(c)		1,489	1,476,088
Series 2021-A, Class A2, (1-mo. CME Term SOFR + 1.14%), 6.47%, 04/20/62(a)(c)		2,680	2,642,140
Series 2021-A, Class APT2, 1.36%, 04/20/62(a) .		2,053	1,829,634
Series 2021-A, Class B2, 2.85%, 04/20/62(a)		1,640	1,309,275
Series 2021-A, Class C, 3.75%, 04/20/62(a)		124	99,753
Series 2021-A, Class D, 4.93%, 04/20/62(a)		735	598,885
Series 2021-BA, Class B, 2.68%, 04/20/62(a)		8,450	6,645,203
Series 2021-BA, Class C, 3.57%, 04/20/62(a)		386	306,634
Series 2021-BA, Class D, 4.75%, 04/20/62(a)		8,380	6,655,887
Series 2021-CA, Class B, 2.53%, 04/20/62(a)		5,370	4,193,411
Series 2021-CA, Class C, 3.36%, 04/20/62(a)		2,770	2,171,291
Series 2021-CA, Class D, 4.44%, 04/20/62(a)		5,590	4,383,381
Series 2021-DA, Class B, 2.90%, 04/20/62(a)		4,800	3,830,499
Series 2021-DA, Class C, 3.50%, 04/20/62(a)		2,700	2,103,545
Series 2021-DA, Class D, 4.38%, 04/20/62(a)		680	524,315
Neuberger Berman CLO XIV Ltd., Series 2013- 14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.66%, 01/28/30(a)(c)		760	758,128
Neuberger Berman CLO XVII Ltd., Series 2014- 17A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.64%, 04/22/29(a)(c)		1,187	1,184,689
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3-mo. CME Term SOFR + 1.42%), 6.73%, 07/15/34(a)(c)		525	521,974
Series 2015-20A, Class DRR, (3-mo. CME Term SOFR + 3.21%), 8.52%, 07/15/34(a)(c)		1,000	970,282
Series 2015-20A, Class ERR, (3-mo. CME Term SOFR + 6.76%), 12.07%, 07/15/34(a)(c)		750	701,655

Security		Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/17/30(a)(c)	USD	250	$248,150
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class AR, (3-mo. CME Term SOFR + 1.18%), 6.49%, 10/18/30(a)(c)		3,945	3,925,408
Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class A2, (3-mo. CME Term SOFR + 1.66%), 6.98%, 10/19/31(a)(c)		250	243,904
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, (3-mo. CME Term SOFR + 1.75%), 7.08%, 01/20/35(a)(c)		1,000	988,800
Neuberger Berman Loan Advisers CLO 35 Ltd., Series 2019-35A, Class C, (3-mo. CME Term SOFR + 2.86%), 8.18%, 01/19/33(a)(c)		250	250,718
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/16/35(a)(c)		3,000	2,976,969
Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.70%, 10/14/35(a)(c)		5,000	4,967,554
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021-46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 01/20/36(a)(c)		250	248,075
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class F, 4.00%, 09/04/39(a)		3,692	2,998,287
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1-mo. CME Term SOFR + 0.51%), 5.83%, 10/25/36(a)(c)		134	152,075
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1-mo. CME Term SOFR + 0.59%), 5.91%, 11/25/36(c)		3,839	1,150,588
Oakwood Mortgage Investors, Inc.
Series 1999-C, Class A2, 7.48%, 08/15/27		2,007	1,598,113
Series 2001-D, Class A2, 5.26%, 01/15/19(c)		26	11,298
Series 2002-A, Class M1, 7.76%, 03/15/32(c)		2,147	1,895,931
Series 2002-C, Class M1, 6.89%, 11/15/32(c)		2,255	2,140,874
Ocean Trails CLO V, Series 2014-5A, Class BRR, (3-mo. CME Term SOFR + 2.21%), 7.51%, 10/13/31(a)(c)		500	492,400
OCP CLO Ltd.
Series 2016-12A, Class BR2, (3-mo. CME Term SOFR + 1.81%), 7.12%, 04/18/33(a)(c)		3,000	2,949,000
Series 2017-13A, Class A1AR, (3-mo. CME Term SOFR + 1.22%), 6.53%, 07/15/30(a)(c)		1,231	1,226,590
Series 2017-13A, Class A2R, (3-mo. CME Term SOFR + 1.81%), 7.12%, 07/15/30(a)(c)		250	246,757
Series 2019-16A, Class AR, (3-mo. CME Term SOFR + 1.26%), 6.54%, 04/10/33(a)(c)		1,490	1,481,076
Series 2020-18A, Class AR, (3-mo. CME Term SOFR + 1.35%), 6.68%, 07/20/32(a)(c)		1,100	1,095,441
Series 2021-22A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.77%, 12/02/34(a)(c)		2,020	2,004,316
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/15/34(a)(c)		250	246,125
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3-mo. CME Term SOFR + 1.22%), 6.53%, 04/16/31(a)(c)		3,000	2,991,979
Octagon Investment Partners 29 Ltd., Series 2016- 1A, Class AR, (3-mo. CME Term SOFR + 1.44%), 6.79%, 01/24/33(a)(c)		250	248,414

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.45%), 6.78%, 01/20/31(a)(c)	USD	1,069	$1,066,921
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.23%), 6.54%, 04/15/31(a)(c)		249	248,000
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.84%), 7.19%, 07/25/30(a)(c)		650	640,835
Octagon Investment Partners 51 Ltd., Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.74%, 07/20/34(a)(c)		1,250	1,237,877
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 6.93%, 07/19/30(a)(c)		350	349,967
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3-mo. CME Term SOFR + 1.26%), 6.61%, 01/25/31(a)(c)		967	964,423
Series 2013-1A, Class A2R2, (3-mo. CME Term SOFR + 1.36%), 6.71%, 01/25/31(a)(c)		500	489,536
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3-mo. LIBOR US + 1.15%), 6.75%, 04/21/34(a)(c)		1,500	1,493,598
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR, (3-mo. CME Term SOFR + 1.40%), 6.73%, 07/02/35(a)(c)		250	248,375
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.76%, 10/22/36(a)(c)		1,000	992,845
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3-mo. CME Term SOFR + 1.71%), 7.02%, 04/18/33(a)(c)		300	297,882
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3-mo. CME Term SOFR + 1.40%), 6.73%, 07/20/34(a)(c)		670	666,993
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.62%, 02/24/37(a)(c)		770	762,012
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.68%, 05/23/31(a)(c)		764	762,113
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.14%, 10/14/36(a)		1,736	1,571,082
Series 2021-1A, Class A2, (SOFR (30-day) + 0.76%), 6.07%, 06/16/36(a)(c)		1,201	1,175,111
Series 2021-1A, Class B, 1.95%, 06/16/36(a)		4,700	3,903,991
Series 2021-1A, Class C, 2.22%, 06/16/36(a)		4,680	3,875,717
Series 2023-2A, Class D, 7.52%, 09/15/36(a)		1,720	1,712,388
Oportun Issuance Trust
Series 2021-B, Class A, 1.47%, 05/08/31(a)		1,970	1,798,995
Series 2021-C, Class C, 3.61%, 10/08/31(a)		1,641	1,460,118
Option One Mortgage Loan Trust
Series 2005-4, Class M3, (1-mo. CME Term SOFR + 0.85%), 6.17%, 11/25/35(c)		460	371,207
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)		4,236	3,263,364
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)		2,559	2,029,529
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1-mo. LIBOR US + 1.20%), 6.65%, 10/15/37(a)(c)		958	925,192

Security		Par (000)	Value

Asset-Backed Securities (continued)
OSD CLO Ltd., Series 2021-23A, Class E, (3-mo. CME Term SOFR + 6.26%), 11.57%, 04/17/31(a)(c)	USD	1,000	$932,489
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3-mo. CME Term SOFR + 1.51%), 6.86%, 10/22/30(a)(c)		555	553,465
Series 2013-4A, Class A2R, (3-mo. CME Term SOFR + 1.96%), 7.31%, 10/22/30(a)(c)		500	492,550
OZLM VI Ltd., Series 2014-6A, Class A2AS, (3-mo. CME Term SOFR + 2.01%), 7.32%, 04/17/31(a)(c)		2,570	2,552,010
OZLM VIII Ltd.
Series 2014-8A, Class A2R3, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/17/29(a)(c)		1,185	1,178,074
Series 2014-8A, Class BR3, (3-mo. CME Term SOFR + 2.36%), 7.67%, 10/17/29(a)(c)		1,750	1,751,228
OZLM XIV Ltd., Series 2015-14A, Class A1SR, (3-mo. CME Term SOFR + 1.51%), 6.82%, 07/15/34(a)(c)		1,500	1,488,088
OZLM XXII Ltd.
Series 2018-22A, Class A1, (3-mo. CME Term SOFR + 1.33%), 6.64%, 01/17/31(a)(c)		928	925,461
Series 2018-22A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.07%, 01/17/31(a)(c)		500	490,100
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(a)		873	843,578
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 09/01/28(a)		1,000	628,089
Palmer Square CLO Ltd.
Series 2013-2A, Class A1A3, (3-mo. CME Term SOFR + 1.26%), 6.57%, 10/17/31(a)(c)		3,400	3,384,240
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.39%), 6.70%, 01/17/31(a)(c)		795	793,903
Series 2014-1A, Class CR2, (3-mo. CME Term SOFR + 2.91%), 8.22%, 01/17/31(a)(c)		400	390,043
Series 2015-1A, Class A1A4, (3-mo. CME Term SOFR + 1.39%), 6.77%, 05/21/34(a)(c)		660	656,140
Series 2015-1A, Class A2R4, (3-mo. CME Term SOFR + 1.96%), 7.34%, 05/21/34(a)(c)		1,000	990,000
Series 2015-2A, Class CR2, (3-mo. CME Term SOFR + 3.01%), 8.34%, 07/20/30(a)(c)		1,000	978,483
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.60%, 04/18/31(a)(c)		472	471,747
Series 2018-2A, Class D, (3-mo. CME Term SOFR + 5.86%), 11.17%, 07/16/31(a)(c)		500	470,337
Series 2020-3A, Class A1AR, (3-mo. CME Term SOFR + 1.34%), 6.71%, 11/15/31(a)(c)		960	957,989
Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.72%, 01/15/35(a)(c)		390	387,830
Palmer Square Loan Funding Ltd.
Series 2021-2A, Class A2, (3-mo. CME Term SOFR + 1.51%), 6.89%, 05/20/29(a)(c)		3,560	3,516,823
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.59%, 07/20/29(a)(c)		250	236,049
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.32%, 10/15/29(a)(c)		250	245,259
Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.86%), 8.17%, 10/15/29(a)(c)		250	243,378
Series 2022-2A, Class A2, (3-mo. CME Term SOFR + 1.90%), 7.21%, 10/15/30(a)(c)		2,350	2,341,852
Series 2022-2A, Class B, (3-mo. CME Term SOFR + 2.20%), 7.51%, 10/15/30(a)(c)		1,360	1,328,246

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd. Series 2022-2A, Class C, (3-mo. CME Term SOFR + 3.10%), 8.41%, 10/15/30(a)(c)	USD	250	$244,420
Parallel Ltd., Series 2015-1A, Class C1R, (3-mo. CME Term SOFR + 2.01%), 7.34%, 07/20/27(a)(c)		441	440,385
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.84%, 08/23/31(a)(c)		350	349,314
Series 2017-1A, Class DR, (3-mo. CME Term SOFR + 7.07%), 12.44%, 02/14/34(a)(c)		900	805,488
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 8.97%, 07/15/34(a)(c)		1,900	1,852,593
Pikes Peak CLO 1, Series 2018-1A, Class A, (3- mo. CME Term SOFR + 1.44%), 6.79%, 07/24/31(a)(c)		764	759,659
Pikes Peak CLO 11, Series 2022-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.30%, 07/25/34(a)(c)		3,000	3,030,586
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1-mo. CME Term SOFR + 0.65%), 5.79%, 05/25/36(c)		3,859	3,566,655
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 07/25/51(a)(b)		8,248	7,835,163
Series 2021-RN4, Class A1, 2.49%, 10/25/51(a)(c)		5,733	5,198,225
Prodigy Finance DAC
Series 2021-1A, Class B, (1-mo. CME Term SOFR + 2.61%), 7.93%, 07/25/51(a)(c)		1,186	1,179,722
Series 2021-1A, Class C, (1-mo. CME Term SOFR + 3.86%), 9.18%, 07/25/51(a)(c)		1,186	1,186,052
Series 2021-1A, Class D, (1-mo. CME Term SOFR + 6.01%), 11.33%, 07/25/51(a)(c)		1,900	1,893,885
Progress Residential Trust
Series 2019-SFR3, Class E, 3.37%, 09/17/36(a)		3,000	2,896,766
Series 2019-SFR3, Class F, 3.87%, 09/17/36(a)		1,000	963,384
Series 2019-SFR4, Class E, 3.44%, 10/17/36(a)		3,000	2,891,099
Series 2019-SFR4, Class F, 3.68%, 10/17/36(a)		2,500	2,407,016
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)		985	821,920
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)		3,981	3,312,744
Series 2021-SFR5, Class F, 3.16%, 07/17/38(a)		1,808	1,551,110
Series 2021-SFR6, Class F, 3.42%, 07/17/38(a)		3,577	3,088,502
Series 2021-SFR8, Class F, 3.18%, 10/17/38(a)		4,500	3,804,365
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)		2,400	1,931,813
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)		5,000	4,141,337
Series 2022-SFR5, Class E1, 6.62%, 06/17/39(a)		2,180	2,090,176
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3-mo. CME Term SOFR + 1.30%), 6.68%, 02/20/30(a)(c)		892	889,258
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3-mo. CME Term SOFR + 1.35%), 6.68%, 01/20/34(a)(c)		390	387,514
Series 2021-15A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 01/20/34(a)(c)		820	806,306
Series 2021-15A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.79%, 01/20/34(a)(c)		4,500	4,234,128

Security		Par (000)	Value

Asset-Backed Securities (continued)
Rad CLO 2 Ltd., Series 2018-2A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.65%, 10/15/31(a)(c)	USD	1,250	$1,245,227
Rad CLO 3 Ltd.
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.12%, 04/15/32(a)(c)		325	319,248
Series 2019-3A, Class CR, (3-mo. CME Term SOFR + 2.11%), 7.42%, 04/15/32(a)(c)		250	244,706
Series 2019-3A, Class DR, (3-mo. CME Term SOFR + 3.01%), 8.32%, 04/15/32(a)(c)		250	245,467
Rad CLO 4 Ltd., Series 2019-4A, Class D, (3-mo. CME Term SOFR + 4.11%), 9.46%, 04/25/32(a)(c)		500	494,058
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3-mo. CME Term SOFR + 1.46%), 6.77%, 04/17/33(a)(c)		250	248,458
Rad CLO 9 Ltd., Series 2020-9A, Class B1, (3-mo. CME Term SOFR + 2.16%), 7.47%, 01/15/34(a)(c)		500	497,250
Regatta IX Funding Ltd.
Series 2017-1A, Class C, (3-mo. CME Term SOFR + 2.71%), 8.02%, 04/17/30(a)(c)		250	250,968
Series 2017-1A, Class D, (3-mo. CME Term SOFR + 4.16%), 9.47%, 04/17/30(a)(c)		250	248,796
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3-mo. CME Term SOFR + 1.42%), 6.75%, 04/20/34(a)(c)		3,000	2,982,000
Regatta VII Funding Ltd., Series 2016-1A, Class BR2, (3-mo. CME Term SOFR + 1.86%), 7.26%, 06/20/34(a)(c)		250	247,575
Regatta VIII Funding Ltd.
Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/17/30(a)(c)		1,255	1,252,992
Series 2017-1A, Class D, (3-mo. CME Term SOFR + 3.46%), 8.77%, 10/17/30(a)(c)		250	245,245
Regatta XVI Funding Ltd.
Series 2019-2A, Class B, (3-mo. CME Term SOFR + 2.31%), 7.62%, 01/15/33(a)(c)		750	749,475
Series 2019-2A, Class D, (3-mo. CME Term SOFR + 4.16%), 9.47%, 01/15/33(a)(c)		500	498,387
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3-mo. CME Term SOFR + 7.87%), 13.18%, 10/15/33(a)(c)		500	497,845
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3-mo. CME Term SOFR + 7.06%), 12.39%, 01/20/35(a)(c)		1,500	1,448,352
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/30(a)		1,220	1,188,718
Series 2020-1, Class B, 3.23%, 10/15/30(a)		320	297,943
Series 2021-1, Class A, 1.68%, 03/17/31(a)		138	129,863
Series 2021-2, Class B, 2.35%, 08/15/33(a)		1,098	897,425
Series 2021-2, Class C, 3.23%, 08/15/33(a)		820	639,747
Series 2021-3, Class A, 3.88%, 10/08/26(f)		10,210	8,882,700
Series 2022-1, Class A, 3.07%, 03/15/32(a)		2,527	2,355,798
Series 2022-1, Class B, 3.71%, 03/15/32(a)		5,452	4,884,165
Series 2022-1, Class C, 4.46%, 03/15/32(a)		1,111	962,580
Series 2022-1, Class D, 6.72%, 03/15/32(a)		2,072	1,804,321
Series 2022-2B, Class A, 7.10%, 11/17/32(a)		6,193	6,188,149
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35(b)		753	734,995
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31(a)		3,550	2,945,576

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3-mo. CME Term SOFR + 1.32%), 6.63%, 01/18/34(a)(c)	USD	1,100	$1,088,450
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3-mo. CME Term SOFR + 1.36%), 6.69%, 04/20/34(a)(c)		500	492,247
Series 2017-2A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.07%, 10/15/29(a)(c)		1,250	1,237,125
Series 2017-2A, Class CR, (3-mo. CME Term SOFR + 2.16%), 7.47%, 10/15/29(a)(c)		1,000	988,350
Series 2017-2A, Class DR, (3-mo. CME Term SOFR + 3.11%), 8.42%, 10/15/29(a)(c)		1,000	979,129
Series 2017-3A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.78%, 10/20/30(a)(c)		2,753	2,744,946
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.74%, 05/20/31(a)(c)		726	723,495
Series 2020-1A, Class B, (3-mo. CME Term SOFR + 2.06%), 7.39%, 01/20/32(a)(c)		1,570	1,562,778
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.76%, 07/20/34(a)(c)		3,500	3,469,939
Romark CLO II Ltd., Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.79%, 07/25/31(a)(c)		250	248,725
Romark WM-R Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.62%, 04/20/31(a)(c)		1,224	1,216,208
RR 19 Ltd., Series 2021-19A, Class A2, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/15/35(a)(c)		500	497,300
RR 3 Ltd., Series 2018-3A, Class A1R2, (3-mo. CME Term SOFR + 1.35%), 6.66%, 01/15/30(a)(c)		3,896	3,886,319
Securitized Asset-Backed Receivables LLC Trust
Series 2007-BR1, Class A2A, (1-mo. CME Term SOFR + 0.33%), 5.65%, 02/25/37(c)		399	165,401
Series 2007-BR1, Class A2B, (1-mo. CME Term SOFR + 0.65%), 5.97%, 02/25/37(c)		2,126	881,458
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(a)		2,361	2,146,498
SESAC Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(a)		2,504	2,355,690
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1-mo. CME Term SOFR + 0.43%), 5.75%, 07/25/36(c)		187	38,310
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.69%, 07/15/30(a)(c)		758	751,879
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, (3-mo. CME Term SOFR + 1.42%), 6.73%, 04/17/34(a)(c)		2,750	2,734,486
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, (3-mo. CME Term SOFR + 1.24%), 6.57%, 04/20/29(a)(c)		885	881,675
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3-mo. CME Term SOFR + 1.37%), 6.72%, 04/25/31(a)(c)		284	283,695
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3-mo. CME Term SOFR + 1.53%), 6.86%, 04/20/33(a)(c)		500	496,950
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3-mo. CME Term SOFR + 1.50%), 6.83%, 07/20/30(a)(c)		776	776,254

Security		Par (000)	Value

Asset-Backed Securities (continued)
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3-mo. CME Term SOFR + 1.58%), 6.91%, 10/20/32(a)(c)	USD	730	$729,275
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.79%, 01/20/34(a)(c)		500	483,613
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3-mo. CME Term SOFR + 0.57%), 5.98%, 12/15/38(c)		1,161	1,123,879
Series 2005-B, Class A4, (3-mo. CME Term SOFR + 0.59%), 6.00%, 06/15/39(c)		851	817,435
Series 2006-BW, Class A5, (3-mo. CME Term SOFR + 0.46%), 5.87%, 12/15/39(c)		1,584	1,516,976
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. CME Term SOFR + 4.86%), 10.20%, 10/15/41(a)(c)		2,824	2,983,364
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(a)		2,266	2,171,977
Series 2016-B, Class A2A, 2.43%, 02/17/32(a)		619	599,394
Series 2017-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 6.35%, 09/15/34(a)(c)		974	969,547
Series 2017-B, Class A2A, 2.82%, 10/15/35(a)		595	567,629
Series 2017-B, Class A2B, (1-mo. CME Term SOFR + 0.86%), 6.20%, 10/15/35(a)(c)		976	968,436
Series 2018-A, Class A2B, (1-mo. CME Term SOFR + 0.91%), 6.25%, 02/15/36(a)(c)		1,940	1,923,419
Series 2019-B, Class A2A, 2.84%, 06/15/37(a)		2,375	2,219,423
Series 2021-A, Class C, 2.99%, 01/15/53(a)		2,568	2,149,120
Series 2021-A, Class D1, 3.86%, 01/15/53(a)		867	776,927
Series 2021-A, Class D2, 3.86%, 01/15/53(a)		590	528,972
Series 2021-B, Class A, 1.31%, 07/17/51(a)		2,433	2,147,360
Series 2021-C, Class A2, (1-mo. CME Term SOFR + 0.91%), 6.25%, 01/15/53(a)(c)		1,397	1,368,879
Series 2021-C, Class APT1, 1.39%, 01/15/53(a)		1,260	1,087,477
Series 2021-C, Class B, 2.30%, 01/15/53(a)		840	755,897
SoFi Professional Loan Program LLC
Series 2018-A, Class B, 3.61%, 02/25/42(a)		290	255,183
Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)		366	343,301
SoFi Professional Loan Program Trust
Series 2018-B, Class BFX, 3.83%, 08/25/47(a)		156	139,097
Series 2018-D, Class BFX, 4.14%, 02/25/48(a)		100	87,674
Series 2020-A, Class BFX, 3.12%, 05/15/46(a)		226	173,985
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.68%, 01/26/31(a)(c)		245	243,175
Sound Point CLO XV Ltd., Series 2017-1A, Class ARR, (3-mo. CME Term SOFR + 1.16%), 6.51%, 01/23/29(a)(c)		1,250	1,247,443
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3-mo. CME Term SOFR + 1.54%), 6.89%, 01/25/32(a)(c)		1,000	993,852
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1-mo. CME Term SOFR + 0.91%), 6.23%, 01/25/35(c)		93	84,025
SpringCastle America Funding LLC, Series 2020- AA, Class A, 1.97%, 09/25/37(a)		1,239	1,124,465
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.51%), 6.82%, 10/15/30(a)(c)		234	233,516
Stratus CLO Ltd.
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 5.26%), 10.59%, 12/29/29(a)(c)		1,250	1,171,143

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Stratus CLO Ltd.
Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)(d)	USD	1,000	$503,170
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.34%, 12/28/29(a)(c)		1,550	1,531,701
Structured Asset Investment Loan Trust, Series 2004-10, Class A11, (1-mo. CME Term SOFR + 1.61%), 6.93%, 11/25/34(c)		135	135,067
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL1, Class A3, (1-mo. CME Term SOFR + 0.71%), 6.03%, 01/25/37(a)(c)		1,587	1,251,490
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)		1,682	1,470,908
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3-mo. CME Term SOFR + 1.22%), 6.53%, 04/16/31(a)(c)		497	495,612
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.72%, 10/15/31(a)(c)		300	298,696
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3-mo. CME Term SOFR + 1.14%), 6.45%, 04/15/28(a)(c)		152	151,833
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 04/18/33(a)(c)		250	248,025
Symphony CLO XXIII Ltd.
Series 2020-23A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.17%, 01/15/34(a)(c)		1,150	1,135,437
Series 2020-23A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.57%, 01/15/34(a)(c)		1,500	1,482,838
Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.72%, 01/15/34(a)(c)		1,250	1,197,447
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 04/20/33(a)(c)		689	684,390
Symphony Static CLO I Ltd., Series 2021-1A, Class C, (3-mo. CME Term SOFR + 2.11%), 7.46%, 10/25/29(a)(c)		500	487,772
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.22%), 6.60%, 11/18/30(a)(c)		784	781,870
TCI-Symphony CLO Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.12%, 07/15/30(a)(c)		1,000	985,951
TCW CLO AMR Ltd., Series 2019-1A, Class ASNR, (3-mo. CME Term SOFR + 1.48%), 6.85%, 08/16/34(a)(c)		250	246,895
TICP CLO IX Ltd., Series 2017-9A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.19%, 01/20/31(a)(c)		250	248,475
TICP CLO V Ltd., Series 2016-5A, Class DR, (3- mo. CME Term SOFR + 3.41%), 8.72%, 07/17/31(a)(c)		250	246,274
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 6.69%, 01/15/34(a)(c)		4,250	4,232,558
Series 2016-6A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.07%, 01/15/34(a)(c)		320	316,288
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3-mo. CME Term SOFR + 7.31%), 12.62%, 04/15/33(a)(c)		600	561,340

Security		Par (000)	Value

Asset-Backed Securities (continued)
TICP CLO XI Ltd., Series 2018-11A, Class B, (3- mo. CME Term SOFR + 1.99%), 7.32%, 10/20/31(a)(c)	USD	450	$445,860
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3-mo. CME Term SOFR + 1.43%), 6.74%, 07/15/34(a)(c)		250	249,149
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3-mo. CME Term SOFR + 6.96%), 12.29%, 10/20/32(a)(c)		1,250	1,218,828
TICP CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.54%), 6.87%, 04/20/33(a)(c)		750	748,796
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.43%, 05/25/58(a)(c)		1,030	1,037,883
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.25%), 6.60%, 04/25/32(a)(c)		650	642,380
Trestles CLO V Ltd.
Series 2021-5A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.76%, 10/20/34(a)(c)		7,230	7,180,211
Series 2021-5A, Class E, (3-mo. CME Term SOFR + 6.61%), 11.94%, 10/20/34(a)(c)		1,000	969,802
Tricon American Homes Trust
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)		2,000	1,925,241
Series 2019-SFR1, Class E, 3.40%, 03/17/38(a)		2,000	1,833,632
Series 2020-SFR1, Class F, 4.88%, 07/17/38(a)		7,351	6,847,666
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)		3,250	2,827,449
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a)		2,099	1,837,157
Trimaran Cavu Ltd.
Series 2019-1A, Class A2, (3-mo. CME Term SOFR + 2.16%), 7.49%, 07/20/32(a)(c)		250	248,750
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 8.86%, 10/25/34(a)(c)		300	294,919
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3-mo. CME Term SOFR + 1.66%), 6.97%, 10/18/31(a)(c)		250	245,347
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3-mo. CME Term SOFR + 1.54%), 6.85%, 04/15/33(a)(c)		340	337,340
VOLT CVI LLC, Series 2021-NP12, Class A1, 2.73%, 12/26/51(a)(b)		11,225	10,112,007
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.58%, 04/25/31(a)(c)		954	951,696
Series 2013-3A, Class A1RR, (3-mo. CME Term SOFR + 1.41%), 6.72%, 10/18/31(a)(c)		498	496,447
Series 2015-3A, Class A1R, (3-mo. CME Term SOFR + 1.45%), 6.78%, 10/20/31(a)(c)		500	498,044
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.52%, 04/17/30(a)(c)		185	184,868
Series 2017-3A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/20/34(a)(c)		1,000	994,261
Series 2017-4A, Class A1, (3-mo. CME Term SOFR + 1.39%), 6.70%, 10/15/30(a)(c)		1,045	1,040,754
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.56%), 6.88%, 04/19/31(a)(c)		250	245,000
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.26%), 6.57%, 07/15/31(a)(c)		250	249,381
Series 2018-3A, Class A1A, (3-mo. CME Term SOFR + 1.41%), 6.72%, 10/15/31(a)(c)		250	249,071

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1-mo. CME Term SOFR + 0.42%), 5.74%, 08/25/36(c)	USD	6,614	$6,151,071
Series 2006-HE4, Class 2A2, (1-mo. CME Term SOFR + 0.47%), 5.79%, 09/25/36(c)		207	55,806
Series 2006-HE5, Class 1A, (1-mo. CME Term SOFR + 0.42%), 4.19%, 10/25/36(c)		2,484	1,816,791
Series 2007-HE3, Class 2A3, (1-mo. CME Term SOFR + 0.35%), 5.67%, 05/25/37(c)		109	91,617
Wellfleet CLO Ltd., Series 2017-3A, Class A1, (3- mo. CME Term SOFR + 1.41%), 6.72%, 01/17/31(a)(c)		1,483	1,475,103
Whitebox CLO II Ltd.
Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.96%, 10/24/34(a)(c)		250	244,149
Series 2020-2A, Class ER, (3-mo. CME Term SOFR + 7.36%), 12.71%, 10/24/34(a)(c)		500	475,008
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.48%), 6.79%, 10/15/34(a)(c)		4,000	3,966,000
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1-mo. CME Term SOFR + 0.51%), 5.83%, 06/25/37(a)(c)		429	135,693

Total Asset-Backed Securities — 47.8% (Cost: $1,104,782,708)			1,030,008,232

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds
0.00% (d)(f)(g)(h)(i)		500	—
0.00% (d)(f)(g)(h)(i)		250	—

			—

Insurance — 0.0%
Ambac Assurance Corp., 5.10% (a)(i)		58	82,572

Total Corporate Bonds — 0.0% (Cost: $75,213)			82,572

Floating Rate Loan Interests(f)

Financial Services — 0.6%
Caliber Home Loans, Inc., Advances, (1-mo. SOFR at 0.00% Floor + 3.25%), 8.66%, 07/15/26		3,358	3,365,207
Project Pearl Pasco Holdings LLC, Advance, (1- mo. CME Term SOFR at 0.00% Floor + 2.86%), 8.20%, 09/15/24		2,892	2,882,000
Sirocco Lux S.A., Facility A, (3-mo. EURIBOR at 0.00% Floor + 3.90%), 7.56%, 02/28/26	EUR	7,048	7,451,387

			13,698,594

Oil, Gas & Consumable Fuels — 0.4%
Promontoria Beech DAC, Senior Loan, (1-mo. EURIBOR at 0.00% Floor + 3.75%), 7.51%, 05/17/27		7,526	7,927,209

Total Floating Rate Loan Interests — 1.0% (Cost: $22,146,753)			21,625,803

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 17.4%
Adjustable Rate Mortgage Trust, Series 2006-2, Class 4A1, 4.03%, 05/25/36(c)	USD	4,584	3,102,502

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Agate Bay Mortgage Trust
Series 2015-1, Class B5, 3.66%, 01/25/45(a)(c)	USD	723	$433,550
Series 2015-3, Class B5, 3.54%, 04/25/45(a)(c)		832	502,330
Series 2015-4, Class B5, 3.50%, 06/25/45(a)(c)		580	326,040
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d)		143	69,259
Series 2019-E, Class C, 0.00%, 09/25/59(a)(d)		21	34,768
Series 2020-C, Class A, 2.25%, 09/27/60(a)(b)		66	64,953
Series 2020-C, Class B, 5.00%, 09/27/60(a)(b)		250	240,650
Series 2020-C, Class C, 0.00%, 09/27/60(a)(d)		784	708,325
Series 2020-D, Class A, 2.25%, 06/25/60(a)(b)		460	443,768
Series 2020-D, Class B, 5.00%, 06/25/60(a)(b)		350	336,910
Series 2020-D, Class C, 0.00%, 06/25/60(a)(d)		826	767,385
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)		2,715	2,548,348
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)		817	760,731
Series 2021-C, Class C, 0.00%, 01/25/61(a)(d)		2,050	2,275,617
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)		6,861	6,297,476
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)		1,634	1,520,198
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)(d)		2,391	2,657,785
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)		11,651	9,801,658
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)		1,770	1,408,385
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)		1,068	839,705
Series 2021-E, Class B3, 4.08%, 12/25/60(a)(c)		636	265,986
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)		698	541,588
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)(d)		8	3,615
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)		17,444	15,612,188
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)		1,945	1,807,208
Series 2021-F, Class C, 0.00%, 06/25/61(a)(d)		3,609	3,277,103
Series 2022-A, Class A2, 3.00%, 10/25/61(a)(c)		478	394,040
Series 2022-A, Class A3, 3.00%, 10/25/61(a)(c)		255	206,129
Series 2022-A, Class B, 3.00%, 10/25/61(a)		1,912	1,298,167
Series 2022-A, Class C, 3.00%, 10/25/61(a)		950	1,397,233
Series 2022-A, Class M1, 3.00%, 10/25/61(a)		279	219,723
Series 2022-A, Class M2, 3.00%, 10/25/61(a)		1,251	947,724
Series 2022-A, Class M3, 3.00%, 10/25/61(a)		80	58,221
Series 2022-B, Class A2, 3.00%, 03/27/62(a)(c)		376	282,483
Series 2022-B, Class A3, 3.00%, 03/27/62(a)(c)		322	237,462
Series 2022-B, Class B, 3.00%, 03/27/62(a)		1,789	1,080,892
Series 2022-B, Class C, 3.00%, 03/27/62(a)(f)		1,212	1,052,433
Series 2022-B, Class M1, 3.00%, 03/27/62(a)		242	173,546
Series 2022-B, Class M2, 3.00%, 03/27/62(a)		1,199	825,282
Series 2023-A, Class A1, 3.50%, 07/25/62(a)(b)		11,923	10,893,535
Series 2023-A, Class A2, 3.00%, 07/25/62(a)(c)		515	415,379
Series 2023-A, Class A3, 2.50%, 07/25/62(a)(c)		292	220,159
Series 2023-A, Class B, 2.50%, 07/25/62(a)(c)		1,717	1,117,079
Series 2023-A, Class C, 2.50%, 07/25/62(a)(c)		942	921,510
Series 2023-A, Class M1, 2.50%, 07/25/62(a)(c)		884	646,554
Series 2023-C, Class A1, 3.50%, 05/25/63(a)(b)		13,508	12,388,503
Series 2023-C, Class A2, 3.00%, 05/25/63(a)(c)		789	617,513
Series 2023-C, Class A3, 2.50%, 05/25/63(a)(c)		421	308,623
Series 2023-C, Class C, 2.50%, 05/25/63(a)(c)		3,326	2,617,029
Series 2023-C, Class M1, 2.50%, 05/25/63(a)(c)		368	262,243
Series 2023-C, Class M2, 2.50%, 05/25/63(a)(c)		2,284	1,488,746
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1-mo. CME Term SOFR + 0.32%), 5.64%, 10/25/46(c)		86	45,406
Series 2006-6, Class A1A, (1-mo. CME Term SOFR + 0.30%), 5.62%, 12/25/46(c)		4,734	3,900,272
Series 2007-1, Class A1, (12-mo. Federal Reserve Cumulative Average US + 0.70%), 5.33%, 02/25/47(c)		31	12,090

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, (1-mo. CME Term SOFR + 0.30%), 5.62%, 05/25/47(c)	USD	1,312	$693,247
Angel Oak Mortgage Trust, Series 2019-5, Class B1, 3.96%, 10/25/49(a)(c)		405	342,458
APS Resecuritization Trust, Series 2016-3, Class 3A, (1-mo. CME Term SOFR + 2.96%), 8.28%, 09/27/46(a)(c)		55	54,512
Banc of America Alternative Loan Trust, Series 2006-4, Class 3CB1, (1-mo. CME Term SOFR + 0.91%), 6.00%, 05/25/46(c)		494	386,519
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)(d)		303	86,674
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)		299	289,384
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37		867	674,809
Barclays Mortgage Loan Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)		10,333	9,275,220
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)		1,060	922,142
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)(f)		2,344	2,286,896
Series 2022-NQM1, Class A1, 4.55%, 07/25/52(a)(b)		3,601	3,386,411
Series 2022-RPL1, Class A, 4.25%, 02/25/28(a)(b)		7,380	7,032,327
Series 2022-RPL1, Class B, 4.25%, 02/25/28(a)(b)		1,242	1,145,541
Series 2022-RPL1, Class C, 0.00%, 02/25/28(a)(d)		2,206	1,217,135
Series 2022-RPL1, Class SA, 0.00%, 02/25/28(a)(d)		29	15,511
BCAP LLC Trust
Series 2011-RR4, Class 3A6, 4.14%, 07/26/36(a)(c)		1,189	1,114,098
Series 2011-RR5, Class 11A5, (1-mo. CME Term SOFR + 0.26%), 3.97%, 05/28/36(a)(c)		271	256,378
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(b)		126	87,344
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1-mo. CME Term SOFR + 0.39%), 5.71%, 08/25/36(c)		332	319,743
Series 2007-AR2, Class A1, (1-mo. CME Term SOFR + 0.45%), 5.77%, 03/25/37(c)		181	165,016
Series 2007-AR4, Class 2A1, (1-mo. CME Term SOFR + 0.32%), 5.64%, 06/25/37(c)		16	15,008
Chase Mortgage Finance Corp., Series 2016-SH1, Class M4, 3.75%, 04/25/45(a)(c)		542	450,791
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		9,043	3,844,679
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)		2,452	2,160,281
Series 2022-2, Class A1, 3.76%, 03/25/67(a)(c)		8,172	7,503,053
Series 2022-4, Class A1, 6.00%, 10/25/57(a)(b)		593	577,218
CIM Trust
Series 2019-J2, Class B4, 3.77%, 10/25/49(a)(c)		881	607,074
Series 2023-I2, Class A2, 6.85%, 12/25/67(a)(b)		962	957,232

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37	USD	1,858	$1,506,541
Series 2008-2, Class 1A1, 6.50%, 06/25/38		282	214,207
Citigroup Mortgage Loan Trust
Series 2014-C, Class B2, 4.25%, 02/25/54(a)		317	269,155
Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(c)		1,431	1,340,246
Series 2022-A, Class A1, 6.17%, 09/25/62(a)(b)		6,789	6,728,923
CitiMortgage Alternative Loan Trust, Series 2007- A3, Class 1A5, 6.00%, 03/25/37		1,634	1,461,795
COLT Mortgage Loan Trust, Series 2020-2, Class M1, 5.25%, 03/25/65(a)(c)		761	717,998
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1-mo. CME Term SOFR + 0.46%), 5.42%, 06/25/35(c)		1,000	811,647
Series 2005-51, Class 3A3A, (1-mo. CME Term SOFR + 0.75%), 6.08%, 11/20/35(c)		403	338,619
Series 2005-76, Class 2A1, (12-mo. Federal Reserve Cumulative Average US + 1.00%), 5.63%, 02/25/36(c)		378	337,176
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		1,000	493,944
Series 2006-J7, Class 1A2, 6.25%, 11/25/36		2,795	1,290,717
Series 2006-OC10, Class 2A3, (1-mo. CME Term SOFR + 0.57%), 5.89%, 11/25/36(c)		468	397,803
Series 2006-OC7, Class 2A3, (1-mo. CME Term SOFR + 0.61%), 5.93%, 07/25/46(c)		3,032	2,684,697
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,124	518,867
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		166	82,462
Series 2007-OA2, Class 1A1, (12-mo. Federal Reserve Cumulative Average US + 0.84%), 5.47%, 03/25/47(c)		161	133,356
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 3A9, (1-mo. CME Term SOFR + 1.51%), 6.00%, 08/25/35(c)		2,465	1,629,352
Series 2007-15, Class 2A2, 6.50%, 09/25/37		629	228,767
Series 2007-HYB1, Class 3A1, 4.22%, 03/25/37(c)		1,337	1,169,590
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		39	14,999
Series 2020-SPT1, Class B2, 3.39%, 04/25/65(a)(c)		8,400	6,242,318
Series 2021-RPL9, Class A1, 2.44%, 02/25/61(a)(c)		4,129	3,760,183
Credit Suisse Mortgage Trust
Series 2006-4, Class 1A3, 6.00%, 05/25/36		378	209,028
Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)		1,872	1,109,624
Series 2014-9R, Class 9A1, (1-mo. CME Term SOFR + 0.23%), 5.67%, 08/27/36(a)(c)		85	62,864
Series 2014-SAF1, Class B5, 3.85%, 03/25/44(a)(c)		1,578	1,088,205
Series 2020-RPL2, Class A12, 3.51%, 02/25/60(a)(c)		2,693	2,679,232
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(c)		3,299	2,037,089
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(a)(c)		5,016	4,114,755
Deephaven Residential Mortgage Trust
Series 2021-1, Class B2, 3.96%, 05/25/65(a)(c)		150	116,253
Series 2021-1, Class M1, 2.09%, 05/25/65(a)(c)		1,620	1,332,024
Series 2021-3, Class B1, 3.27%, 08/25/66(a)(c)		3,671	2,163,155

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)	USD	16	$12,669
FWD Securitization Trust
Series 2020-INV1, Class A2, 2.34%, 01/25/50(a)(c)		1,293	1,163,145
Series 2020-INV1, Class A3, 2.44%, 01/25/50(a)(c)		27	24,170
GCAT Trust
Series 2020-NQM2, Class B1, 4.85%, 04/25/65(a)(c)		2,533	2,071,561
Series 2022-NQM4, Class A1, 5.27%, 08/25/67(a)(b)		3,624	3,534,249
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12-mo. Federal Reserve Cumulative Average US + 2.00%), 6.63%, 03/25/36(c)		15	12,756
GS Mortgage-Backed Securities Corp. Trust
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(c)		250	226,786
Series 2020-PJ2, Class B4, 3.53%, 07/25/50(a)(c)		1,065	803,884
GSMPS Mortgage Loan Trust
Series 2004-4, Class 1AF, (1-mo. LIBOR US + 0.40%), 5.83%, 06/25/34(a)(c)		3,053	2,662,853
Series 2005-RP2, Class 1AF, (1-mo. CME Term SOFR + 0.46%), 5.78%, 03/25/35(a)(c)		52	45,136
Series 2005-RP3, Class 2A1, 3.82%, 09/25/35(a)(c)		2,991	2,488,099
Series 2006-RP1, Class 1AF1, (1-mo. CME Term SOFR + 0.46%), 5.78%, 01/25/36(a)(c)		43	34,826
Series 2006-RP2, Class 2A1, 4.08%, 04/25/36(a)(c)		2,287	1,686,357
GSMSC Resecuritization Trust, Series 2015-5R, Class 1D, (1-mo. CME Term SOFR + 0.25%), 3.60%, 04/26/37(a)(c)		4,100	2,372,055
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 4.74%, 04/25/36(c)		1,715	1,091,516
Homeward Opportunities Fund I Trust
Series 2020-2, Class B1, 5.45%, 05/25/65(a)(c)		3,640	3,171,224
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(b)		3,592	3,474,832
Impac Secured Assets Trust, Series 2006-2, Class 1A2B, (1-mo. CME Term SOFR + 0.45%), 5.77%, 08/25/36(c)		1,773	1,721,959
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 2A2, (1-mo. CME Term SOFR + 0.51%), 5.83%, 10/25/36(c)		195	172,123
Series 2007-AR19, Class 3A1, 3.69%, 09/25/37(c)		629	420,834
Series 2007-FLX5, Class 2A2, (1-mo. CME Term SOFR + 0.35%), 5.67%, 08/25/37(c)		2,594	2,248,023
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(b)		4,187	3,407,615
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 4.80%, 07/25/35(c)		318	288,707
Series 2020-5, Class B3, 3.58%, 12/25/50(a)(c)		3,718	2,846,064
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)		15,381	13,001,334
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)		6,218	3,748,266
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)		3,771	2,860,246

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)	USD	885	$647,236
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)		1,231	839,975
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)		654	423,409
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)		269	164,243
Series 2021-INV7, Class B6, 3.01%, 02/25/52(a)(c)		885	330,139
Legacy Mortgage Asset Trust, Series 2020-SL1, Class A, 5.73%, 01/25/60(a)(b)		73	73,028
Lehman XS Trust, Series 2007-20N, Class A1, (1-mo. CME Term SOFR + 2.41%), 7.73%, 12/25/37(c)		24	24,374
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(c)		890	764,979
MCM Trust
Series 2021-VFN1, Class Cert, 3.00%, 08/25/28(f)		1,424	939,201
Series 2021-VFN1, Class Note, 2.50%, 09/25/31(f)		2,253	2,165,662
MFA Trust, Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(c)		700	510,801
MFRA Trust, Series 2022-CHM1, Class A1, 3.88%, 09/25/56(a)(b)		6,326	5,828,721
Mill City Mortgage Loan Trust, Series 2023-NQM1, Class A1, 6.05%, 10/25/67(a)(b)		4,751	4,671,941
Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B3, 6.82%, 06/25/44(a)(c)		198	192,625
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1-mo. LIBOR US + 0.34%), 5.78%, 04/16/36(a)(c)		185	176,696
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c)		1,240	1,160,313
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP1, Class 2A4, 6.05%, 02/25/35(b)		326	304,726
Series 2007-2, Class A4, (1-mo. CME Term SOFR + 0.53%), 5.85%, 06/25/37(c)		593	512,575
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(c)		5,649	5,622,611
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(c)		156	148,089
Preston Ridge Partners Mortgage LLC
Series 2021-4, Class A1, 1.87%, 04/25/26(a)(b)		3,256	2,992,255
Series 2022-1, Class A1, 3.72%, 02/25/27(a)(b)		4,423	4,233,630
Series 2023-1, Class A1, 6.88%, 02/25/28(a)(c)		4,870	4,855,959
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(c)		1,172	952,436
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(a)(c)		499	459,078
Series 2022-AFC2, Class A1, 5.34%, 08/25/57(a)(c)		7,392	7,188,353
RALI Trust
Series 2005-QA10, Class A21, 4.51%, 09/25/35(c)		5,225	2,253,359
Series 2006-QO1, Class 3A1, (1-mo. CME Term SOFR + 0.65%), 5.97%, 02/25/46(c)		1,849	827,216

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
RALI Trust
Series 2006-QO10, Class A1, (1-mo. CME Term SOFR + 0.43%), 5.75%, 01/25/37(c)	USD	1,762	$1,490,471
Series 2007-QH3, Class A1, (1-mo. CME Term SOFR + 0.43%), 5.75%, 04/25/37(c)		4,929	4,294,576
RCKT Mortgage Trust, Series 2020-1, Class B4, 3.47%, 02/25/50(a)(c)		929	714,904
RCO VI Mortgage LLC, Series 2022-1, Class A1, 3.00%, 01/25/27(a)(b)		10,773	10,221,807
Reperforming Loan REMIC Trust
Series 2005-R1, Class 1AF1, (1-mo. CME Term SOFR + 0.47%), 5.79%, 03/25/35(a)(c)		1,478	1,314,026
Series 2005-R2, Class 1AF1, (1-mo. CME Term SOFR + 0.45%), 5.77%, 06/25/35(a)(c)		283	258,948
Series 2005-R3, Class AF, (1-mo. CME Term SOFR + 0.51%), 5.83%, 09/25/35(a)(c)		442	376,626
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.66%, 09/25/59(a)(c)		2,900	2,341,260
RFMSI Series Trust
Series 2005-SA4, Class 2A1, 5.13%, 09/25/35(c)		1,942	1,234,592
Series 2006-SA2, Class 2A1, 5.34%, 08/25/36(c)		440	306,353
RMF Buyout Issuance Trust
Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)		3,379	2,895,621
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)(f)		1,150	692,774
Seasoned Loans Structured Transaction Trust, Series 2020-3, Class M1, 4.75%, 04/26/60(a)(c)		1,016	984,048
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(a)(b)		751	725,295
Starwood Mortgage Residential Trust
Series 2020-3, Class B1, 4.75%, 04/25/65(a)(c)		2,820	2,277,433
Series 2020-INV1, Class B1, 3.26%, 11/25/55(a) .		260	195,179
Series 2020-INV1, Class M1, 2.50%, 11/25/55(a)		2,688	2,147,196
Series 2021-1, Class B1, 3.52%, 05/25/65(a)(c)		648	455,460
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 2A1, (1-mo. CME Term SOFR + 0.53%), 5.85%, 05/25/46(c)		29	19,037
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1-mo. CME Term SOFR + 0.46%), 5.78%, 06/25/35(a)(c)		729	661,967
Series 2005-RF5, Class 2A, 3.91%, 07/25/35(a)(c)		1,843	1,687,803
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)		4,313	2,393,968
Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(a)		1,269	677,257
Thornburg Mortgage Securities Trust,
Series 2006-3, Class A1, 3.68%, 06/25/46(c)		1,034	680,586
Toorak Mortgage Corp., Series 2021-INV2, Class B1, 4.10%, 11/25/56(a)(c)		3,755	2,485,688
TVC Mortgage Trust, Series 2023-RTL1, Class A1, 8.25%, 11/25/27(a)		4,107	4,093,206
Verus Securitization Trust
Series 2019-4, Class B1, 3.86%, 11/25/59(a)(c)		800	650,158
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(c)		2,600	2,295,266
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(c)		3,000	1,904,614

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Verus Securitization Trust
Series 2021-R1, Class M1, 2.34%, 10/25/63(a)	USD	3,250	$2,567,905
Series 2021-R2, Class B1, 3.25%, 02/25/64(a)(c)		265	174,760
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)		1,507	927,933
Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)		100	67,685
Vista Point Securitization Trust
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)		133	118,994
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)		176	144,974
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-11, Class A1, 5.75%, 01/25/36		1,182	965,895
Series 2005-11, Class A7, 5.75%, 01/25/36		2,402	1,961,913
Series 2005-9, Class 5A6, (1-mo. CME Term SOFR + 0.66%), 5.50%, 11/25/35(c)		381	258,902
Series 2005-9, Class 5A9, 5.50%, 11/25/35		157	115,547
Series 2006-4, Class 1A1, 6.00%, 04/25/36		145	126,053
Series 2006-4, Class 3A1, 6.50%, 05/25/36(b)		94	76,453
Series 2006-6, Class 3CB1, 7.00%, 08/25/36		4,248	1,719,242
Series 2006-AR1, Class A1A, (1-mo. CME Term SOFR + 0.61%), 5.93%, 02/25/36(c)		1,188	964,639
Series 2006-AR5, Class A1A, (12-mo. Federal Reserve Cumulative Average US + 0.99%), 5.62%, 06/25/46(c)		151	128,691
Series 2007-HY1, Class A2A, (1-mo. CME Term SOFR + 0.43%), 5.59%, 02/25/37(c)		519	388,084
Series 2007-OA1, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.71%), 5.34%, 12/25/46(c)		2,410	1,958,947
Series 2007-OA3, Class 5A, (12-mo. Federal Reserve Cumulative Average US + 1.25%), 5.88%, 04/25/47(c)		613	508,827
Series 2007-OA4, Class 2A, (Cost of Funds for the 11th District of San Francisco + 0.80%), 5.42%, 05/25/47(c)		2,040	1,717,088
Series 2007-OA5, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.75%), 5.38%, 06/25/47(c)		482	381,941
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 6.41%, 10/25/36(c)		903	830,605
Western Mortgage Reference Notes
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 8.47%, 07/25/59(a)(c)		4,103	4,105,362
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 9.02%, 07/25/59(a)(c)		5,867	5,885,256
WinWater Mortgage Loan Trust, Series 2014-3, Class B5, 3.98%, 11/20/44(a)(c)		923	656,129

			375,911,162

Commercial Mortgage-Backed Securities — 25.8%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(a)		5,000	4,412,645
Series 2017-245P, Class C, 3.78%, 06/05/37(a)(c)		3,000	2,476,934
Series 2017-245P, Class E, 3.78%, 06/05/37(a)(c)		1,151	912,176
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1-mo. CME Term SOFR + 0.93%), 6.51%, 09/15/34(a)(c)		5,000	4,862,501
Series 2017-280P, Class E, (1-mo. CME Term SOFR + 2.17%), 7.75%, 09/15/34(a)(c)		1,432	1,235,100

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
ACREC LLC, Series 2023-FL2, Class A, (1-mo. CME Term SOFR + 2.23%), 7.56%, 02/19/38(a)(c)	USD	3,250	$3,243,071
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1-mo. CME Term SOFR + 1.26%), 6.60%, 04/15/34(a)(c)		644	583,747
Angel Oak SB Commercial Mortgage Trust, Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(c)		6,407	5,853,050
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class A5, 2.58%, 10/15/54(a)		3,394	2,669,475
AREIT LLC
Series 2022-CRE7, Class A, (1-mo. CME Term SOFR + 2.24%), 7.57%, 06/17/39(a)(c)		3,080	3,056,903
Series 2023-CRE8, Class A, (1-mo. CME Term SOFR + 2.11%), 7.44%, 02/17/28(a)(c)		1,703	1,693,529
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1-mo. CME Term SOFR + 2.27%), 7.61%, 04/15/35(a)(c)		1,128	1,084,418
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1-mo. CME Term SOFR + 1.10%), 6.43%, 09/15/32(a)(c)		2,000	1,990,127
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.49%, 09/15/48(c) .		314	273,875
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.72%, 04/14/33(a)(c)		1,114	935,662
Series 2017-SCH, Class AL, (1-mo. CME Term SOFR + 0.95%), 6.28%, 11/15/32(a)(c)		2,470	2,146,943
Series 2017-SCH, Class DL, (1-mo. CME Term SOFR + 2.05%), 7.38%, 11/15/32(a)(c)		1,090	984,279
Series 2018-DSNY, Class B, (1-mo. CME Term SOFR + 1.20%), 6.78%, 09/15/34(a)(c)		162	161,232
Series 2018-DSNY, Class D, (1-mo. CME Term SOFR + 1.75%), 7.33%, 09/15/34(a)(c)		227	225,015
BANK
Series 2019-BN22, Class A4, 2.98%, 11/15/62		3,000	2,531,526
Series 2020-BN28, Class A4, 1.84%, 03/15/63		4,200	3,222,619
Series 2021-BN35, Class A5, 2.29%, 06/15/64		744	574,398
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1-mo. CME Term SOFR + 0.52%), 5.84%, 04/25/36(a)(c)		6,134	5,498,925
Series 2006-1A, Class A2, (1-mo. CME Term SOFR + 0.65%), 5.97%, 04/25/36(a)(c)		14	12,338
Series 2006-4A, Class A2, (1-mo. CME Term SOFR + 0.52%), 5.84%, 12/25/36(a)(c)		1,296	1,185,343
Series 2006-SP2, Class A, (1-mo. CME Term SOFR + 0.53%), 5.85%, 01/25/37(a)(c)		1,321	1,207,277
Series 2007-1, Class A2, (1-mo. CME Term SOFR + 0.52%), 5.84%, 03/25/37(a)(c)		6,053	5,430,205
Series 2007-2A, Class A1, (1-mo. CME Term SOFR + 0.38%), 5.70%, 07/25/37(a)(c)		30	26,396
Series 2007-4A, Class A1, (1-mo. CME Term SOFR + 0.79%), 6.11%, 09/25/37(a)(c)		5,300	4,775,605
Series 2007-6A, Class A4A, (1-mo. CME Term SOFR + 1.61%), 6.93%, 12/25/37(a)(c)		3,539	2,993,905
BBCMS Mortgage Trust
Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)		299	271,077
Series 2018-CHRS, Class E, 4.41%, 08/05/38(a)(c)		1,000	645,999

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BBCMS Mortgage Trust
Series 2018-TALL, Class A, (1-mo. CME Term SOFR + 0.92%), 6.25%, 03/15/37(a)(c)	USD	5,127	$4,742,924
Series 2018-TALL, Class B, (1-mo. CME Term SOFR + 1.17%), 6.50%, 03/15/37(a)(c)		466	398,430
BDS LLC, Series 2022-FL12, Class A, (1-mo. CME Term SOFR + 2.14%), 7.46%, 08/19/38(a)(c)		1,870	1,860,650
Beast Mortgage Trust
Series 2021-SSCP, Class A, (1-mo. CME Term SOFR + 0.86%), 6.20%, 04/15/36(a)(c)		1,815	1,771,682
Series 2021-SSCP, Class B, (1-mo. CME Term SOFR + 1.21%), 6.55%, 04/15/36(a)(c)		278	266,277
Series 2021-SSCP, Class C, (1-mo. CME Term SOFR + 1.46%), 6.80%, 04/15/36(a)(c)		337	322,462
Series 2021-SSCP, Class D, (1-mo. CME Term SOFR + 1.71%), 7.05%, 04/15/36(a)(c)		324	307,194
Series 2021-SSCP, Class E, (1-mo. CME Term SOFR + 2.21%), 7.55%, 04/15/36(a)(c)		278	259,653
Series 2021-SSCP, Class F, (1-mo. CME Term SOFR + 3.01%), 8.35%, 04/15/36(a)(c)		262	245,338
Series 2021-SSCP, Class G, (1-mo. CME Term SOFR + 3.91%), 9.25%, 04/15/36(a)(c)		293	273,015
Series 2021-SSCP, Class H, (1-mo. CME Term SOFR + 5.02%), 10.35%, 04/15/36(a)(c)		216	201,252
Benchmark Mortgage Trust, Series 2021-B29, Class A5, 2.39%, 09/15/54		652	506,224
BFLD Trust, Series 2020-EYP, Class E, (1-mo. CME Term SOFR + 3.81%), 9.15%, 10/15/35(a)(c)		1,353	460,396
BHMS
Series 2018-ATLS, Class A, (1-mo. CME Term SOFR + 1.55%), 6.88%, 07/15/35(a)(c)		2,850	2,813,526
Series 2018-ATLS, Class C, (1-mo. CME Term SOFR + 2.20%), 7.53%, 07/15/35(a)(c)		2,600	2,491,780
BLP Commercial Mortgage Trust, Series 2023-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 7.02%, 03/15/40(a)(c)		2,114	2,103,414
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1-mo. CME Term SOFR + 1.77%), 7.10%, 05/15/39(a)(c)		1,540	1,533,247
BPR Trust
Series 2021-TY, Class E, (1-mo. CME Term SOFR + 3.71%), 9.05%, 09/15/38(a)(c)		3,138	2,918,117
Series 2022-SSP, Class A, (1-mo. CME Term SOFR + 3.00%), 8.33%, 05/15/39(a)(c)		770	768,076
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a) .		1,108	1,040,539
Series 2013-1515, Class C, 3.45%, 03/10/33(a)		250	227,592
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1-mo. CME Term SOFR + 1.03%), 6.37%, 10/15/36(a)(c)		3,037	3,028,127
Series 2019-XL, Class D, (1-mo. CME Term SOFR + 1.56%), 6.90%, 10/15/36(a)(c)		2,550	2,527,402
Series 2019-XL, Class G, (1-mo. CME Term SOFR + 2.41%), 7.75%, 10/15/36(a)(c)		4,250	4,180,063
Series 2019-XL, Class J, (1-mo. CME Term SOFR + 2.76%), 8.10%, 10/15/36(a)(c)		4,978	4,876,122
Series 2020-VIV2, Class C, 3.66%, 03/09/44(a)(c)		2,204	1,797,430
Series 2020-VIV3, Class B, 3.66%, 03/09/44(a)(c)		3,576	2,973,129
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		1,051	854,244

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2020-VIVA, Class D, 3.67%, 03/11/44(a)(c)	USD	3,000	$2,368,744
Series 2020-VKNG, Class F, (1-mo. CME Term SOFR + 2.86%), 8.20%, 10/15/37(a)(c)		1,400	1,350,703
Series 2021-CIP, Class A, (1-mo. CME Term SOFR + 1.04%), 6.37%, 12/15/38(a)(c)		326	319,046
Series 2021-NWM, Class A, (1-mo. CME Term SOFR + 1.02%), 6.36%, 02/15/33(a)(c)		1,061	1,033,464
Series 2021-NWM, Class B, (1-mo. CME Term SOFR + 2.26%), 7.60%, 02/15/33(a)(c)		622	610,418
Series 2021-NWM, Class C, (1-mo. CME Term SOFR + 4.36%), 9.70%, 02/15/33(a)(c)		411	401,910
Series 2021-SOAR, Class A, (1-mo. CME Term SOFR + 0.78%), 6.12%, 06/15/38(a)(c)		3,249	3,190,724
Series 2021-SOAR, Class G, (1-mo. CME Term SOFR + 2.91%), 8.25%, 06/15/38(a)(c)		2,694	2,566,823
Series 2021-VINO, Class A, (1-mo. CME Term SOFR + 0.77%), 6.10%, 05/15/38(a)(c)		3,916	3,842,172
Series 2021-VINO, Class F, (1-mo. CME Term SOFR + 2.92%), 8.25%, 05/15/38(a)(c)		905	850,198
Series 2021-VIV5, Class A, 2.84%, 03/09/44(a)(c)		1,522	1,233,586
Series 2021-XL2, Class F, (1-mo. CME Term SOFR + 2.36%), 7.69%, 10/15/38(a)(c)		3,959	3,767,596
Series 2022-CSMO, Class C, (1-mo. CME Term SOFR + 3.89%), 9.22%, 06/15/27(a)(c)		1,080	1,079,322
BX Trust
Series 2019-CALM, Class E, (1-mo. CME Term SOFR + 2.11%), 7.45%, 11/15/32(a)(c)		2,100	2,064,149
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		4,757	4,009,579
Series 2021-ARIA, Class A, (1-mo. CME Term SOFR + 1.01%), 6.35%, 10/15/36(a)(c)		3,062	2,986,082
Series 2021-ARIA, Class C, (1-mo. CME Term SOFR + 1.76%), 7.09%, 10/15/36(a)(c)		150	144,492
Series 2021-ARIA, Class D, (1-mo. CME Term SOFR + 2.01%), 7.34%, 10/15/36(a)(c)		1,249	1,191,775
Series 2021-ARIA, Class G, (1-mo. CME Term SOFR + 3.26%), 8.59%, 10/15/36(a)(c)		829	774,977
Series 2021-LBA, Class AJV, (1-mo. CME Term SOFR + 0.91%), 6.25%, 02/15/36(a)(c)		3,536	3,471,662
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 6.25%, 02/15/36(a)(c)		594	583,092
Series 2021-MFM1, Class A, (1-mo. CME Term SOFR + 0.81%), 6.15%, 01/15/34(a)(c)		669	659,049
Series 2021-MFM1, Class G, (1-mo. CME Term SOFR + 4.01%), 9.35%, 01/15/34(a)(c)		678	641,200
Series 2021-SDMF, Class A, (1-mo. CME Term SOFR + 0.70%), 6.04%, 09/15/34(a)(c)		547	533,785
Series 2021-VIEW, Class E, (1-mo. CME Term SOFR + 3.71%), 9.05%, 06/15/36(a)(c)		3,716	3,335,682
Series 2022-GPA, Class A, (1-mo. CME Term SOFR + 2.17%), 7.50%, 08/15/39(a)(c)		12,240	12,263,011
Series 2022-GPA, Class B, (1-mo. CME Term SOFR + 2.66%), 8.00%, 08/15/41(a)(c)		358	358,000
Series 2022-GPA, Class D, (1-mo. CME Term SOFR + 4.06%), 9.39%, 08/15/43(a)(c)		1,200	1,200,000
Series 2022-LBA6, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 01/15/39(a)(c)		1,862	1,819,951
Series 2022-VAMF, Class A, (1-mo. CME Term SOFR + 0.85%), 6.18%, 01/15/39(a)(c)		961	940,503

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2022-VAMF, Class B, (1-mo. CME Term SOFR + 1.28%), 6.61%, 01/15/39(a)(c)	USD	397	$387,537
Series 2023-DELC, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 05/15/38(a)(c)		4,700	4,705,885
BXP Trust
Series 2017-GM, Class B, 3.54%, 06/13/39(a)(c)		265	233,229
Series 2021-601L, Class D, 2.87%, 01/15/44(a)(c)		1,120	649,243
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1-mo. CME Term SOFR + 1.80%), 7.13%, 12/15/37(a)(c)		1,000	988,026
Series 2019-LIFE, Class E, (1-mo. CME Term SOFR + 2.20%), 7.53%, 12/15/37(a)(c)		1,437	1,419,085
CD Mortgage Trust
Series 2016-CD1, Class A3, 2.46%, 08/10/49		4,339	3,972,905
Series 2017-CD6, Class B, 3.91%, 11/13/50(c)		336	268,797
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 7.95%, 09/15/28(a)(c)		5,474	5,471,700
CFCRE Commercial Mortgage Trust, Series 2016- C4, Class C, 5.00%, 05/10/58(c)		130	115,026
CFK Trust
Series 2019-FAX, Class D, 4.79%, 01/15/39(a)(c)		2,500	2,113,792
Series 2019-FAX, Class E, 4.79%, 01/15/39(a)(c)		2,600	2,117,926
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class C, 3.64%, 05/10/35(a)(c)		100	88,780
Series 2016-P3, Class A4, 3.33%, 04/15/49		2,635	2,453,480
Series 2017-P7, Class A4, 3.71%, 04/14/50		6,000	5,462,953
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(c)		3,000	2,989,628
COAST Commercial Mortgage Trust
Series 2023-2HTL, Class A, (1-mo. CME Term SOFR + 2.59%), 7.92%, 08/15/36(a)(c)		1,482	1,477,461
Series 2023-2HTL, Class D, (1-mo. CME Term SOFR + 4.44%), 9.77%, 08/15/36(a)(c)		2,600	2,591,592
Cold Storage Trust
Series 2020-ICE5, Class A, (1-mo. CME Term SOFR + 1.01%), 6.35%, 11/15/37(a)(c)		10,506	10,400,507
Series 2020-ICE5, Class E, (1-mo. CME Term SOFR + 2.88%), 8.21%, 11/15/37(a)(c)		1,966	1,948,676
Series 2020-ICE5, Class F, (1-mo. CME Term SOFR + 3.61%), 8.94%, 11/15/37(a)(c)		1,729	1,701,597
Commercial Mortgage Trust
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		238	236,194
Series 2015-CR23, Class A4, 3.50%, 05/10/48		2,000	1,913,380
Series 2015-CR26, Class A4, 3.63%, 10/10/48		3,535	3,352,986
Series 2015-LC19, Class B, 3.83%, 02/10/48(c)		296	269,625
Series 2015-PC1, Class B, 4.42%, 07/10/50(c)		3,175	2,896,708
Series 2016-667M, Class D, 3.29%, 10/10/36(a)(c)		500	384,130
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1-mo. CME Term SOFR + 1.03%), 6.36%, 05/15/36(a)(c)		10,139	10,127,807
Series 2019-ICE4, Class B, (1-mo. CME Term SOFR + 1.28%), 6.61%, 05/15/36(a)(c)		3,008	2,994,130
Series 2019-ICE4, Class E, (1-mo. CME Term SOFR + 2.20%), 7.53%, 05/15/36(a)(c)		6,315	6,271,098
Series 2019-ICE4, Class F, (1-mo. CME Term SOFR + 2.70%), 8.03%, 05/15/36(a)(c)		8,875	8,742,316

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Trust
Series 2017-PFHP, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 12/15/30(a)(c)	USD	240	$228,589
Series 2020-FACT, Class E, (1-mo. CME Term SOFR + 4.98%), 10.31%, 10/15/37(a)(c)		1,564	1,414,989
Series 2021-980M, Class D, 3.65%, 07/15/31(a)(c)		3,364	2,842,663
Series 2021-980M, Class E, 3.65%, 07/15/31(a)(c)		2,195	1,810,984
Series 2021-BHAR, Class A, (1-mo. CME Term SOFR + 1.26%), 6.60%, 11/15/38(a)(c)		4,487	4,436,323
Series 2021-BHAR, Class B, (1-mo. CME Term SOFR + 1.61%), 6.95%, 11/15/38(a)(c)		649	638,206
Series 2021-BHAR, Class C, (1-mo. CME Term SOFR + 2.11%), 7.45%, 11/15/38(a)(c)		1,095	1,078,506
Series 2021-BHAR, Class E, (1-mo. CME Term SOFR + 3.61%), 8.95%, 11/15/38(a)(c)		633	620,292
Series 2022-NWPT, Class A, (1-mo. CME Term SOFR + 3.14%), 8.48%, 09/09/24(a)(c)		3,759	3,787,010
CRSO Trust, Series 2023-BRND, 7.12%, 07/10/40(a)		1,289	1,279,921
CSAIL Commercial Mortgage Trust, Series 2019- C16, Class C, 4.24%, 06/15/52(c)		802	610,127
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1-mo. CME Term SOFR + 0.89%), 6.23%, 06/15/33(a)(c)		5,000	4,685,194
Series 2018-BIOD, Class D, (1-mo. CME Term SOFR + 1.60%), 6.93%, 05/15/35(a)(c)		3,198	3,133,698
Series 2018-BIOD, Class F, (1-mo. CME Term SOFR + 2.30%), 7.63%, 05/15/35(a)(c)		3,052	2,945,226
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class D, 3.65%, 10/10/34(a)(c)		990	796,922
Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(c)		1,094	761,008
ELP Commercial Mortgage Trust, Series 2021-ELP, Class G, (1-mo. CME Term SOFR + 3.23%), 8.56%, 11/15/38(a)(c)		1,031	971,713
Extended Stay America Trust
Series 2021-ESH, Class D, (1-mo. CME Term SOFR + 2.36%), 7.70%, 07/15/38(a)(c)		4,746	4,668,328
Series 2021-ESH, Class E, (1-mo. CME Term SOFR + 2.96%), 8.30%, 07/15/38(a)(c)		3,317	3,250,570
Series 2021-ESH, Class F, (1-mo. CME Term SOFR + 3.81%), 9.15%, 07/15/38(a)(c)		2,660	2,587,273
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(c)		2,150	1,983,413
Series 2018-W5FX, Class CFX, 3.79%, 04/25/28(a)(c)		4,100	3,369,255
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(c)		2,905	2,477,903
FS Rialto Issuer Ltd., Series 2022-FL7, Class A, (1-mo. CME Term SOFR + 2.90%), 8.23%, 10/19/39(a)(c)		2,976	2,977,654
GS Mortgage Securities Corp. II, Series 2018- GS10, Class A5, 4.16%, 07/10/51(c)		4,100	3,714,323
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.55%, 07/10/48(c)		881	789,130
Series 2017-GS6, Class A3, 3.43%, 05/10/50		2,000	1,815,138
Series 2019-GSA1, Class A4, 3.05%, 11/10/52		2,587	2,211,329
Series 2019-GSA1, Class C, 3.93%, 11/10/52(c)		2,530	1,862,978

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust
Series 2021-DM, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 11/15/36(a)(c)	USD	2,421	$2,375,167
Series 2022-AGSS, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 11/15/27(a)(c)		3,480	3,467,538
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.53%, 08/15/39(a)(c)		3,170	3,173,771
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 7.42%, 03/15/28(a)(c)		2,080	2,059,146
Series 2023-SHIP, Class E, 7.68%, 09/10/38(a)(c)		9,607	9,266,644
Harvest Commercial Capital Loan Trust, Series 2020-1, Class M4, 5.96%, 04/25/52(a)(c)		669	587,449
HIT Trust, Series 2022-HI32, Class A, (1-mo. CME Term SOFR + 2.39%), 7.72%, 07/15/24(a)(c)		688	687,282
HONO Mortgage Trust
Series 2021-LULU, Class E, (1-mo. CME Term SOFR + 3.46%), 8.80%, 10/15/36(a)(c)		1,382	1,257,109
Series 2021-LULU, Class F, (1-mo. CME Term SOFR + 4.51%), 9.85%, 10/15/36(a)(c)		1,629	1,471,749
Houston Galleria Mall Trust, Series 2015-HGLR, Class D, 3.98%, 03/05/37(a)		578	524,687
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(c)		712	486,365
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 7.58%, 10/15/39(a)(c)		6,059	6,043,948
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1-mo. CME Term SOFR + 2.49%), 7.82%, 08/15/39(a)(c)		3,483	3,487,365
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.29%, 12/15/48(a)(c)		1,007	795,888
JPMDB Commercial Mortgage Securities Trust
Series 2018-C8, Class AS, 4.42%, 06/15/51		111	97,578
Series 2019-COR6, Class A4, 3.06%, 11/13/52		1,968	1,619,472
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.88%, 01/15/49(c)		315	259,399
Series 2016-JP2, Class A4, 2.82%, 08/15/49		3,655	3,308,992
Series 2016-NINE, Class B, 2.95%, 09/06/38(a)(c)		2,073	1,742,135
Series 2018-PHH, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 06/15/35(a)(c)		2,907	2,638,086
Series 2020-609M, Class D, (1-mo. CME Term SOFR + 2.88%), 8.22%, 10/15/33(a)(c)		700	568,435
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.91%), 6.25%, 04/15/38(a)(c)		277	273,689
Series 2021-MHC, Class E, (1-mo. CME Term SOFR + 2.56%), 7.90%, 04/15/38(a)(c)		2,528	2,437,444
Series 2021-NYAH, Class A, (1-mo. CME Term SOFR + 0.87%), 6.21%, 06/15/38(a)(c)		1,760	1,715,755
Series 2022-CGSS, Class A, (1-mo. CME Term SOFR + 2.47%), 7.80%, 12/15/36(a)(c)		5,619	5,624,064
Series 2022-NLP, Class F, (1-mo. CME Term SOFR + 3.54%), 8.87%, 04/15/37(a)(c)		3,360	2,909,747
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.51%, 09/15/39(a)(c)		5,605	5,615,473
Series 2022-OPO, Class D, 3.57%, 01/05/39(a)(c)		2,481	1,617,054

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1-mo. CME Term SOFR + 2.00%), 7.33%, 05/15/36(a)(c)	USD	366	$361,462
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-1A, Class 1A, (1-mo. CME Term SOFR + 0.36%), 5.68%, 03/25/37(a)(c)		7	7,218
Series 2007-2A, Class M1, (1-mo. CME Term SOFR + 0.51%), 5.83%, 06/25/37(a)(c)		365	360,257
Series 2007-3A, Class M2, (1-mo. CME Term SOFR + 2.11%), 7.43%, 10/25/37(a)(c)		3,340	2,801,390
Life Mortgage Trust, Series 2021-BMR, Class A, (1-mo. CME Term SOFR + 0.81%), 6.15%, 03/15/38(a)(c)		1,946	1,907,156
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 08/15/28(a)(c)		1,281	1,285,366
LUXE Trust, Series 2021-TRIP, Class E, (1-mo. CME Term SOFR + 2.86%), 8.20%, 10/15/38(a)(c)		654	628,818
Med Trust
Series 2021-MDLN, Class E, (1-mo. CME Term SOFR + 3.26%), 8.60%, 11/15/38(a)(c)		436	415,255
Series 2021-MDLN, Class F, (1-mo. CME Term SOFR + 4.11%), 9.45%, 11/15/38(a)(c)		2,190	2,078,893
Series 2021-MDLN, Class G, (1-mo. CME Term SOFR + 5.36%), 10.70%, 11/15/38(a)(c)		12,028	11,367,042
MF1, Series 2021-W10, Class G, (1-mo. CME Term SOFR + 4.22%), 9.55%, 12/15/34(a)(c)		560	520,527
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.92%), 6.25%, 04/15/38(a)(c)		2,122	2,092,455
Series 2021-MHC, Class F, (1-mo. CME Term SOFR + 2.72%), 8.05%, 04/15/38(a)(c)		418	405,311
Series 2021-MHC2, Class A, (1-mo. CME Term SOFR + 0.96%), 6.30%, 05/15/38(a)(c)		3,050	3,000,694
MHP
Series 2021-STOR, Class G, (1-mo. CME Term SOFR + 2.86%), 8.20%, 07/15/38(a)(c)		2,146	2,033,793
Series 2021-STOR, Class J, (1-mo. CME Term SOFR + 4.06%), 9.40%, 07/15/38(a)(c)		1,917	1,811,547
MIRA Trust, Series 2023-MILE, Class A, 6.76%, 06/10/38(a)		1,978	1,937,274
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25, Class A5, 3.64%, 10/15/48		1,455	1,374,320
Series 2016-C32, Class A4, 3.72%, 12/15/49		1,060	977,920
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c)		2,000	1,903,802
Series 2017-ASHF, Class G, (1-mo. CME Term SOFR + 7.07%), 12.41%, 11/15/34(a)(c)		746	652,782
Series 2017-H1, Class B, 4.08%, 06/15/50		2,400	2,085,133
Series 2018-MP, Class E, 4.42%, 07/11/40(a)(c)		2,184	1,422,468
Series 2018-SUN, Class D, (1-mo. CME Term SOFR + 2.01%), 7.34%, 07/15/35(a)(c)		1,000	974,822
Series 2018-SUN, Class F, (1-mo. CME Term SOFR + 2.91%), 8.24%, 07/15/35(a)(c)		22	21,169
Series 2019-H7, Class AS, 3.52%, 07/15/52		1,900	1,607,386
Series 2019-H7, Class C, 4.13%, 07/15/52		5,000	3,766,851
Series 2019-H7, Class D, 3.00%, 07/15/52(a)		3,000	1,798,978
MSCG Trust, Series 2018-SELF, Class E, (1-mo. CME Term SOFR + 2.20%), 7.53%, 10/15/37(a)(c)		4,365	4,273,956

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
MTN Commercial Mortgage Trust
Series 2022-LPFL, Class A, (1-mo. CME Term SOFR + 1.40%), 6.74%, 03/15/39(a)(c)	USD	3,720	$3,672,189
Series 2022-LPFL, Class F, (1-mo. CME Term SOFR + 5.29%), 10.63%, 03/15/39(a)(c)		829	763,033
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A, 3.86%, 04/10/37(a)		1,850	1,547,991
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(a)		2,920	2,488,641
Series 2017-OT, Class D, 4.08%, 05/10/39(a)(c)		1,080	674,151
Series 2017-OT, Class E, 4.08%, 05/10/39(a)(c)		498	292,846
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)		1,408	1,118,328
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F, (1-mo. CME Term SOFR + 3.46%), 8.80%, 07/15/38(a)(c)		1,824	1,420,119
Series 2021-MF, Class G, (1-mo. CME Term SOFR + 4.46%), 9.80%, 07/15/38(a)(c)		1,967	1,499,413
Ready Capital Mortgage Financing LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.55%), 7.87%, 10/25/39(a)(c)		5,718	5,723,131
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.47%), 7.79%, 06/25/37(a)(c)		1,128	1,126,021
Series 2023-FL11, Class A, (1-mo. CME Term SOFR + 2.37%), 7.69%, 10/25/39(a)(c)		3,210	3,204,024
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. CME Term SOFR + 2.25%), 7.58%, 01/19/37(a)(c)		6,154	6,030,612
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class B, 3.93%, 10/10/48		1,000	842,345
Series 2019-PREZ, Class E, 3.59%, 09/15/39(a)(c)		2,000	1,480,042
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 07/15/41(a)		3,500	2,729,413
SMRT
Series 2022-MINI, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 01/15/39(a)(c)		972	946,391
Series 2022-MINI, Class E, (1-mo. CME Term SOFR + 2.70%), 8.03%, 01/15/39(a)(c)		847	801,860
SREIT Trust
Series 2021-MFP, Class F, (1-mo. CME Term SOFR + 2.74%), 8.07%, 11/15/38(a)(c)		2,960	2,861,197
Series 2021-MFP2, Class A, (1-mo. CME Term SOFR + 0.94%), 6.27%, 11/15/36(a)(c)		1,079	1,060,382
Series 2021-MFP2, Class F, (1-mo. CME Term SOFR + 2.73%), 8.07%, 11/15/36(a)(c)		2,226	2,125,456
STWD Trust
Series 2021-FLWR, Class B, (1-mo. CME Term SOFR + 1.04%), 6.37%, 07/15/36(a)(c)		7,000	6,828,620
Series 2021-FLWR, Class E, (1-mo. CME Term SOFR + 2.04%), 7.37%, 07/15/36(a)(c)		1,738	1,646,364
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.52%, 05/15/37(a)(c)		5,962	5,846,087
TPGI Trust, Series 2021-DGWD, Class A, (1-mo. CME Term SOFR + 0.81%), 6.15%, 06/15/26(a)(c)		306	300,652
TTAN, Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.96%), 6.30%, 03/15/38(a)(c)		1,718	1,693,399
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M6, 7.05%, 10/26/48(a)(c)		974	716,039
Series 2019-1, Class M2, 4.01%, 03/25/49(a)(c)		172	143,261

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Velocity Commercial Capital Loan Trust
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(c)	USD	1,365	$1,174,680
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(c)		622	528,800
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(c)		1,534	1,276,212
Series 2021-1, Class M4, 2.85%, 05/25/51(a)(c)		2,092	1,476,977
Series 2021-3, Class M4, 3.48%, 10/25/51(a)(c)		2,586	2,076,077
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)		7,457	5,871,782
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)		1,250	894,191
Series 2022-1, Class M4, 5.20%, 02/25/52(a)(c)		5,466	3,986,392
Series 2022-4, Class M2, 6.97%, 08/25/52(a)(c)		1,087	1,003,309
Series 2022-4, Class M3, 7.54%, 08/25/52(a)(c)		1,087	921,971
Series 2023-2, Class A, 6.22%, 05/25/53(a)(c)		976	935,662
Wells Fargo Commercial Mortgage Trust
Series 2017-C39, Class B, 4.03%, 09/15/50		1,000	859,575
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(c)		3,155	2,613,413
Series 2018-C46, Class A4, 4.15%, 08/15/51		3,740	3,417,680
Series 2019-C49, Class A5, 4.02%, 03/15/52		2,796	2,531,756
Series 2019-C50, Class B, 4.19%, 05/15/52		3,121	2,645,628
Series 2019-C53, Class A3, 2.79%, 10/15/52		1,000	839,149
Series 2020-SDAL, Class D, (1-mo. CME Term SOFR + 2.20%), 7.54%, 02/15/37(a)(c)		1,612	1,567,671
Series 2020-SDAL, Class E, (1-mo. CME Term SOFR + 2.85%), 8.19%, 02/15/37(a)(c)		1,600	1,468,901
Series 2021-C59, Class A4, 2.34%, 04/15/54		5,000	3,949,618
Series 2021-C60, Class A4, 2.34%, 08/15/54		3,000	2,311,509
Series 2021-FCMT, Class A, (1-mo. CME Term SOFR + 1.31%), 6.65%, 05/15/31(a)(c)		4,660	4,465,953
WMRK Commercial Mortgage Trust
Series 2022-WMRK, Class A, (1-mo. CME Term SOFR + 2.79%), 8.12%, 11/15/27(a)(c)		3,829	3,828,969
Series 2022-WMRK, Class B, (1-mo. CME Term SOFR + 3.44%), 8.77%, 11/15/27(a)(c)		1,435	1,433,190

			556,657,707

Interest Only Collateralized Mortgage Obligations — 0.3%
Ajax Mortgage Loan Trust, Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)(d)		8,932	368,217
JPMorgan Mortgage Trust
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)		32,132	1,203,385
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)		19,475	421,428
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)		7,873	313,444
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)		3,499	131,037
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)		62,979	806,756
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.07%, 02/25/38(a)(c)		9,733	2,250,307

			5,494,574

Interest Only Commercial Mortgage-Backed Securities — 0.7%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(c)(d)		95,950	432
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(c)(d)		56,050	73
BANK
Series 2019-BN22, Class XA, 0.71%, 11/15/62(c)		38,561	1,106,911

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
BANK
Series 2019-BN22, Class XB, 0.24%, 11/15/62(c)	USD	85,561	$749,232
Series 2020-BN28, Class XB, 1.09%, 03/15/63(c)		29,819	1,629,606
Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.39%, 02/15/50(a)(c)		10,000	355,579
BBCMS Trust, Series 2015-SRCH, Class XB, 0.30%, 08/10/35(a)(c)		12,500	90,525
Benchmark Mortgage Trust
Series 2019-B12, Class XA, 1.16%, 08/15/52(c)		36,889	1,312,654
Series 2019-B9, Class XA, 1.18%, 03/15/52(c)		15,251	634,716
Series 2020-B17, Class XB, 0.65%, 03/15/53(c)		17,599	434,533
Series 2020-B19, Class XA, 1.88%, 09/15/53(c)		23,821	1,625,570
Series 2021-B23, Class XA, 1.38%, 02/15/54(c)		18,302	1,126,088
BMO Mortgage Trust, Series 2023-C5, Class XA, 0.95%, 06/15/56(c)		8,121	411,595
BX Trust, Series 2022-GPA, Class XCP, 0.00%, 08/15/23(a)(c)(d)		65,811	1,928
CFK Trust, Series 2019-FAX, Class XA, 0.35%, 01/15/39(a)(c)		62,648	754,417
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.67%, 01/10/36(a)(c)		80,300	2,216
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.75%, 08/15/57(c)		40,318	1,017,380
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.71%, 06/15/52(c)		9,658	616,941
Series 2019-C17, Class XA, 1.49%, 09/15/52(c)		3,927	203,893
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)		11,214	330,899
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.40%, 05/03/32(a)(c)		144,016	529,691
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)		8,570	162,108
Series 2017-C5, Class XB, 0.42%, 03/15/50(c)		30,000	313,782
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)		17,400	310,004
LSTAR Commercial Mortgage Trust,
Series 2017-5, Class X, 0.96%, 03/10/50(a)(c)		8,912	151,696
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.33%, 12/15/47(a)(c)		220	3,010
Morgan Stanley Capital I Trust
Series 2017-H1, Class XD, 2.31%, 06/15/50(a)(c)		8,625	550,566
Series 2019-L2, Class XA, 1.17%, 03/15/52(c)		10,992	449,342
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(a)(c)		28,100	345,197
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.00%, 02/10/32(a)(c)(d)		110,000	3,146
Series 2017-1MKT, Class XNCP, 0.22%, 02/10/32(a)(c)		22,000	57,086
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.60%, 10/15/52(c)		8,918	560,073
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class XB, 0.63%, 04/15/50(c)		7,000	48,162

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1, Class XD, 1.39%, 08/15/49(a)(c)	USD	1,000	$29,134
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.15%, 08/15/47(c)		6,810	46,228

			15,964,413

Total Non-Agency Mortgage-Backed Securities — 44.2% (Cost: $1,050,218,308)			954,027,856

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2017-C07, Class 1B1, (SOFR (30-day) + 4.11%), 9.43%, 05/25/30(c)		2,000	2,145,797

Commercial Mortgage-Backed Securities — 0.1%
Ginnie Mae, Series 2023-118, Class BA, 3.75%, 05/16/65(c)		813	702,076

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K116, Class X1, 1.53%, 07/25/30(c)		23,843	1,722,595
Series KL05, Class X1P, 1.02%, 06/25/29(c)		12,845	554,286
Ginnie Mae
Series 2016-36, Class IO, 0.68%, 08/16/57(c)		2,892	81,081
Series 2017-24, Class IO, 0.75%, 12/16/56(c)		11,828	376,454

			2,734,416

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost: $6,892,932)			5,582,289

Total Long-Term Investments — 93.3% (Cost: $2,184,115,914)			2,011,326,752

		Shares

Short-Term Securities

Money Market Funds — 7.2%
Dreyfus Treasury Securities Cash Management, Institutional Class, 5.24%(j)		156,222,321	156,222,321

Total Short-Term Securities — 7.2% (Cost: $156,222,321)			156,222,321

Total Investments Before TBA Sale Commitments — 100.5% (Cost: $2,340,338,235)			2,167,549,073

Security		Par (000)	Value

TBA Sale Commitments(k)

Mortgage-Backed Securities — (1.0)%
Uniform Mortgage-Backed Securities
2.00%, 10/01/53	USD	(4,579)	$(3,482,419)
2.50%, 10/01/53		(22,139)	(17,570,067)

Total TBA Sale Commitments — (1.0)% (Proceeds: $(21,697,982))			(21,052,486)

Total Investments Net of TBA Sale Commitments — 99.5% (Cost: $2,318,640,253)			2,146,496,587

Other Assets Less Liabilities — 0.5%			10,059,283

Net Assets — 100.0%			$2,156,555,870

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Perpetual security with no stated maturity date.
(j)	Annualized 7-day yield as of period end.
(k)	Represents or includes a TBA transaction.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	15,360,371	EUR	14,338,000	UBS AG	12/20/23	$140,986

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	140	$30,205	$4,384	$25,821
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	53	11,435	3,803	7,632
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	27	5,825	1,384	4,441
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	—	—	—	—
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	1	—	—	—

							$47,465	$9,571	$37,894

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)		Notional Amount (000)(b)	Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation )

CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs Bank USA	09/17/58	Not Rated	USD	5,000	$(457,629)	$(90,219)	$(367,410)
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	1,457	(133,353)	(3,363)	(129,990)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	220	(47,465)	(24,342)	(23,123)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	1,000	(275,750)	(77,526)	(198,224)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	500	(137,875)	(46,758)	(91,117)
CMBX.NA.15.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	11/15/64	Not Rated	USD	1,493	(355,707)	(282,225)	(73,482)

								$(1,407,779)	$(524,433)	$(883,346)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$9,571	$(524,433)	$37,894	$(883,346)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$140,986	$—	$—	$140,986
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	47,465	—	—	—	—	47,465

	$—	$47,465	$—	$140,986	$—	$—	$188,451

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$1,407,779	$—	$—	$—	$—	$1,407,779

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio

For the period ended September 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$425,715	$—	$—	$425,715
Swaps	—	117,769	—	—	—	—	117,769

	$—	$117,769	$—	$425,715	$—	$—	$543,484

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$145,637	$—	$—	$145,637
Swaps	—	25,552	—	—	—	—	25,552

	$—	$25,552	$—	$145,637	$—	$—	$171,189

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$11,547,346
Credit default swaps
Average notional value — buy protection	$220,988
Average notional value — sell protection	$9,670,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)

Citigroup Global Markets, Inc.	$30,205	$(30,205)	$—	$—	$—
Morgan Stanley & Co. International PLC	17,260	(17,260)	—	—	—
UBS AG	140,986	—	—	—	140,986

	$188,451	$(47,465)	$—	$—	$140,986

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(e)

Citigroup Global Markets, Inc.	$355,707	$(30,205)	$—	$(260,000)	$65,502
Deutsche Bank AG	461,090	—	—	(461,090)	—
Goldman Sachs Bank USA	457,629	—	—	(410,000)	47,629
Morgan Stanley & Co. International PLC	133,353	(17,260)	—	—	116,093

	$1,407,779	$(47,465)	$—	$(1,131,090)	$229,224

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,021,125,532	$8,882,700	$1,030,008,232
Corporate Bonds	—	82,572	—	82,572
Floating Rate Loan Interests	—	—	21,625,803	21,625,803
Non-Agency Mortgage-Backed Securities	—	946,890,890	7,136,966	954,027,856
U.S. Government Sponsored Agency Securities	—	5,582,289	—	5,582,289
Short-Term Securities
Money Market Funds	156,222,321	—	—	156,222,321
Liabilities
TBA Sale Commitments	—	(21,052,486)	—	(21,052,486)

	$156,222,321	$1,952,628,797	$37,645,469	$2,146,496,587

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$37,894	$—	$37,894
Foreign Currency Exchange Contracts	—	140,986	—	140,986
Liabilities
Credit Contracts	—	(883,346)	—	(883,346)

	$—	$(704,466)	$—	$(704,466)

(a)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds			Floating-Rate Loan Interest	Non-Agency Mortgage-Backed Securities	Unfunded Floating Rate Loan Interests	Total

Assets
Opening Balance, as of March 31, 2023	$16,155,741	$	—(a	)	$10,673,297	$29,337,894	$17,129	$56,184,061
Transfers into Level 3(b)	—		—		7,643,442	—	—	7,643,442
Transfers out of Level 3(c)	(7,285,293)		—		—	(23,073,213)	—	(30,358,506)
Accrued discounts/premiums	—		—		71,503	17,694	—	89,197
Net realized gain (loss)	—		—		(17,245)	(36,642)	—	(53,887)
Net change in unrealized appreciation (depreciation)(d)(e)	12,252		—		(517,684)	(58,576)	(17,129)	(581,137)
Purchases	—		—		8,670,193	1,766,433	—	10,436,626
Sales	—		—		(4,897,703)	(816,624)	—	(5,714,327)

Closing Balance, as of September 30, 2023	$8,882,700	$	—(a	)	$21,625,803	$7,136,966	$—	$37,645,469

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023(e)	$12,252		$—		$(479,997)	$(58,576)	$—	$(526,321)

(a)	Rounds to less than $1.
(b)

As of March 31, 2023, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)

As of March 31, 2023, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2023, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series A Portfolio

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $6,444,192. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Asset-Backed Securities	$8,882,700	Income	Discount Rate	9%	—
Floating Rate Loan Interests	21,625,803	Income	Discount Rate	3%-8%	7%
			Credit Spread	321	—
Non-Agency Mortgage-Backed Securities	692,774	Income	Discount Rate	14%	—

	$31,201,277

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds

Aerospace & Defense — 3.0%
Boeing Co. (The) 2.70%, 02/01/27	USD	200	$181,097
2.95%, 02/01/30		200	168,262
3.25%, 02/01/35		194	149,147
3.38%, 06/15/46		140	89,209
3.85%, 11/01/48		135	92,196
3.75%, 02/01/50		331	224,873
5.81%, 05/01/50		1,787	1,618,159
5.93%, 05/01/60		295	264,886
General Dynamics Corp., 4.25%, 04/01/40		22	18,682
L3Harris Technologies, Inc. 4.40%, 06/15/28		473	447,579
4.40%, 06/15/28		1,718	1,625,667
2.90%, 12/15/29		441	375,514
5.40%, 07/31/33		320	307,607
5.60%, 07/31/53		46	43,017
Lockheed Martin Corp. 4.50%, 05/15/36		102	92,959
3.80%, 03/01/45		109	83,544
5.70%, 11/15/54		115	114,713
5.20%, 02/15/55		339	314,730
Northrop Grumman Corp. 7.88%, 03/01/26		1,000	1,053,924
4.03%, 10/15/47		172	131,653
5.25%, 05/01/50		43	39,651
4.95%, 03/15/53		23	20,195
RTX Corp. 3.20%, 03/15/24		1,894	1,867,728
4.13%, 11/16/28		820	764,614
4.50%, 06/01/42		202	165,247
4.15%, 05/15/45		414	313,454
4.35%, 04/15/47		252	196,122
3.13%, 07/01/50		95	59,065
2.82%, 09/01/51		282	161,453
3.03%, 03/15/52		95	57,145
5.38%, 02/27/53		620	561,091

			11,603,183

Air Freight & Logistics — 0.0%
FedEx Corp., 4.55%, 04/01/46		161	127,452

Automobile Components — 0.2%
Aptiv PLC, 3.10%, 12/01/51		283	161,778
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/32		231	189,382
4.15%, 05/01/52		332	230,958

			582,118

Automobiles — 2.1%
Daimler Truck Finance North America LLC 5.60%, 08/08/25(a)		410	407,404
5.15%, 01/16/26(a)		306	301,974
2.00%, 12/14/26(a)		234	209,052
Ford Motor Co., 5.29%, 12/08/46		82	62,348
General Motors Co. 5.60%, 10/15/32		385	359,457
5.00%, 04/01/35		250	215,811
6.60%, 04/01/36		156	151,601
6.25%, 10/02/43		168	150,518
Mercedes-Benz Finance North America LLC, 5.50%, 11/27/24(a)		845	843,642
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/26(a)		3,090	2,688,336

Security	Par (000)		Value

Automobiles (continued)
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/28(a)	USD	1,255	$1,254,783
Nissan Motor Co. Ltd. 3.52%, 09/17/25(a)		531	501,507
4.35%, 09/17/27(a)		200	182,560
Volkswagen Group of America Finance LLC 3.35%, 05/13/25(a)		350	335,402
1.25%, 11/24/25(a)		655	594,614

			8,259,009

Banks — 12.2%
AIB Group PLC, 4.26%, 04/10/25(a)		1,650	1,626,508
Bank of America Corp. 3.37%, 01/23/26		930	894,046
1.32%, 06/19/26		1,836	1,683,749
3.42%, 12/20/28		817	732,889
3.97%, 03/05/29		212	194,197
3.97%, 02/07/30		900	808,288
2.69%, 04/22/32		2,375	1,866,610
2.97%, 02/04/33		2,187	1,724,570
5.29%, 04/25/34		450	418,730
4.08%, 04/23/40		185	146,718
2.68%, 06/19/41		565	361,814
2.83%, 10/24/51		35	20,573
Series L, 4.75%, 04/21/45		140	117,157
Series N, 1.66%, 03/11/27		654	586,764
Bank of Ireland Group PLC, 6.25%, 09/16/26(a)		630	626,051
Barclays PLC 3.93%, 05/07/25		1,760	1,733,109
5.20%, 05/12/26		800	770,712
5.83%, 05/09/27		837	822,001
6.49%, 09/13/29		1,620	1,606,753
5.09%, 06/20/30		1,100	983,057
5.75%, 08/09/33		325	299,931
Citigroup, Inc. 3.89%, 01/10/28		632	589,143
2.57%, 06/03/31		1,916	1,527,833
6.17%, 05/25/34		1,416	1,353,162
Discover Bank, 5.97%, 08/09/28		300	274,509
Fifth Third Bancorp, 6.34%, 07/27/29		303	299,323
HSBC Holdings PLC 5.89%, 08/14/27		499	492,912
7.39%, 11/03/28		755	781,079
2.87%, 11/22/32		200	153,719
5.40%, 08/11/33		200	184,303
8.11%, 11/03/33		1,015	1,067,407
6.25%, 03/09/34		1,000	977,349
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		416	406,122
JPMorgan Chase & Co. 2.95%, 02/24/28		313	283,939
4.01%, 04/23/29		50	46,079
5.30%, 07/24/29		3,476	3,382,088
2.96%, 01/25/33		824	656,009
3.88%, 07/24/38		390	311,397
3.11%, 04/22/41		330	229,348
2.53%, 11/19/41		910	571,580
3.16%, 04/22/42		450	309,196
4.95%, 06/01/45		165	141,060
Lloyds Banking Group PLC 4.58%, 12/10/25		1,075	1,028,060
5.99%, 08/07/27		214	212,073
Mitsubishi UFJ Financial Group, Inc. 0.95%, 07/19/25		200	191,698

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Mitsubishi UFJ Financial Group, Inc. 2.05%, 07/17/30	USD	850	$662,214
Santander UK PLC, 5.00%, 11/07/23(a)		617	615,464
Sumitomo Mitsui Financial Group, Inc. 0.95%, 01/12/26		400	358,210
5.46%, 01/13/26		1,040	1,029,650
2.17%, 01/14/27		802	713,324
Toronto-Dominion Bank (The), 5.52%, 07/17/28		503	496,481
Wells Fargo & Co. 3.91%, 04/25/26		1,235	1,189,988
3.58%, 05/22/28		1,260	1,153,521
5.57%, 07/25/29		2,070	2,019,475
2.88%, 10/30/30		160	133,193
4.90%, 07/25/33		1,360	1,230,800
5.39%, 04/24/34		1,254	1,172,374
5.61%, 01/15/44		525	465,549
4.40%, 06/14/46		192	142,091
5.01%, 04/04/51		630	529,347
Wells Fargo Bank N.A., 5.55%, 08/01/25		1,433	1,428,283
Westpac Banking Corp. 2.67%, 11/15/35		284	212,767
3.13%, 11/18/41		141	86,649

			47,132,995

Beverages — 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		780	679,804
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46		310	270,179
Anheuser-Busch InBev Worldwide, Inc. 4.00%, 04/13/28		530	501,533
4.75%, 01/23/29		501	485,752
4.95%, 01/15/42		95	86,293
4.60%, 04/15/48		120	101,425
4.44%, 10/06/48		535	440,529
5.55%, 01/23/49		624	597,662
5.80%, 01/23/59		228	223,039
Keurig Dr Pepper, Inc., 4.50%, 04/15/52		114	89,975

			3,476,191

Biotechnology — 2.1%
AbbVie, Inc. 3.60%, 05/14/25		1,706	1,648,768
2.95%, 11/21/26		233	216,226
4.63%, 10/01/42		216	181,921
4.40%, 11/06/42		693	576,203
4.75%, 03/15/45		212	181,972
4.45%, 05/14/46		680	555,524
4.88%, 11/14/48		230	200,994
Amgen, Inc. 5.25%, 03/02/33		849	811,609
3.00%, 01/15/52		106	64,035
4.20%, 02/22/52		435	325,796
4.88%, 03/01/53		898	746,855
5.65%, 03/02/53		64	59,899
2.77%, 09/01/53		1,249	696,019
Gilead Sciences, Inc. 4.50%, 02/01/45		126	104,963
4.75%, 03/01/46		171	146,426
4.15%, 03/01/47		544	429,776
2.80%, 10/01/50		856	517,026
5.55%, 10/15/53		475	456,687

			7,920,699

Security	Par (000)		Value

Broadline Retail — 0.7%
Alibaba Group Holding Ltd. 4.20%, 12/06/47	USD	200	$139,294
3.15%, 02/09/51		500	282,270
Amazon.com, Inc. 3.15%, 08/22/27		1,370	1,274,319
4.05%, 08/22/47		295	237,059
3.10%, 05/12/51		197	130,004
3.95%, 04/13/52		115	88,889
2.70%, 06/03/60		362	204,830
3.25%, 05/12/61		400	256,436
4.10%, 04/13/62		185	140,833

			2,753,934

Capital Markets — 5.3%
Charles Schwab Corp. (The) 5.88%, 08/24/26		780	777,431
6.14%, 08/24/34		320	311,282
Credit Suisse AG 4.75%, 08/09/24		734	723,569
7.95%, 01/09/25		545	554,637
3.70%, 02/21/25		800	771,172
2.95%, 04/09/25		757	719,297
Deutsche Bank AG 1.45%, 04/01/25		190	184,699
6.72%, 01/18/29		985	979,146
7.08%, 02/10/34		515	465,427
Goldman Sachs Group, Inc. (The) 2.60%, 02/07/30		500	409,500
1.99%, 01/27/32		717	537,479
2.62%, 04/22/32		830	648,294
2.38%, 07/21/32		268	204,106
2.65%, 10/21/32		725	559,604
6.45%, 05/01/36		21	20,881
Series VAR, 1.09%, 12/09/26		37	33,105
Intercontinental Exchange, Inc. 1.85%, 09/15/32		113	82,650
4.60%, 03/15/33		345	316,383
4.25%, 09/21/48		151	118,016
Morgan Stanley 3.62%, 04/17/25		855	841,539
2.19%, 04/28/26		70	65,757
4.68%, 07/17/26		1,520	1,480,739
1.59%, 05/04/27		1,390	1,237,211
1.51%, 07/20/27		735	649,439
3.77%, 01/24/29		300	273,556
5.12%, 02/01/29		725	698,186
5.16%, 04/20/29		714	686,907
5.45%, 07/20/29		425	414,149
2.70%, 01/22/31		470	384,277
2.94%, 01/21/33		230	181,127
4.46%, 04/22/39		156	130,261
3.22%, 04/22/42		815	561,532
4.30%, 01/27/45		260	205,428
Northern Trust Corp., 3.95%, 10/30/25		69	66,495
UBS Group AG 3.09%, 05/14/32(a)		735	580,539
9.02%, 11/15/33(a)		2,000	2,309,629
6.30%, 09/22/34(a)		1,275	1,245,240

			20,428,689

Chemicals — 0.8%
DuPont de Nemours, Inc., 5.32%, 11/15/38		297	277,813
Eastman Chemical Co. 5.75%, 03/08/33		921	880,004

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
Eastman Chemical Co. 4.80%, 09/01/42	USD	36	$28,967
4.65%, 10/15/44		177	136,040
Ecolab, Inc., 2.70%, 12/15/51		427	249,474
Nutrien Ltd. 5.90%, 11/07/24		246	245,312
4.90%, 03/27/28		555	536,028
5.80%, 03/27/53		33	30,313
Sherwin-Williams Co. (The) 3.45%, 08/01/25		135	129,584
4.25%, 08/08/25		169	164,341
2.95%, 08/15/29		133	114,917
2.30%, 05/15/30		203	165,174
4.50%, 06/01/47		49	39,184

			2,997,151

Commercial Services & Supplies — 0.2%
GATX Corp., 4.35%, 02/15/24		510	506,225
Republic Services, Inc. 0.88%, 11/15/25		40	36,188
4.88%, 04/01/29		180	174,935
2.30%, 03/01/30		131	107,728
1.45%, 02/15/31		133	99,942

			925,018

Communications Equipment — 0.1%
Motorola Solutions, Inc., 2.75%, 05/24/31		567	447,845

Consumer Finance — 3.1%
Ally Financial, Inc., 5.75%, 11/20/25		1,023	993,699
American Express Co., 4.90%, 02/13/26		59	57,884
Capital One Financial Corp. 2.64%, 03/03/26		1,295	1,222,180
3.75%, 07/28/26		122	113,115
3.80%, 01/31/28		425	383,314
2.36%, 07/29/32		410	280,955
2.62%, 11/02/32		275	201,514
5.82%, 02/01/34		940	847,127
6.38%, 06/08/34		520	490,732
General Motors Financial Co., Inc. 5.10%, 01/17/24		81	80,742
2.90%, 02/26/25		542	517,103
4.35%, 04/09/25		284	276,131
5.80%, 06/23/28		596	582,245
Hyundai Capital America 1.00%, 09/17/24(a)		3,846	3,663,843
5.80%, 06/26/25(a)		965	960,928
1.80%, 10/15/25(a)		114	104,824
6.10%, 09/21/28(a)		79	78,436
Toyota Motor Credit Corp. 4.55%, 09/20/27		613	596,328
2.15%, 02/13/30		469	386,772
4.55%, 05/17/30		129	122,257

			11,960,129

Consumer Staples Distribution & Retail — 0.6%
7-Eleven, Inc. 0.80%, 02/10/24(a)		525	515,023
0.95%, 02/10/26(a)		755	675,495
CVS Health Corp. 5.00%, 02/20/26		659	648,770
5.13%, 07/20/45		296	249,086
4.25%, 04/01/50		215	159,068

			2,247,442

Security	Par (000)		Value

Containers & Packaging — 0.9%
Berry Global, Inc., 1.57%, 01/15/26	USD	1,938	$1,751,824
WRKCo, Inc., 3.90%, 06/01/28		1,802	1,647,895

			3,399,719

Diversified Consumer Services — 0.4%
Johns Hopkins University, Series A, 4.71%, 07/01/32		1,050	1,008,889
Northwestern University, 4.64%, 12/01/44		255	228,492
University of Miami, Series 2022, 4.06%, 04/01/52		170	129,876
University of Southern California, Series 2017, 3.84%, 10/01/47		205	158,712

			1,525,969

Diversified REITs — 1.9%
American Tower Corp. 3.95%, 03/15/29		215	194,476
3.80%, 08/15/29		450	400,280
2.90%, 01/15/30		281	233,460
2.10%, 06/15/30		380	295,744
2.70%, 04/15/31		1,071	849,375
2.30%, 09/15/31		196	148,744
5.65%, 03/15/33		494	474,866
Crown Castle, Inc. 3.65%, 09/01/27		230	211,139
3.80%, 02/15/28		250	229,224
4.30%, 02/15/29		55	50,785
3.10%, 11/15/29		260	221,176
2.25%, 01/15/31		350	271,624
2.10%, 04/01/31		100	76,286
2.50%, 07/15/31		445	347,047
5.10%, 05/01/33		160	147,927
2.90%, 04/01/41		280	179,743
4.15%, 07/01/50		30	21,322
3.25%, 01/15/51		60	36,454
Equinix, Inc. 2.90%, 11/18/26		207	190,015
3.20%, 11/18/29		123	105,329
2.50%, 05/15/31		411	320,827
3.00%, 07/15/50		213	125,514
2.95%, 09/15/51		345	198,084
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/30		176	149,258
VICI Properties LP 5.13%, 05/15/32		1,069	956,833
5.63%, 05/15/52		220	182,181
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(a)		760	646,289

			7,264,002

Diversified Telecommunication Services — 2.7%
AT&T Inc. 4.35%, 03/01/29		21	19,543
4.50%, 05/15/35		2,380	2,030,076
4.90%, 08/15/37		250	216,571
3.50%, 06/01/41		387	268,861
3.65%, 06/01/51		220	141,855
NTT Finance Corp., 1.16%, 04/03/26(a)		1,395	1,252,131
Sprint Capital Corp., 6.88%, 11/15/28		1,580	1,631,344
Telefonica Emisiones SAU 4.10%, 03/08/27		450	424,031
4.90%, 03/06/48		360	272,680
Verizon Communications, Inc. 3.88%, 02/08/29		250	228,937
1.50%, 09/18/30		810	614,462
2.36%, 03/15/32		2,227	1,699,108

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc. 5.05%, 05/09/33	USD	205	$191,510
5.85%, 09/15/35		690	670,825
4.81%, 03/15/39		43	37,055
2.65%, 11/20/40		340	215,226
3.40%, 03/22/41		136	96,416
2.85%, 09/03/41		350	226,270

			10,236,901

Electric Utilities — 8.8%
AES Corp. (The) 1.38%, 01/15/26		1,007	896,748
3.95%, 07/15/30(a)		158	136,183
2.45%, 01/15/31		659	506,814
Alabama Power Co., 3.94%, 09/01/32		551	485,688
Baltimore Gas & Electric Co. 3.50%, 08/15/46		305	207,900
3.20%, 09/15/49		283	182,259
2.90%, 06/15/50		20	11,915
Colbun SA, 3.15%, 01/19/32(a)		615	493,614
Duke Energy Carolinas LLC 3.95%, 11/15/28		379	355,638
3.95%, 03/15/48		378	277,884
3.20%, 08/15/49		976	625,493
Duke Energy Corp. 5.00%, 12/08/25		280	276,067
2.65%, 09/01/26		199	183,044
2.45%, 06/01/30		24	19,487
Duke Energy Florida LLC 2.50%, 12/01/29		1,261	1,068,873
3.85%, 11/15/42		273	202,902
Duke Energy Progress LLC 3.45%, 03/15/29		583	528,623
6.30%, 04/01/38		48	48,606
4.10%, 03/15/43		185	142,630
3.70%, 10/15/46		25	17,346
3.60%, 09/15/47		345	240,216
5.35%, 03/15/53		526	478,087
Edison International 5.75%, 06/15/27		274	271,465
4.13%, 03/15/28		119	109,611
5.25%, 11/15/28		657	632,127
6.95%, 11/15/29		397	409,430
Emera U.S. Finance LP, 0.83%, 06/15/24		420	403,448
Enel Finance International NV, 1.38%, 07/12/26(a)		1,145	1,011,146
Eversource Energy 2.90%, 03/01/27		54	49,310
4.60%, 07/01/27		188	180,819
5.45%, 03/01/28		287	283,675
Exelon Corp. 4.05%, 04/15/30		63	56,701
4.70%, 04/15/50		135	107,894
FirstEnergy Corp., Series B, 4.15%, 07/15/27		150	139,421
FirstEnergy Transmission LLC 4.35%, 01/15/25(a)		965	941,943
4.55%, 04/01/49(a)		55	43,058
Florida Power & Light Co. 5.95%, 02/01/38		427	432,003
3.15%, 10/01/49		140	91,127
2.88%, 12/04/51		167	101,103
Georgia Power Co. 4.70%, 05/15/32		964	893,157
4.95%, 05/17/33		272	254,956

Security	Par (000)		Value

Electric Utilities (continued)
Interstate Power & Light Co. 3.25%, 12/01/24	USD	350	$339,041
3.40%, 08/15/25		134	127,771
MidAmerican Energy Co. 3.65%, 04/15/29		674	615,798
4.25%, 07/15/49		21	16,397
NextEra Energy Capital Holdings, Inc. 6.05%, 03/01/25		303	303,458
5.75%, 09/01/25		647	645,183
4.90%, 02/28/28		415	401,649
2.25%, 06/01/30		287	229,763
Northern States Power Co. 2.60%, 06/01/51		298	168,501
4.50%, 06/01/52		325	264,029
NRG Energy, Inc., 2.45%, 12/02/27(a)		558	472,998
Ohio Power Co. 4.00%, 06/01/49		469	341,817
Series D, 6.60%, 03/01/33		612	634,676
Series R, 2.90%, 10/01/51		141	83,577
Oncor Electric Delivery Co. LLC 3.70%, 11/15/28		315	291,845
3.75%, 04/01/45		334	246,904
3.80%, 06/01/49		98	71,036
2.70%, 11/15/51		324	184,614
Pacific Gas & Electric Co. 3.45%, 07/01/25		975	924,915
3.30%, 12/01/27		565	499,200
2.50%, 02/01/31		315	239,646
4.45%, 04/15/42		45	32,147
4.00%, 12/01/46		136	86,194
4.95%, 07/01/50		678	505,360
3.50%, 08/01/50		525	312,537
5.25%, 03/01/52		470	362,227
6.70%, 04/01/53		280	262,964
PacifiCorp 2.90%, 06/15/52		330	181,634
5.35%, 12/01/53		560	464,785
5.50%, 05/15/54		35	29,684
PECO Energy Co. 4.90%, 06/15/33		739	703,012
3.70%, 09/15/47		114	82,322
4.38%, 08/15/52		329	263,069
Public Service Co. of Colorado, Series 36, 2.70%, 01/15/51		341	190,743
Public Service Electric & Gas Co. 4.90%, 12/15/32		895	858,297
4.65%, 03/15/33		294	276,352
3.20%, 08/01/49		200	131,710
2.05%, 08/01/50		79	40,343
3.00%, 03/01/51		311	194,378
San Diego Gas & Electric Co. 4.95%, 08/15/28		895	871,284
3.70%, 03/15/52		285	197,426
5.35%, 04/01/53		408	370,534
Series TTT, 4.10%, 06/15/49		177	131,182
Series WWW, 2.95%, 08/15/51		36	21,799
Southern California Edison Co. 1.10%, 04/01/24		1,135	1,108,556
4.00%, 04/01/47		413	298,624
3.45%, 02/01/52		152	96,910
5.70%, 03/01/53		345	316,970
Series 20A, 2.95%, 02/01/51		210	124,114

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Southern California Edison Co.
Series B, 4.88%, 03/01/49	USD	69	$56,374
Series E, 3.70%, 08/01/25		355	341,444
Series E, 5.45%, 06/01/52		471	415,567
Series H, 3.65%, 06/01/51		230	152,636
Tampa Electric Co. 4.30%, 06/15/48		240	182,661
4.45%, 06/15/49		39	30,359
3.45%, 03/15/51		170	109,359
Vistra Operations Co. LLC 3.55%, 07/15/24(a)		1,315	1,282,478
5.13%, 05/13/25(a)		1,793	1,747,139
Wisconsin Electric Power Co., 2.05%, 12/15/24		291	277,948

			34,012,351

Electrical Equipment — 0.1%
Otis Worldwide Corp., 5.25%, 08/16/28		339	333,227

Energy Equipment & Services — 0.1%
Halliburton Co. 3.80%, 11/15/25		109	105,389
2.92%, 03/01/30		371	315,972
5.00%, 11/15/45		138	116,981

			538,342

Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
6.10%, 01/15/27		1,065	1,059,786
5.75%, 06/06/28		1,195	1,167,479
3.00%, 10/29/28		150	128,622
Aviation Capital Group LLC 1.95%, 01/30/26(a)		344	309,271
1.95%, 09/20/26(a)		1,214	1,059,879
Fidelity National Information Services, Inc. 1.15%, 03/01/26		729	653,119
4.70%, 07/15/27		407	394,498
Glencore Funding LLC 5.70%, 05/08/33(a)		801	759,532
6.50%, 10/06/33(a)		813	811,566
Nasdaq, Inc., 5.55%, 02/15/34		407	388,462

			6,732,214

Food Products — 0.4%
General Mills, Inc. 2.25%, 10/14/31		119	92,858
4.95%, 03/29/33		363	340,122
3.00%, 02/01/51		82	50,767
Kraft Heinz Foods Co. 3.00%, 06/01/26		248	232,481
4.88%, 10/01/49		838	699,509

			1,415,737

Ground Transportation — 2.0%
Burlington Northern Santa Fe LLC 5.75%, 05/01/40		350	347,454
4.40%, 03/15/42		235	195,417
4.90%, 04/01/44		385	340,686
3.55%, 02/15/50		177	125,782
2.88%, 06/15/52		235	144,551
Canadian National Railway Co., 3.85%, 08/05/32		436	388,352
Canadian Pacific Railway Co., 2.05%, 03/05/30		45	36,346
CSX Corp. 4.25%, 03/15/29		150	142,077
4.75%, 11/15/48		71	60,035

Security		Par (000)	Value

Ground Transportation (continued)
CSX Corp. 2.50%, 05/15/51	USD	254	$141,368
Norfolk Southern Corp. 3.80%, 08/01/28		378	352,084
5.05%, 08/01/30		295	284,233
4.45%, 03/01/33		597	545,163
4.45%, 06/15/45		40	31,961
3.94%, 11/01/47		170	126,452
4.15%, 02/28/48		5	3,829
3.40%, 11/01/49		100	66,008
3.05%, 05/15/50		463	287,212
3.70%, 03/15/53		355	244,093
5.35%, 08/01/54		185	169,007
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.45%, 07/01/24(a)		60	58,850
4.00%, 07/15/25(a)		2,045	1,964,155
6.05%, 08/01/28(a)		540	533,226
Ryder System, Inc., 5.25%, 06/01/28		607	590,758
Union Pacific Corp. 4.05%, 03/01/46		105	79,915
4.50%, 09/10/48		182	150,339
3.50%, 02/14/53		113	78,385
3.95%, 08/15/59		104	74,670
3.84%, 03/20/60		422	295,757

			7,858,165

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories 3.75%, 11/30/26		135	129,558
4.75%, 11/30/36		71	67,453
5.30%, 05/27/40		167	163,858
4.75%, 04/15/43		170	154,039
Baxter International, Inc., 2.54%, 02/01/32		695	538,196
Becton Dickinson & Co. 3.73%, 12/15/24		48	46,815
3.70%, 06/06/27		796	745,962
4.69%, 02/13/28		103	99,856
GE HealthCare Technologies, Inc., 5.55%, 11/15/24		775	771,115
Medtronic Global Holdings SCA 4.25%, 03/30/28		440	421,154
4.50%, 03/30/33		183	170,475
Medtronic, Inc., 4.38%, 03/15/35		407	368,658
Thermo Fisher Scientific, Inc. 2.00%, 10/15/31		194	150,465
4.95%, 11/21/32		426	409,477
5.09%, 08/10/33		414	400,316

			4,637,397

Health Care Providers & Services — 2.4%
Aetna, Inc. 3.50%, 11/15/24		656	638,770
3.88%, 08/15/47		313	219,337
Banner Health, 2.91%, 01/01/42		183	123,848
Centene Corp. 4.63%, 12/15/29		1,307	1,177,123
3.38%, 02/15/30		58	48,376
2.50%, 03/01/31		297	228,161
CommonSpirit Health 3.35%, 10/01/29		450	392,853
2.78%, 10/01/30		139	114,412
3.91%, 10/01/50		340	241,133
Elevance Health, Inc. 2.38%, 01/15/25		35	33,421
5.50%, 10/15/32		428	421,253

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Elevance Health, Inc.
4.65%, 01/15/43	USD	47	$39,448
5.10%, 01/15/44		298	261,436
4.65%, 08/15/44		222	183,675
3.13%, 05/15/50		28	17,612
HCA, Inc.
3.63%, 03/15/32		625	518,055
5.50%, 06/01/33		441	417,064
5.25%, 06/15/49		410	336,810
3.50%, 07/15/51		305	190,469
4.63%, 03/15/52		520	390,414
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52		251	184,226
Memorial Health Services, 3.45%, 11/01/49		265	181,713
Mount Nittany Medical Center Obligated Group, Series 2022, 3.80%, 11/15/52		140	99,398
Nationwide Children’s Hospital, Inc., 4.56%, 11/01/52		105	88,961
RWJ Barnabas Health, Inc., 3.48%, 07/01/49		310	212,786
Sutter Health
Series 20A, 2.29%, 08/15/30		388	313,014
Series 20A, 3.36%, 08/15/50		177	115,690
UnitedHealth Group, Inc.
3.50%, 08/15/39		433	333,408
2.75%, 05/15/40		215	146,078
5.70%, 10/15/40		382	375,107
4.63%, 11/15/41		370	319,446
4.25%, 06/15/48		40	31,935
3.70%, 08/15/49		150	107,971
3.25%, 05/15/51		48	31,544
4.75%, 05/15/52		60	51,159
5.88%, 02/15/53		385	386,370
3.88%, 08/15/59		41	29,167
6.05%, 02/15/63		200	202,360

			9,204,003

Health Care REITs — 0.6%
Healthpeak OP LLC
3.00%, 01/15/30		202	170,664
5.25%, 12/15/32		312	290,181
Ventas Realty LP, 3.00%, 01/15/30		355	294,607
Welltower OP LLC
4.13%, 03/15/29		171	156,156
3.10%, 01/15/30		457	386,878
3.85%, 06/15/32		1,281	1,092,651

			2,391,137

Industrial Conglomerates — 0.1%
Siemens Financieringsmaatschappij NV, 2.88%, 03/11/41(a)		795	556,376

Industrial REITs — 0.4%
Prologis LP
3.88%, 09/15/28		109	100,969
2.88%, 11/15/29		155	132,941
2.25%, 04/15/30		134	109,356
4.75%, 06/15/33		37	34,087
5.13%, 01/15/34		1,249	1,179,512

			1,556,865

Insurance — 1.1%
Allstate Corp. (The), Series B, (3-mo. CME Term SOFR + 3.20%), 8.56%, 08/15/53(b)		788	777,589
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31		148	112,889
2.60%, 12/02/31		216	170,587
5.00%, 09/12/32		32	29,997

Security		Par (000)	Value

Insurance (continued)
Aon Corp./Aon Global Holdings PLC 5.35%, 02/28/33	USD	845	$810,064
Aon Global Ltd., 4.00%, 11/27/23		1,760	1,752,336
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26		200	191,681
2.25%, 11/15/30		265	212,059
Progressive Corp. (The)
3.00%, 03/15/32		77	64,507
3.70%, 03/15/52		74	52,665

			4,174,374

Interactive Media & Services — 0.5%
Alphabet, Inc., 1.90%, 08/15/40		45	28,141
Meta Platforms, Inc., 4.95%, 05/15/33		502	481,091
Netflix, Inc.
5.38%, 11/15/29(a)		27	26,345
4.88%, 06/15/30(a)		1,303	1,233,561

			1,769,138

IT Services — 1.3%
Fiserv, Inc.
2.75%, 07/01/24		170	165,907
3.85%, 06/01/25		417	403,070
4.40%, 07/01/49		109	83,498
Global Payments, Inc.
1.20%, 03/01/26		1,688	1,505,494
3.20%, 08/15/29		1,502	1,277,326
2.90%, 05/15/30		474	388,598
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31(a)		655	655,917
Mastercard, Inc., 3.35%, 03/26/30		32	28,608
PayPal Holdings, Inc.
1.65%, 06/01/25		138	129,134
4.40%, 06/01/32		82	75,806
3.25%, 06/01/50		15	9,827
S&P Global, Inc.
5.25%, 09/15/33(a)		282	274,874
3.25%, 12/01/49		108	71,388

			5,069,447

Media — 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		370	344,745
6.48%, 10/23/45		34	29,687
5.38%, 05/01/47		324	246,896
5.75%, 04/01/48		122	97,412
5.13%, 07/01/49		633	461,436
4.80%, 03/01/50		389	272,014
3.70%, 04/01/51		424	246,723
3.90%, 06/01/52		516	308,505
Comcast Corp.
3.25%, 11/01/39		161	117,615
3.75%, 04/01/40		582	450,843
4.60%, 08/15/45		231	190,656
3.40%, 07/15/46		490	333,779
4.00%, 03/01/48		40	29,981
4.00%, 11/01/49		102	75,689
2.80%, 01/15/51		116	67,899
2.89%, 11/01/51		260	153,228
2.45%, 08/15/52		144	78,091
2.94%, 11/01/56		1,425	809,865
Interpublic Group of Cos., Inc. (The), 3.38%, 03/01/41		130	85,979
Meta Platforms, Inc., 5.60%, 05/15/53		320	302,867
Time Warner Cable LLC, 4.50%, 09/15/42		137	94,916

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Walt Disney Co. (The)
3.50%, 05/13/40	USD	216	$161,784
3.60%, 01/13/51		79	54,795
Warnermedia Holdings, Inc., 3.79%, 03/15/25		160	154,505

			5,169,910

Metals & Mining — 0.7%
BHP Billiton Finance U.S.A. Ltd., 5.50%, 09/08/53		85	81,314
Freeport-McMoRan, Inc., 5.40%, 11/14/34		230	210,505
Newmont Corp., 2.25%, 10/01/30		40	31,846
Rio Tinto Finance U.S.A. PLC, 5.00%, 03/09/33		797	764,976
Steel Dynamics, Inc.
2.40%, 06/15/25		372	349,507
1.65%, 10/15/27		612	519,681
3.25%, 10/15/50		180	109,325
Teck Resources Ltd.
6.00%, 08/15/40		45	40,236
6.25%, 07/15/41		80	74,368
5.20%, 03/01/42		557	454,981
5.40%, 02/01/43		23	19,226

			2,655,965

Multi-Utilities — 2.6%
CenterPoint Energy Houston Electric LLC
4.95%, 04/01/33		213	202,193
Series AG, 3.00%, 03/01/32		318	263,190
CMS Energy Corp.
3.00%, 05/15/26		359	335,242
2.95%, 02/15/27		115	104,438
3.45%, 08/15/27		126	116,393
4.88%, 03/01/44		46	39,167
Consumers Energy Co.
4.90%, 02/15/29		1,420	1,388,335
3.60%, 08/15/32		280	242,665
4.63%, 05/15/33		459	427,281
2.50%, 05/01/60		131	68,535
Dominion Energy, Inc.
3.90%, 10/01/25		650	626,444
Series A, 3.30%, 03/15/25		100	96,362
Series A, 1.45%, 04/15/26		533	479,534
Series C, 3.38%, 04/01/30		274	235,706
Series C, 2.25%, 08/15/31		119	92,038
NiSource, Inc.
0.95%, 08/15/25		250	228,001
5.25%, 03/30/28		394	386,135
5.40%, 06/30/33		575	551,109
5.25%, 02/15/43		55	48,518
4.80%, 02/15/44		304	250,356
Sempra
5.40%, 08/01/26		1,174	1,161,549
3.25%, 06/15/27		118	107,858
3.40%, 02/01/28		1,173	1,067,639
Virginia Electric & Power Co.
6.35%, 11/30/37		313	315,210
4.00%, 01/15/43		112	85,545
Series B, 3.80%, 09/15/47		278	196,946
WEC Energy Group, Inc., 5.60%, 09/12/26		985	984,838

			10,101,227

Office REITs — 0.5%
Alexandria Real Estate Equities, Inc.
4.70%, 07/01/30		292	268,811
4.90%, 12/15/30		820	764,249
2.00%, 05/18/32		45	32,716

Security		Par (000)	Value

Office REITs (continued)
Alexandria Real Estate Equities, Inc.
1.88%, 02/01/33	USD	355	$251,319
2.95%, 03/15/34		341	258,940
4.85%, 04/15/49		65	50,770
3.55%, 03/15/52		103	65,394
5.15%, 04/15/53		182	151,822
Kilroy Realty LP, 3.05%, 02/15/30		220	172,846

			2,016,867

Oil, Gas & Consumable Fuels — 10.2%
Atmos Energy Corp.
3.38%, 09/15/49		211	140,852
2.85%, 02/15/52		70	41,899
BP Capital Markets America, Inc.
3.59%, 04/14/27		216	203,584
4.23%, 11/06/28		248	235,814
3.06%, 06/17/41		1,103	761,470
Cameron LNG LLC, 3.30%, 01/15/35(a)		505	401,989
Cenovus Energy, Inc.
5.40%, 06/15/47		90	77,300
3.75%, 02/15/52		78	51,606
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		2,246	2,229,290
Cheniere Energy Partners LP
3.25%, 01/31/32		1,509	1,199,350
5.95%, 06/30/33(a)		656	632,692
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/26(a)		240	240,753
ConocoPhillips Co.
3.80%, 03/15/52		225	163,131
5.55%, 03/15/54		360	342,154
DCP Midstream Operating LP, 3.25%, 02/15/32		2,058	1,660,418
Devon Energy Corp.
4.50%, 01/15/30		270	245,362
4.75%, 05/15/42		318	252,643
Diamondback Energy, Inc.
3.25%, 12/01/26		446	416,992
3.50%, 12/01/29		1,819	1,614,109
3.13%, 03/24/31		1,254	1,044,559
4.25%, 03/15/52		418	296,827
Enbridge, Inc.
4.00%, 10/01/23		2,070	2,070,000
0.55%, 10/04/23		575	574,906
2.50%, 01/15/25		615	587,715
3.70%, 07/15/27		297	276,100
5.70%, 03/08/33		1,299	1,244,440
2.50%, 08/01/33		582	431,704
6.25%, 03/01/78		780	696,050
Energy Transfer LP
4.90%, 02/01/24		730	727,244
4.50%, 04/15/24		550	545,285
4.00%, 10/01/27		115	106,783
5.95%, 10/01/43		160	140,660
5.35%, 05/15/45		837	686,338
6.13%, 12/15/45		415	369,143
5.30%, 04/15/47		84	68,231
5.40%, 10/01/47		705	581,448
6.00%, 06/15/48		82	72,778
6.25%, 04/15/49		250	229,380
5.00%, 05/15/50		328	257,299
Enterprise Products Operating LLC
3.95%, 02/15/27		213	202,514
5.95%, 02/01/41		196	192,990

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC
5.70%, 02/15/42	USD	139	$132,967
4.45%, 02/15/43		377	308,505
4.80%, 02/01/49		406	343,905
4.20%, 01/31/50		626	482,900
3.20%, 02/15/52		182	116,203
EOG Resources, Inc., 4.95%, 04/15/50		80	70,781
EQT Corp.
5.70%, 04/01/28		308	301,866
5.00%, 01/15/29		103	96,821
Hess Corp.
4.30%, 04/01/27		416	395,149
5.60%, 02/15/41		650	586,930
5.80%, 04/01/47		330	300,923
HF Sinclair Corp., 2.63%, 10/01/23		640	640,000
Kinder Morgan Energy Partners LP
7.30%, 08/15/33		290	304,774
6.95%, 01/15/38		100	102,926
6.50%, 09/01/39		150	144,754
4.70%, 11/01/42		253	196,283
5.00%, 03/01/43		52	42,085
Kinder Morgan, Inc.
5.55%, 06/01/45		250	214,839
5.05%, 02/15/46		349	279,134
Marathon Oil Corp., 4.40%, 07/15/27		315	296,283
Marathon Petroleum Corp., 4.75%, 09/15/44		193	152,913
MPLX LP
1.75%, 03/01/26		714	647,420
4.95%, 03/14/52		780	610,231
5.65%, 03/01/53		64	54,995
Occidental Petroleum Corp.
7.50%, 05/01/31		713	756,666
6.45%, 09/15/36		415	407,503
4.20%, 03/15/48		190	131,284
ONEOK, Inc.
5.20%, 07/15/48		105	85,944
4.45%, 09/01/49		46	33,084
6.63%, 09/01/53		405	396,578
Ovintiv, Inc.
5.65%, 05/15/25		1,298	1,290,572
5.65%, 05/15/28		1,356	1,326,358
Phillips 66, 3.30%, 03/15/52		356	223,672
Pioneer Natural Resources Co.
1.13%, 01/15/26		255	230,453
5.10%, 03/29/26		247	243,825
1.90%, 08/15/30		589	462,101
2.15%, 01/15/31		292	230,417
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43		223	158,450
Sabine Pass Liquefaction LLC
5.75%, 05/15/24		158	157,666
5.00%, 03/15/27		375	363,794
4.20%, 03/15/28		254	236,647
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		287	267,280
Valero Energy Corp., 4.00%, 06/01/52		28	19,259
Western Midstream Operating LP
3.95%, 06/01/25		505	484,661
6.35%, 01/15/29		80	80,165
Williams Cos., Inc. (The)
4.00%, 09/15/25		270	260,147

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)
3.75%, 06/15/27	USD	555	$516,028
5.30%, 08/15/28		1,870	1,829,120

			39,329,063

Passenger Airlines — 0.3%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(a)		94	82,664
American Airlines Pass-Through Trust, Series 2019-1, Class B, 3.85%, 02/15/28		280	247,174
British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 06/15/29(a)		219	194,511
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25		380	361,053
United Airlines Pass-Through Trust, Series 2019-2, Class AA, 2.70%, 05/01/32		189	155,869

			1,041,271

Pharmaceuticals — 2.0%
Bayer U.S. Finance II LLC
3.88%, 12/15/23(a)		782	778,714
4.25%, 12/15/25(a)		215	207,011
4.38%, 12/15/28(a)		1,060	985,296
Merck & Co., Inc.
2.75%, 02/10/25		546	527,333
2.15%, 12/10/31		248	196,115
4.50%, 05/17/33		679	635,426
2.75%, 12/10/51		265	160,047
5.00%, 05/17/53		215	195,535
Pfizer Investment Enterprises Pte Ltd.
4.65%, 05/19/30		1,060	1,015,803
4.75%, 05/19/33		1,048	990,651
5.30%, 05/19/53		943	876,191
Pfizer, Inc., 4.30%, 06/15/43		552	465,276
Roche Holdings, Inc., 2.61%, 12/13/51(a)		570	340,943
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50		307	194,269

			7,568,610

Residential REITs — 0.3%
AvalonBay Communities, Inc., 5.00%, 02/15/33		233	221,899
Camden Property Trust, 2.80%, 05/15/30		97	82,159
Invitation Homes Operating Partnership LP, 5.50%, 08/15/33		910	849,378
Mid-America Apartments LP
3.60%, 06/01/27		23	21,516
1.70%, 02/15/31		42	32,106
UDR, Inc.
3.00%, 08/15/31		40	32,485
2.10%, 08/01/32		107	77,163

			1,316,706

Retail REITs — 1.1%
Kimco Realty OP LLC
3.20%, 04/01/32		138	111,075
4.60%, 02/01/33		418	370,584
Realty Income Corp.
3.95%, 08/15/27		496	465,052
2.20%, 06/15/28		164	140,159
4.70%, 12/15/28		178	169,729
5.63%, 10/13/32		792	765,672
2.85%, 12/15/32		168	131,238
4.90%, 07/15/33		86	78,583
Regency Centers LP
4.13%, 03/15/28		220	203,583
3.70%, 06/15/30		1,439	1,251,940

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Retail REITs (continued)
Simon Property Group LP
2.25%, 01/15/32	USD	33	$24,763
5.50%, 03/08/33		641	608,154

			4,320,532

Semiconductors & Semiconductor Equipment — 2.0%
Analog Devices, Inc., 2.80%, 10/01/41		217	144,853
Applied Materials, Inc., 3.30%, 04/01/27		605	567,122
Broadcom, Inc.
4.15%, 11/15/30		269	238,262
4.15%, 04/15/32(a)		250	216,954
3.42%, 04/15/33(a)		268	214,362
4.93%, 05/15/37(a)		1,489	1,283,409
3.50%, 02/15/41(a)		356	247,435
Intel Corp.
5.70%, 02/10/53		585	548,585
5.90%, 02/10/63		447	423,750
KLA Corp.
4.10%, 03/15/29		614	581,081
5.00%, 03/15/49		263	230,781
3.30%, 03/01/50		354	235,249
Lam Research Corp.
3.75%, 03/15/26		566	544,596
2.88%, 06/15/50		168	104,233
NVIDIA Corp., 3.50%, 04/01/40		340	267,690
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29		672	614,665
3.40%, 05/01/30		185	158,346
2.50%, 05/11/31		734	571,441
2.65%, 02/15/32		412	316,939
QUALCOMM, Inc., 4.30%, 05/20/47		339	274,275

			7,784,028

Software — 1.7%
Autodesk, Inc., 2.40%, 12/15/31		1,057	833,222
Microsoft Corp.
2.53%, 06/01/50		1,289	784,865
2.92%, 03/17/52		359	235,471
Oracle Corp.
3.85%, 07/15/36		114	90,135
3.60%, 04/01/40		150	108,381
5.38%, 07/15/40		800	709,618
3.65%, 03/25/41		125	89,198
4.50%, 07/08/44		300	232,114
4.13%, 05/15/45		245	177,604
4.00%, 07/15/46		172	121,370
4.00%, 11/15/47		1,006	707,014
3.60%, 04/01/50		1,317	851,905
5.55%, 02/06/53		50	43,808
Salesforce, Inc.
2.70%, 07/15/41		357	241,757
2.90%, 07/15/51		200	124,889
VMware, Inc., 2.20%, 08/15/31		1,618	1,220,993

			6,572,344

Specialty Retail — 0.5%
Home Depot, Inc. (The)
4.25%, 04/01/46		200	160,501
3.90%, 06/15/47		120	91,616
3.13%, 12/15/49		202	131,645
Lowe’s Cos., Inc.
3.70%, 04/15/46		485	336,238
4.55%, 04/05/49		199	156,132
5.13%, 04/15/50		484	411,766

Security		Par (000)	Value

Specialty Retail (continued)
Lowe’s Cos., Inc.
3.00%, 10/15/50	USD	504	$297,640
4.25%, 04/01/52		349	257,453
5.63%, 04/15/53		202	183,601

			2,026,592

Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.
3.85%, 05/04/43		26	21,034
4.38%, 05/13/45		581	502,184
4.65%, 02/23/46		400	356,414
3.85%, 08/04/46		210	166,168
3.75%, 09/12/47		200	154,592
2.65%, 02/08/51		515	312,367
2.70%, 08/05/51		368	224,083
3.95%, 08/08/52		260	203,901
Dell International LLC/EMC Corp., 6.02%, 06/15/26		131	131,511
Hewlett Packard Enterprise Co., 5.90%, 10/01/24		810	809,342
HP, Inc.
2.20%, 06/17/25		1,200	1,128,209
4.75%, 01/15/28		109	104,551

			4,114,356

Tobacco — 1.0%
Altria Group, Inc.
4.80%, 02/14/29		190	180,707
2.45%, 02/04/32		88	66,385
4.50%, 05/02/43		75	55,749
5.95%, 02/14/49		473	424,778
3.70%, 02/04/51		96	59,690
BAT Capital Corp.
4.70%, 04/02/27		1,015	971,811
2.26%, 03/25/28		300	253,719
6.42%, 08/02/33		710	690,048
3.73%, 09/25/40		324	217,276
7.08%, 08/02/53		440	415,649
Reynolds American, Inc.
5.70%, 08/15/35		401	358,773
7.00%, 08/04/41		26	24,334

			3,718,919

Trading Companies & Distributors — 0.6%
Air Lease Corp.
3.38%, 07/01/25		844	801,795
1.88%, 08/15/26		1,841	1,635,638

			2,437,433

Wireless Telecommunication Services — 1.5%
America Movil SAB de CV
3.63%, 04/22/29		250	224,705
4.38%, 04/22/49		525	411,810
Rogers Communications, Inc.
3.80%, 03/15/32		1,024	850,971
4.30%, 02/15/48		298	208,488
4.35%, 05/01/49		87	61,980
4.55%, 03/15/52		1,535	1,119,661
T-Mobile U.S.A., Inc.
2.05%, 02/15/28		765	657,808
2.55%, 02/15/31		100	79,571
3.50%, 04/15/31		633	535,245
2.70%, 03/15/32		631	493,591
4.38%, 04/15/40		350	281,235
3.00%, 02/15/41		165	109,337
4.50%, 04/15/50		150	115,024

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile U.S.A., Inc.
3.30%, 02/15/51	USD	265	$165,811
3.40%, 10/15/52		780	487,223

			5,802,460

Total Corporate Bonds — 85.3% (Cost: $366,452,430)			329,513,502

Foreign Agency Obligations

Mexico — 1.0%
Petroleos Mexicanos
6.88%, 08/04/26		2,135	1,955,532
6.70%, 02/16/32		1,280	947,840
7.69%, 01/23/50		1,215	776,555

			3,679,927

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(a)		560	433,670

Total Foreign Agency Obligations — 1.1% (Cost: $4,375,775)			4,113,597

Foreign Government Obligations

Chile — 0.2%
Republic of Chile, 3.50%, 01/25/50		955	635,380

Indonesia — 0.3%
Republic of Indonesia
4.13%, 01/15/25(a)		350	343,682
3.50%, 01/11/28		725	669,494

			1,013,176

Israel — 0.0%
State of Israel, 3.88%, 07/03/50		250	181,355

Italy — 0.3%
Republic of Italy, 0.88%, 05/06/24		1,332	1,291,321

Panama — 0.2%
Republic of Panama
3.16%, 01/23/30		600	502,884
4.50%, 04/01/56		200	131,000

			633,884

Peru — 0.1%
Republic of Peru
3.30%, 03/11/41		410	283,273
2.78%, 12/01/60		285	150,489

			433,762

Philippines — 0.1%
Republic of Philippines, 5.50%, 01/17/48		460	432,046

Poland — 0.0%
Republic of Poland, 3.25%, 04/06/26		190	180,274

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia, 5.00%, 01/18/53(a)		900	745,893

Total Foreign Government Obligations — 1.4% (Cost: $6,316,821)			5,547,091

Municipal Bonds

California — 1.1%
City of San Francisco Public Utilities Commission Water Revenue RB, Series A, 3.30%, 11/01/39		495	379,116

Security		Par (000)		Value

California (continued)
Los Angeles Community College District, GO, Refunding, 1.61%, 08/01/28	USD	1,170 $		1,017,348
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45			1,075	1,181,960
State of California, GO, 7.63%, 03/01/40			950	1,116,006
University of California, RB, Series BD, 3.35%, 07/01/29			550	499,641

				4,194,071

Illinois — 0.3%
Chicago O’Hare International Airport RB, Series B, 6.40%, 01/01/40			1,000	1,059,771

NewYork — 0.6%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39			1,125	1,288,384
New York State Dormitory Authority RB, Series F, 3.11%, 02/15/39			590	449,938
Port Authority of New York & New Jersey, RB, 4.46%, 10/01/62			940	774,599

				2,512,921

Texas — 0.0%
Texas Transportation Commission RB, 2.56%, 04/01/42			210	146,419

Total Municipal Bonds — 2.0% (Cost: $8,539,743)				7,913,182

Preferred Securities

Capital Trusts — 1.7%

Banks — 0.7%
BNP Paribas SA, 8.50%(a)(c)			610	596,777
ING Groep NV, 3.88%(c)			640	461,748
NatWest Group PLC, 6.00%(c)			810	743,305
U.S. Bancorp
3.70%(c)			820	601,748
Series J, 5.30%(c)			170	142,086

				2,545,664

Capital Markets — 0.5%
Charles Schwab Corp. (The)
Series H, 4.00%(c)			345	243,422
Series I, 4.00%(c)			1,063	887,825
State Street Corp., Series F, (3-mo. CME Term SOFR + 3.86%), 9.27%(b)(c)			95	95,205
UBS Group AG
4.88%(a)(c)			770	644,654
7.00%(c)(d)			273	264,469

				2,135,575

Electric Utilities — 0.5%
American Electric Power Co., Inc., 5.70%, 08/15/25			1,255	1,248,568
Southern Co. (The), 4.48%, 08/01/24(e)			662	652,394

				1,900,962

Oil, Gas & Consumable Fuels — 0.0%
TransCanada Trust, Series 16-A, 5.88%, 08/15/76			120	109,414

Total Preferred Securities — 1.7% (Cost: $7,525,780)				6,691,615

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 08/15/40			1,155	656,545
2.25%, 05/15/41			1,000	686,094

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bonds
3.75%, 08/15/41	USD	2,650	$2,293,596
3.88%, 02/15/43 - 05/15/43		2,675	2,327,617
3.00%, 05/15/45 - 08/15/52		325	240,304
2.75%, 08/15/47		4,610	3,218,176
1.88%, 02/15/51		350	196,164
2.88%, 05/15/52		750	531,768
4.00%, 11/15/52		2,050	1,816,973
U.S. Treasury Notes
3.88%, 03/31/25		1,415	1,386,866
3.50%, 04/15/26		4,900	4,766,016
4.13%, 06/15/26		6,700	6,575,945

Total U.S. Treasury Obligations — 6.4% (Cost: $27,222,477)			24,696,064

Total Long-Term Investments — 97.9% (Cost: $420,433,026)			378,475,051

		Shares

Short-Term Securities

Money Market Funds — 0.7%
Dreyfus Treasury Securities Cash Management, Institutional Class, 5.24%(f)		2,580,224	2,580,224

Security		Par (000)	Value

U.S. Treasury Obligations(g) — 0.9%
U.S. Treasury Bills
5.30%, 10/12/23	USD	2,985	$2,980,624
5.47%, 12/26/23		675	666,533

			3,647,157

Total Short-Term Securities — 1.6% (Cost: $6,226,869)			6,227,381

Total Investments — 99.5% (Cost: $426,659,895)			384,702,432
Other Assets Less Liabilities — 0.5%			1,799,767

Net Assets — 100.0%			$386,502,199

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Perpetual security with no stated maturity date.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Bonds (30 Year)	56	12/19/23	$6,372	$(288,544)
U.S. Treasury Notes (10 Year)	60	12/19/23	6,484	(166,951)
U.S. Treasury Notes (2 Year)	67	12/29/23	13,582	(5,150)
U.S. Treasury Notes (5 Year)	88	12/29/23	9,272	(67,391)

				(528,036)

Short Contracts
U.S. Ultra Treasury Bonds	22	12/19/23	2,611	153,159
U.S. Ultra Treasury Notes (10 Year)	48	12/19/23	5,355	109,235

				262,394

				$(265,642)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.41.V1	1.00%	Quarterly	12/20/28	USD	25,217	$(309,760)	$(346,563)	$36,803

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Bank of America Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	A-	USD	2,180	$3,764	$12,950	$(9,186)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$(346,563)	$36,803	$—
OTC Swaps	12,950	—	—	(9,186)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$262,394	$—	$262,394
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	36,803	—	—	—	—	36,803
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	12,950	—	—	—	—	12,950

	$—	$49,753	$—	$—	$262,394	$—	$312,147

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$528,036	$—	$528,036
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	9,186	—	—	—	—	9,186

	$—	$9,186	$—	$—	$528,036	$—	$537,222

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio

For the period ended September 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(332,179)	$—	$(332,179)
Swaps	—	(90,319)	—	—	—	—	(90,319)

	$—	$(90,319)	$—	$—	$(332,179)	$—	$(422,498)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(808,949)	$—	$(808,949)
Swaps	—	(3,006)	—	—	—	—	(3,006)

	$—	$(3,006)	$—	$—	$(808,949)	$—	$(811,955)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$52,323,492
Average notional value of contracts — short	$17,082,844
Credit default swaps
Average notional value — buy protection	$25,898,562
Average notional value — sell protection	$3,225,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$46,653	$24,778
Swaps — centrally cleared	5,017	—
Swaps — OTC(a)	12,950	9,186

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$64,620	$33,964

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(51,670)	(24,778)

Total derivative assets and liabilities subject to an MNA	$12,950	$9,186

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

JPMorgan Chase Bank N.A.	$12,950	$(9,186)	$—	$—	$3,764

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)

JPMorgan Chase Bank N.A.	$9,186	$(9,186)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$329,513,502	$—	$329,513,502
Foreign Agency Obligations	—	4,113,597	—	4,113,597
Foreign Government Obligations	—	5,547,091	—	5,547,091
Municipal Bonds	—	7,913,182	—	7,913,182
Preferred Securities	—	6,691,615	—	6,691,615
U.S. Treasury Obligations	—	24,696,064	—	24,696,064
Short-Term Securities
Money Market Funds	2,580,224	—	—	2,580,224
U.S. Treasury Obligations	—	3,647,157	—	3,647,157

	$2,580,224	$382,122,208	$—	$384,702,432

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$36,803	$—	$36,803
Interest Rate Contracts	262,394	—	—	262,394
Liabilities
Credit Contracts	—	(9,186)	—	(9,186)
Interest Rate Contracts	(528,036)	—	—	(528,036)

	$(265,642)	$27,617	$—	$(238,025)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Alabama — 1.8%
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	USD	1,715	$1,606,085
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)		1,295	1,367,305
Southeast Energy Authority Cooperative District
RB, Series A, 4.00%, 11/01/51(a)		1,785	1,699,483
RB, Series A-1, 5.50%, 01/01/53(a)		655	668,789
Sumter County IDA, RB, AMT, 6.00%, 07/15/52(a)		830	575,323

			5,916,985

Arizona — 2.2%
Arizona IDA
RB, 5.00%, 07/01/45(b)		265	222,249
RB, 5.00%, 12/15/49(b)		105	86,980
RB, 7.10%, 01/01/55(b)		920	918,823
RB, 5.00%, 07/01/55(b)		285	230,564
RB, Series B, 5.13%, 07/01/47(b)		195	170,669
Refunding RB, 5.50%, 07/01/52(b)		610	520,282
Refunding RB, Series A, 5.00%, 07/01/26(b)		175	172,477
Refunding RB, Series A, 5.13%, 07/01/37(b)		605	560,453
Refunding RB, Series G, 5.00%, 07/01/47(b)		185	158,272
City of Phoenix Arizona IDA (The), RB, 5.00%, 07/01/46(b)		570	491,113
County of Pima IDA (The)
RB, 5.13%, 07/01/39		145	123,674
RB, 5.25%, 07/01/49		180	145,520
Refunding RB, 4.00%, 06/15/51(b)		625	436,395
Refunding RB, 5.00%, 07/01/56(b)		295	237,492
La Paz County IDA, RB, 5.88%, 06/15/48(b)		285	248,509
Maricopa County IDA
RB, 5.25%, 10/01/40(b)		280	267,080
RB, 5.50%, 10/01/51(b)		280	260,367
RB, AMT, 4.00%, 10/15/47(b)		1,470	1,179,695
Refunding RB, Series A, 4.13%, 09/01/38		230	205,998
Salt Verde Financial Corp., RB, 5.00%, 12/01/37		500	488,444

			7,125,056

Arkansas — 1.9%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(b)		2,230	2,028,908
RB, AMT, 4.75%, 09/01/49(b)		4,165	3,855,041
RB, AMT, 5.70%, 05/01/53		350	334,820

			6,218,769

California — 3.2%
California HFA, RB, Series 2021-3, Class A, 3.25%, 08/20/36		952	833,772
California Municipal Finance Authority, RB, 5.63%, 07/01/44(b)		150	138,030
California School Finance Authority
RB, Series A, 6.75%, 11/01/45(b)		250	250,365
Refunding RB, 5.00%, 07/01/51(b)		300	275,492
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(b)		250	193,144
California Statewide Financing Authority
RB, 6.00%, 05/01/43		315	315,006
RB, 6.00%, 05/01/43		85	85,002
City of Los Angeles Department of Airports, RB, AMT, 5.25%, 05/15/47		1,500	1,547,737
City of Roseville, Special Tax Bonds, 5.00%, 09/01/44		500	482,876
CMFA Special Finance Agency I, RB, Series A-2, 4.00%, 04/01/56(b)		2,250	1,437,916

Security		Par (000)	Value

California (continued)
CMFA Special Finance Agency VIII, RB, Series A-1, 3.00%, 08/01/56(b)	USD	545	$324,809
CSCDA Community Improvement Authority
RB, 4.00%, 10/01/46(b)		1,055	776,193
RB, 2.80%, 03/01/47(b)		315	213,880
RB, 3.13%, 07/01/56(b)		695	413,351
RB, 4.00%, 07/01/56(b)		205	132,283
RB, 3.13%, 08/01/56(b)		100	62,974
RB, 4.00%, 10/01/56(b)		155	117,840
RB, 4.00%, 03/01/57(b)		505	329,087
RB, 4.00%, 07/01/58(b)		300	192,862
RB, 4.00%, 07/01/58(b)		265	167,154
RB, 4.00%, 12/01/59(b)		435	263,898
RB, 4.00%, 12/01/59(b)		1,080	633,549
RB, Series A, 3.00%, 09/01/56(b)		1,090	657,435
Golden State Tobacco Securitization Corp., Refunding RB, Series B-2, 0.00%, 06/01/66(c)		310	26,890
Hastings Campus Housing Finance Authority, RB, Series A, 0.00%, 07/01/61(b)(c)		1,045	392,886
San Francisco City & County Redevelopment Agency Successor Agency, TA, 0.00%, 08/01/31(b)(c)		580	398,972

			10,663,403

Colorado — 3.6%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47		1,000	815,060
Arista Metropolitan District, GO, Refunding, 5.00%, 12/01/38		500	438,090
Aurora Crossroads Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/50		500	397,434
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48		500	409,460
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)		500	355,717
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)		155	127,857
City & County of Denver Airport System Revenue, Refunding RB, AMT, Series A, 4.13%, 11/15/53		455	379,843
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 12/15/45(b)		500	450,799
Colorado Health Facilities Authority
RB, 5.25%, 11/01/39		195	198,235
RB, 5.50%, 11/01/47		120	121,831
RB, 5.25%, 11/01/52		305	298,097
RB, Series A, 5.00%, 05/15/35		250	200,189
RB, Series A, 5.00%, 05/15/44		270	186,835
RB, Series A, 5.00%, 05/15/49		420	276,780
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40		950	884,577
First Creek Village Metropolitan District
GO, Series A, 5.00%, 12/01/39		600	532,930
GO, Series A, 5.00%, 08/01/49		540	448,436
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51		575	418,405
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50		500	339,842
Loretto Heights Community Authority, RB, 4.88%, 12/01/51		570	414,444
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48		500	436,114
North Range Metropolitan District No. 3, GO, Series A, 5.25%, 12/01/50		500	416,881

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colorado (continued)
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49	USD	675	$586,778
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)		725	487,896
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1, 5.00%, 12/01/37		250	230,597
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 5.00%, 12/01/49		645	533,735
Village at Dry Creek Metropolitan District No. 2 (The), GO, 4.38%, 12/01/44		813	634,194
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51		560	435,501
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48		500	428,452

			11,885,009

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/45(b)		470	376,677
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)		675	658,106
Mohegan Tribe of Indians of Connecticut (The), RB, Series A, 6.75%, 02/01/45(b)		96	89,184

			1,123,967

Delaware — 0.2%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(d)		667	584,699

District of Columbia — 1.6%
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(c)		8,970	1,832,748
RB, 0.00%, 06/15/46(c)		10,325	1,890,862
RB, 0.00%, 06/15/55(c)		19,300	1,582,326

			5,305,936

Florida — 7.8%
Avenir Community Development District, Special Assessment RB, 5.63%, 05/01/54		330	306,481
Brevard County Health Facilities Authority
Refunding RB, 4.00%, 11/15/23(b)		200	199,528
Refunding RB, 4.00%, 11/15/26(b)		475	456,417
Refunding RB, 4.00%, 11/15/28(b)		510	480,078
Refunding RB, 4.00%, 11/15/30(b)		555	506,788
Refunding RB, 4.00%, 11/15/34(b)		650	557,335
Refunding RB, 5.00%, 04/01/47		505	493,673
Refunding RB, 5.00%, 04/01/52		715	694,819
Buckhead Trails Community Development District, Special Assessment RB, Series 2022, 5.75%, 05/01/52		210	201,975
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31		475	455,343
Capital Trust Agency, Inc.
RB, 5.00%, 06/15/49(b)		100	78,123
RB, 5.75%, 06/01/54(b)		420	323,567
RB, 5.00%, 01/01/55(b)		1,570	1,138,837
RB, 4.88%, 06/15/56(b)		1,335	957,282
RB, 0.00%, 07/01/61(b)(c)		23,740	1,347,606
Celebration Pointe Community Development District No. 1, Special Assessment RB, 5.13%, 05/01/45		235	208,169
Charlotte County IDA, RB, 5.00%, 10/01/49(b)		615	541,095
County of Miami-Dade Seaport Department,
Refunding RB, AMT, Series A, 5.25%, 10/01/52		460	454,681

Security		Par (000)	Value

Florida (continued)
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(c)	USD	935	$252,115
Refunding RB, Series A-2, 0.00%, 10/01/47(c)		900	228,982
Refunding RB, Series A-2, 0.00%, 10/01/48(c)		635	139,665
Refunding RB, Series A-2, 0.00%, 10/01/49(c)		525	117,360
Escambia County Health Facilities Authority, Refunding RB, (AGM), 3.00%, 08/15/50		2,500	1,645,822
Florida Development Finance Corp.
RB, 5.00%, 06/15/51(b)		840	622,443
RB, 5.25%, 06/01/55(b)		645	485,950
RB, 5.13%, 06/15/55(b)		2,490	1,855,723
RB, 6.50%, 06/30/57(b)		265	234,990
RB, Series A, 6.13%, 06/15/44(b)		45	42,075
RB, Series C, 5.75%, 12/15/56(b)		370	277,952
RB, AMT, 6.13%, 07/01/32(a)(b)		1,375	1,362,641
Refunding RB, 4.00%, 06/01/46(b)		300	191,372
Refunding RB, Series A, 4.50%, 12/15/56(b)		1,085	724,733
Grand Oaks Community Development District
Special Assessment RB, 4.25%, 05/01/40		210	180,367
Special Assessment RB, 4.50%, 05/01/52		235	189,766
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33		370	317,468
Lakewood Ranch Stewardship District
Special Assessment RB, 3.13%, 05/01/25		140	136,880
Special Assessment RB, 3.25%, 05/01/29		225	210,056
Special Assessment RB, 4.75%, 05/01/29		180	176,872
Special Assessment RB, 4.88%, 05/01/35		150	139,762
Special Assessment RB, 4.40%, 05/01/39		525	449,349
Special Assessment RB, 5.30%, 05/01/39		205	194,191
Special Assessment RB, 5.50%, 05/01/39(b)		25	24,189
Special Assessment RB, 5.45%, 05/01/48		365	332,048
Special Assessment RB, 5.65%, 05/01/48(b)		115	107,509
Special Assessment RB, 4.00%, 05/01/49(b)		200	147,500
Special Assessment RB, 3.90%, 05/01/50		240	167,292
Orange County Health Facilities Authority, RB, 5.00%, 08/01/35		250	246,483
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25		150	147,106
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25		100	98,057
Special Assessment Refunding RB, 3.38%, 05/01/30		335	309,614
Poitras East Community Development District, Special Assessment RB, 5.00%, 05/01/43		355	314,450
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31		100	88,060
Special Assessment RB, Series 2, 4.00%, 05/01/50		425	303,062
Preserve at South Branch Community Development District
Special Assessment RB, 3.25%, 11/01/24		50	49,469
Special Assessment RB, 3.50%, 11/01/30		200	180,623
Sandridge Community Development District
Special Assessment RB, Series A1, 3.88%, 05/01/41		135	105,137
Special Assessment RB, Series A1, 4.00%, 05/01/51		130	92,291
Sawyers Landing Community Development District, Special Assessment RB, 4.25%, 05/01/53		815	571,179

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Florida (continued)
Seminole County IDA, Refunding RB, 5.75%, 11/15/54	USD	595	$429,713
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34		365	304,636
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37		185	159,068
Trout Creek Community Development District
Special Assessment RB, 5.00%, 05/01/28		240	239,102
Special Assessment RB, 5.63%, 05/01/45		200	191,918
West Villages Improvement District
Special Assessment RB, 4.25%, 05/01/29		100	96,664
Special Assessment RB, 4.75%, 05/01/39		190	171,053
Special Assessment RB, 5.00%, 05/01/50		290	248,680
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(b)		805	770,261
Windward at Lakewood Ranch Community Development District
Special Assessment RB, 4.00%, 05/01/42		140	109,530
Special Assessment RB, 4.25%, 05/01/52		170	124,841

			25,707,866

Georgia — 1.0%
East Point Business & IDA, RB, Series A, 5.25%, 06/15/62(b)		150	123,884
Main Street Natural Gas, Inc.
RB, Series A, 5.00%, 05/15/49		905	859,424
RB, Series B, 5.00%, 12/01/52(a)		1,635	1,624,553
Municipal Electric Authority of Georgia, RB, 5.00%, 07/01/52		645	616,493

			3,224,354

Idaho — 0.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43		330	289,442

Illinois — 3.9%
Chicago Board of Education
GO, Series D, 5.00%, 12/01/46		485	435,559
GO, Refunding, Series A, 5.00%, 12/01/30		505	508,320
GO, Refunding, Series B, 4.00%, 12/01/35		230	207,065
GO, Refunding, Series B, 4.00%, 12/01/41		930	759,422
GO, Refunding, Series C, 5.00%, 12/01/34		625	625,604
GO, Refunding, Series D, 5.00%, 12/01/25		290	290,198
Chicago O’Hare International Airport, Refunding RB, Series D, 5.00%, 01/01/46		1,000	1,003,410
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 4.00%, 12/01/49		810	677,393
City of Chicago Wastewater Transmission Revenue, Refunding RB, Series C, 5.00%, 01/01/39		500	489,581
Cook County Community College District No. 508, GO, 5.25%, 12/01/30		920	921,114
Illinois Finance Authority
Refunding RB, 6.13%, 02/01/45		150	142,053
Refunding RB, Series C, 5.00%, 02/15/41		650	659,750
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46		2,000	1,731,341
Metropolitan Pier & Exposition Authority
RB, 5.50%, 06/15/53		390	391,074
RB, 5.00%, 06/15/57		660	638,263
Refunding RB, 4.00%, 06/15/50		1,895	1,549,751
State of Illinois
GO, 5.00%, 04/01/31		1,000	1,001,801
GO, 5.00%, 05/01/39		275	263,280

Security		Par (000)	Value

Illinois (continued)
State of Illinois
GO, Series D, 5.00%, 11/01/28	USD	295	$304,593
GO, Refunding, Series B, 5.00%, 10/01/27		105	108,508

			12,708,080

Indiana — 0.3%
City of Vincennes, Refunding RB, 6.25%, 01/01/29(b)(e)(f)		325	268,807
Indiana Finance Authority, RB, AMT, 6.75%, 05/01/39		640	681,388

			950,195

Iowa — 0.8%
Iowa Finance Authority
RB, Series A, 5.00%, 05/15/48		940	673,684
Refunding RB, Series E, 4.00%, 08/15/46		570	471,031
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44		2,000	1,497,846

			2,642,561

Kentucky — 0.7%
City of Henderson, RB, AMT, 4.70%, 01/01/52(b)		130	115,780
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)		2,310	2,225,402

			2,341,182

Louisiana — 0.9%
Lafayette Parish School Board Sale Tax Revenue
RB, 4.00%, 04/01/48		175	153,063
RB, 4.00%, 04/01/53		110	94,464
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)		400	295,080
Louisiana Public Facilities Authority
RB, 5.00%, 06/01/41(b)		310	244,479
RB, 5.25%, 06/01/51(b)		455	344,678
RB, 5.25%, 06/01/60(b)		840	612,173
RB, Series A, 6.50%, 06/01/62(b)		150	132,434
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(b)		950	989,626

			2,865,997

Maine — 0.1%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)		670	406,639

Maryland — 1.7%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, 5.25%, 07/01/44		250	238,705
City of Baltimore
RB, 4.88%, 06/01/42		170	149,716
Refunding RB, 4.00%, 09/01/27		100	95,840
Refunding TA, 3.20%, 06/01/30(b)		200	175,214
Refunding TA, 3.25%, 06/01/31(b)		225	194,148
Refunding TA, 3.30%, 06/01/32(b)		500	425,796
Refunding TA, 3.35%, 06/01/33(b)		540	455,178
Refunding TA, 3.40%, 06/01/34(b)		570	476,239
Refunding TA, 3.45%, 06/01/35(b)		610	505,491
Maryland EDC, RB, AMT, 5.25%, 06/30/47		570	545,858
Maryland Health & Higher Educational Facilities Authority
RB, 7.00%, 03/01/55(b)		1,940	1,956,885
Refunding RB, 5.00%, 07/01/40		500	500,007

			5,719,077

Massachusetts — 1.0%
Massachusetts Development Finance Agency RB, 5.00%, 01/01/48		1,000	928,618

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency
RB, 5.00%, 10/01/54	USD	710	$585,344
RB, Series A, 5.00%, 01/01/47		500	465,340
RB, Series N, 5.00%, 07/01/44		500	500,161
Massachusetts HFA
Refunding RB, AMT, Series A, 4.45%, 12/01/42		325	284,356
Refunding RB, AMT, Series A, 4.50%, 12/01/47		515	455,716

			3,219,535

Michigan — 0.4%
Michigan Strategic Fund, RB, 5.00%, 11/15/42		210	181,692
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44		500	500,291
RB, Series D, 5.00%, 12/01/40		500	502,077
RB, AMT, 5.00%, 12/01/39		250	241,520

			1,425,580

Minnesota — 1.5%
City of Deephaven, Refunding RB, 5.25%, 07/01/37		605	569,241
City of Forest Lake, Refunding RB, 5.00%, 07/01/56		2,140	1,735,728
City of Minneapolis
RB, 5.00%, 07/01/40		435	350,173
RB, Series A, 5.75%, 07/01/55		850	770,370
Duluth EDA, Refunding RB, 5.25%, 02/15/58		425	417,822
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/38(b)		240	222,239
Minnesota HFA, RB, (GNMA/FNMA/FHLMC), Series M, 6.00%, 01/01/53		700	729,599

			4,795,172

Missouri — 1.0%
City of St. Louis Missouri IDA (The)
Refunding RB, 4.38%, 11/15/35		215	160,394
Refunding RB, 4.75%, 11/15/47		240	163,803
Kansas City IDA
RB, Series C, 7.50%, 11/15/46		64	47,751
RB, AMT, 5.00%, 03/01/54		1,275	1,244,052
Refunding RB, 2.00%, 11/15/46		52	2,252
Refunding RB, 5.00%, 11/15/46		116	82,764
Kansas City Land Clearance Redevelopment Authority
TA, 4.38%, 02/01/31(b)		720	609,128
TA, 5.00%, 02/01/40(b)		260	202,177
Plaza at Noah’s Ark Community Improvement District, Refunding RB, 3.00%, 05/01/25		100	96,585
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37		695	623,237

			3,232,143

Nebraska — 0.2%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45		500	494,956

Nevada — 0.2%
City of Las Vegas Special Improvement District No. 815, Special Assessment RB, 5.00%, 12/01/49		190	168,057
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40		405	390,829
RB, 5.00%, 07/01/45		280	260,184

			819,070

New Hampshire — 0.5%
New Hampshire Business Finance Authority
RB, Series A, 4.13%, 08/15/40		320	251,363
RB, Series A, 4.25%, 08/15/46		365	270,561
RB, Series A, 4.50%, 08/15/55		755	551,497
Refunding RB, 4.63%, 11/01/42(b)		320	261,776

Security		Par (000)	Value

New Hampshire (continued)
New Hampshire Business Finance Authority
Refunding RB, Series A, 3.63%, 07/01/43(a)(b)	USD	190	$136,908
Refunding RB, AMT, 4.88%, 11/01/42(b)		130	109,600

			1,581,705

New Jersey — 3.5%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/39		250	249,509
New Jersey EDA
RB, 5.00%, 07/01/32		200	192,450
RB, 5.25%, 11/01/54(b)		945	744,516
RB, Series WW, 5.25%, 06/15/40		55	56,307
RB, Series WW, 5.25%, 06/15/40		945	967,457
RB, AMT, 6.50%, 04/01/31		75	74,871
Refunding RB, Series A, 6.00%, 08/01/49(b)		250	237,728
New Jersey Health Care Facilities Financing Authority
RB, 4.00%, 07/01/51		1,865	1,621,074
Refunding RB, 4.25%, 07/01/44		395	364,936
Refunding RB, 5.00%, 07/01/44		220	220,245
New Jersey Higher Education Student Assistance Authority
Refunding RB, AMT, Series C, 4.25%, 12/01/50		1,540	1,262,844
Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49		820	593,249
New Jersey Transportation Trust Fund Authority
RB, Series AA, 5.25%, 06/15/41		205	206,833
RB, Series AA, 4.00%, 06/15/45		3,000	2,632,171
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		375	387,963
Refunding RB, Sub-Series B, 5.00%, 06/01/46		1,675	1,555,151

			11,367,304

NewYork — 4.9%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)		285	286,700
County of Cattaraugus, RB, 5.00%, 05/01/44		195	183,649
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44		500	469,213
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56		125	89,942
Metropolitan Transportation Authority, RB, Series B, 3.00%, 11/15/25		165	159,135
New York City Housing Development Corp., RB, Series C-1, 4.20%, 11/01/44		1,000	892,204
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series E-1, 4.00%, 02/01/49		2,845	2,475,990
New York Counties Tobacco Trust IV, Refunding RB, Series A, 5.00%, 06/01/42		915	819,517
New York Counties Tobacco Trust VI, Refunding RB, Series 2B, 5.00%, 06/01/51		835	729,450
New York State Dormitory Authority, Refunding RB, Series A, 3.00%, 03/15/51		800	520,711
New York State Thruway Authority
Refunding RB, Series A, 4.00%, 03/15/49		3,690	3,192,102
Refunding RB, Series B, 4.00%, 01/01/45		1,190	1,022,991
New York Transportation Development Corp.
RB, AMT, 5.00%, 07/01/34		500	477,393
RB, AMT, 5.00%, 10/01/35		710	703,152
RB, AMT, 5.00%, 12/01/40		830	807,193
RB, AMT, 4.00%, 04/30/53		640	494,973
Refunding RB, AMT, 5.38%, 08/01/36		865	847,197
Westchester County Local Development Corp.
Refunding RB, 5.00%, 07/01/41(b)		510	419,095

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

NewYork (continued)
Westchester County Local Development Corp.
Refunding RB, 5.00%, 07/01/56(b)	USD	560	$408,916
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42		685	618,742
Refunding RB, Sub-Series C, 5.13%, 06/01/51		500	464,283

			16,082,548

North Carolina — 0.4%
North Carolina HFA, RB, (GNMA/FNMA/FHLMC), 6.00%, 07/01/53		815	849,400
North Carolina Medical Care Commission
Refunding RB, Series A, 5.25%, 01/01/41		20	20,054
Refunding RB, Series A, 5.25%, 01/01/41		230	202,900
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(b)		250	238,797

			1,311,151

North Dakota — 0.4%
City of Grand Forks, RB, (AGM), Series A, 5.00%, 12/01/53		350	344,577
County of Cass, Refunding RB, 5.25%, 02/15/58		855	847,342

			1,191,919

Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55		8,825	7,600,264
Cleveland-Cuyahoga County Port Authority
Refunding TA, 4.00%, 12/01/55(b)		185	140,873
Refunding TA, 4.50%, 12/01/55(b)		155	116,806
County of Hamilton
Refunding RB, 5.00%, 01/01/46		190	161,075
Refunding RB, 4.00%, 08/15/50		915	767,342
County of Hardin
Refunding RB, 5.00%, 05/01/30		140	128,681
Refunding RB, 5.25%, 05/01/40		145	121,099
Refunding RB, 5.50%, 05/01/50		670	526,135
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)		815	687,775
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)		780	653,881
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)		265	203,560
Southern Ohio Port Authority, RB, AMT, Series A, 7.00%, 12/01/42(b)		1,380	938,960
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53		370	339,427

			12,385,878

Oklahoma — 1.7%
Oklahoma Development Finance Authority
RB, 7.25%, 09/01/51(b)		3,290	3,246,893
RB, Series B, 5.00%, 08/15/38		975	890,620
RB, Series B, 5.50%, 08/15/52		580	518,942
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)		235	199,270
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45		965	891,684

			5,747,409

Oregon — 1.5%
Clackamas County School District No. 12 North Clackamas, GO, (School Bond Guaranty), Series A, 0.00%, 06/15/38(c)		275	126,035
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, 5.50%, 10/01/49		150	152,240

Security		Par (000)	Value

Oregon (continued)
Oregon State Facilities Authority, RB, 5.25%, 06/15/55(b)	USD	305	$246,729
Salem Hospital Facility Authority, Refunding RB, 4.00%, 05/15/49		5,000	4,089,459
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36		300	247,852

			4,862,315

Pennsylvania — 1.7%
Bucks County IDA, RB, 4.00%, 07/01/46		200	141,835
Montgomery County Higher Education & Health Authority, Refunding RB, 4.00%, 09/01/49		1,255	1,008,914
Montgomery County IDA, RB, 5.00%, 11/15/45		375	342,531
Pennsylvania Economic Development Financing Authority
RB, AMT, 5.75%, 06/30/48		490	507,503
RB, AMT, 5.25%, 06/30/53		770	747,016
Refunding RB, AMT, 5.50%, 11/01/44		500	481,094
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47		1,010	679,712
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44		1,045	919,380
Philadelphia Authority for Industrial Development
RB, 5.25%, 11/01/52		235	230,580
Refunding RB, Series 2015, 5.00%, 04/01/45		500	502,327

			5,560,892

Puerto Rico — 10.0%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)		30,030	1,622,925
Commonwealth of Puerto Rico
GO, Series A, 0.00%, 07/01/33(c)		537	312,426
GO, Series A1, 5.63%, 07/01/29		1,049	1,082,782
GO, Series A1, 5.75%, 07/01/31		440	459,663
GO, Series A1, 4.00%, 07/01/33		418	373,850
GO, Series A1, 4.00%, 07/01/35		375	325,825
GO, Series A1, 4.00%, 07/01/37		322	271,552
GO, Series A1, 4.00%, 07/01/41		438	352,584
GO, Series A1, 4.00%, 07/01/46		455	350,346
GO, Sub-Series CW, 0.00%, 11/01/43(a)(c)		3,096	1,602,571
GO, Sub-Series CW/CONV, 0.00%, 11/01/51(a)(c)		136	47,501
GO, Sub-Series CW/HTA-98, 0.00%, 11/01/51(a)(c)		7,284	3,737,075
GO, Sub-Series CW/HTA-98, 0.00%, 11/01/51(a)(c)		5,106	778,713
GO, Sub-Series CW/PRIFA, 0.00%, 11/01/51(a)(c)		3,780	1,530,917
Puerto Rico Electric Power Authority
RB, Series A, 5.00%, 07/01/29(e)(f)		385	96,711
RB, Series A, 7.00%, 07/01/33(e)(f)		1,795	450,898
RB, Series A, 6.75%, 07/01/36(e)(f)		775	194,677
RB, Series A, 5.00%, 07/01/42(e)(f)		325	81,639
RB, Series A, 7.00%, 07/01/43(e)(f)		175	43,959
RB, Series A-1, 10.00%, 07/01/19(e)(f)		42	10,553
RB, Series A-2, 10.00%, 07/01/19(e)(f)		212	53,239
RB, Series A-3, 10.00%, 07/01/19(e)(f)		177	44,466
RB, Series B-3, 10.00%, 07/01/19(e)(f)		177	44,466
RB, Series C-1, 5.40%, 01/01/18(e)(f)		486	122,169
RB, Series C-2, 5.40%, 07/01/18(e)(f)		486	122,188
RB, Series C-3, 5.40%, 01/01/20(e)(f)		49	12,351
RB, Series C-4, 5.40%, 07/01/20(e)(f)		49	12,351
RB, Series CCC, 5.25%, 07/01/26(e)(f)		125	31,400
RB, Series CCC, 5.00%, 07/01/27(e)(f)		545	136,902
RB, Series CCC, 5.25%, 07/01/28(e)(f)		70	17,584
RB, Series D-1, 7.50%, 01/01/20(e)(f)		426	106,908
RB, Series D-2, 7.50%, 01/01/20(e)(f)		840	211,092
RB, Series D-4, 7.50%, 07/01/20(e)(f)		145	36,422

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
RB, Series TT, 5.00%, 07/01/18(e)(f)	USD	160	$40,191
RB, Series TT, 5.00%, 07/01/25(e)(f)		45	11,304
RB, Series TT, 5.00%, 07/01/26(e)(f)		190	47,727
RB, Series TT, 5.00%, 07/01/32(e)(f)		395	99,223
RB, Series WW, 5.50%, 07/01/17(e)(f)		110	27,632
RB, Series WW, 5.50%, 07/01/18(e)(f)		95	23,864
RB, Series WW, 5.50%, 07/01/19(e)(f)		70	17,584
RB, Series WW, 5.38%, 07/01/22(e)(f)		940	236,125
RB, Series WW, 5.38%, 07/01/24(e)(f)		65	16,328
RB, Series WW, 5.00%, 07/01/28(e)(f)		165	41,447
RB, Series WW, 5.25%, 07/01/33(e)(f)		75	18,840
RB, Series WW, 5.50%, 07/01/38(e)(f)		220	55,263
RB, Series XX, 5.25%, 07/01/27(e)(f)		50	12,560
RB, Series XX, 5.25%, 07/01/35(e)(f)		30	7,536
RB, Series XX, 5.75%, 07/01/36(e)(f)		600	150,718
RB, Series XX, 5.25%, 07/01/40(e)(f)		2,320	582,776
Refunding RB, Series AAA, 5.25%, 07/01/22(e)(f)		160	40,191
Refunding RB, Series AAA, 5.25%, 07/01/28(e)(f)		265	66,567
Refunding RB, Series AAA, 5.25%, 07/01/29(e)(f)		40	10,048
Refunding RB, Series DDD, 5.00%, 07/01/19(e)(f)		895	224,821
Refunding RB, Series UU, 0.00%, 07/01/17(a)(c)(e)(f)		30	7,536
Refunding RB, Series UU, 0.00%, 07/01/18(a)(c)(e)(f)		30	7,536
Refunding RB, Series UU, 0.00%, 07/01/20(a)(c)(e)(f)		250	62,799
Refunding RB, Series UU, 4.41%, 07/01/31(a)(e)(f)		300	75,359
Refunding RB, Series ZZ, 5.00%, 07/01/17(e)(f)		70	17,584
Refunding RB, Series ZZ, 5.25%, 07/01/19(e)(f)		235	59,031
Refunding RB, Series ZZ, 5.25%, 07/01/23(e)(f)		930	233,613
Refunding RB, Series ZZ, 5.25%, 07/01/24(e)(f)		150	37,679
Refunding RB, Series ZZ, 5.00%, 07/01/28(e)(f)		75	18,840
Puerto Rico Highway & Transportation Authority, RB, Series B, 0.00%, 07/01/32(c)		1,217	783,413
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/29(c)		613	472,317
RB, Series A-1, 0.00%, 07/01/33(c)		496	313,905
RB, Series A-1, 0.00%, 07/01/46(c)		6,971	1,801,376
RB, Series A-1, 4.75%, 07/01/53		3,377	2,965,339
RB, Series A-1, 5.00%, 07/01/58		4,171	3,757,754
RB, Series A-2, 4.33%, 07/01/40		3,825	3,413,199
RB, Series A-2, 4.33%, 07/01/40		34	30,301
RB, Series A-2, 4.54%, 07/01/53		317	265,785
RB, Series A-2, 4.78%, 07/01/58		2,226	1,930,947
RB, Series B-1, 0.00%, 07/01/46(c)		477	119,085

			32,782,848

Rhode Island — 0.1%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37		460	399,156

South Carolina — 1.0%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)		1,880	1,889,386
South Carolina Jobs EDA RB, 7.50%, 08/15/62(b)		325	276,473
Refunding RB, 4.00%, 11/15/27		135	125,758
Refunding RB, 5.00%, 02/01/38		1,000	1,007,236
South Carolina Public Service Authority, Refunding RB, Series B, 4.00%, 12/01/56		200	153,462

			3,452,315

Tennessee — 2.2%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44		250	235,474

Security		Par (000)	Value

Tennessee (continued)
Franklin Health & Educational Facilities Board, Refunding RB, 7.50%, 06/01/47(b)(e)(f)	USD	1,205	$289,200
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36		690	680,756
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 4.00%, 10/01/49		220	154,967
Metropolitan Government Nashville & Davidson County IDB, Special Assessment RB, 0.00%, 06/01/43(b)(c)		685	227,505
Metropolitan Government Nashville & Davidson County Sports Authority, RB, (AGM), Series A, 5.25%, 07/01/48		935	964,894
Metropolitan Nashville Airport Authority (The)
RB, AMT, Series B, 5.25%, 07/01/35		320	334,640
RB, AMT, Series B, 5.50%, 07/01/36		265	280,868
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)		2,320	2,391,316
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)		1,750	1,746,253

			7,305,873

Texas — 6.9%
Angelina & Neches River Authority, RB, AMT, 7.50%, 12/01/45(b)		510	317,920
Arlington Higher Education Finance Corp.
RB, 5.00%, 08/15/41		225	184,584
RB, 5.00%, 06/15/51		490	386,872
RB, 5.63%, 08/15/54(b)		1,305	1,102,051
RB, 7.88%, 11/01/62(b)		280	270,708
Brazoria County IDC, RB, AMT, 7.00%, 03/01/39		390	327,874
Central Texas Turnpike System
Refunding RB, Series C, 5.00%, 08/15/37		200	196,145
Refunding RB, Series C, 5.00%, 08/15/42		250	250,309
City of Crandall, Special Assessment RB, 4.25%, 09/15/41(b)		230	180,784
City of Houston Airport System Revenue RB, AMT, 4.00%, 07/01/41		700	589,181
Refunding RB, AMT, 5.00%, 07/15/27		140	138,661
Refunding RB, AMT, 5.00%, 07/01/29		500	491,581
Refunding RB, AMT, Series C, 5.00%, 07/15/27		910	902,395
Refunding RB, AMT, Sub-Series A, 4.00%, 07/01/41		3,590	3,077,673
Refunding RB, AMT, (AGM), Series A, 5.25%, 07/01/48		485	491,878
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45		500	492,067
County of Hays, Special Assessment RB, 7.00%, 09/15/45		200	201,747
Dallas ISD, GO (Permanent School Fund Guaranteed), 5.00%, 02/15/48		1,375	1,415,342
Del Valle ISD, GO (Permanent School Fund Guaranteed), 4.00%, 06/15/47		1,335	1,180,052
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42		465	426,216
Fort Worth ISD, GO (Permanent School Fund Guaranteed), 4.00%, 02/15/48		230	206,248
Mission EDC, Refunding RB, AMT, 4.63%, 10/01/31(b)		285	270,640
New Hope Cultural Education Facilities Finance Corp.
RB, 6.75%, 10/01/52		800	664,533
RB, Series A, 5.00%, 08/15/51(b)		250	207,869
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)		1,175	955,342
Newark Higher Education Finance Corp., RB, Series A, 5.50%, 08/15/35(b)		300	288,069

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Texas (continued)
Port Beaumont Navigation District
RB, AMT, 2.75%, 01/01/36(b)	USD	1,105	$746,338
RB, AMT, 2.88%, 01/01/41(b)		350	209,701
RB, AMT, 3.00%, 01/01/50(b)		1,495	792,391
Refunding RB, AMT, 3.63%, 01/01/35(b)		635	483,004
Refunding RB, AMT, 4.00%, 01/01/50(b)		1,975	1,295,363
Tarrant County Cultural Education Facilities Finance Corp.
RB, 5.50%, 11/15/47		595	627,951
Refunding RB, 5.00%, 10/01/49		250	217,869
Texas Private Activity Bond Surface Transportation Corp.
RB, AMT, 5.00%, 06/30/58		315	301,074
RB, AMT, 5.50%, 12/31/58		1,050	1,072,722
Texas Transportation Commission State Highway 249 System
RB, 0.00%, 08/01/40(c)		1,000	410,894
RB, 0.00%, 08/01/42(c)		655	218,508
Texas Water Development Board, RB, 4.00%, 10/15/45		1,295	1,173,357

			22,765,913

Utah — 0.1%
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/52(b)		285	221,086
Refunding RB, 5.00%, 06/15/55(b)		230	185,851

			406,937

Vermont — 0.3%
East Central Vermont Telecommunications District
RB, Series A, 4.75%, 12/01/40(b)		695	577,279
RB, Series A, 4.50%, 12/01/44(b)		705	539,618

			1,116,897

Virginia — 0.4%
Ballston Quarter Community Development Authority, TA, Series A, 5.13%, 03/01/31		230	189,005
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/55		285	242,421
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(b)		230	217,943
Special Assessment RB, 5.00%, 03/01/45(b)		85	74,473
Norfolk Redevelopment & Housing Authority
RB, 4.00%, 01/01/29		250	221,332
RB, 5.00%, 01/01/34		190	165,792
RB, 5.00%, 01/01/49		365	271,687

			1,382,653

Washington — 0.8%
King County Public Hospital District No. 4, GO, Refunding, 5.00%, 12/01/30		200	196,857
Port of Seattle, RB, AMT, Series C, 5.00%, 04/01/40		250	240,942
Washington State Housing Finance Commission
RB, Series A, 5.00%, 07/01/50(b)		310	260,839
Refunding RB, 5.00%, 01/01/43(b)		1,935	1,495,802
Refunding RB, 6.00%, 01/01/45(b)		210	177,662
Refunding RB, Series A, 5.00%, 07/01/43		200	189,444
Refunding RB, Series A, 5.00%, 07/01/48		190	175,062

			2,736,608

West Virginia — 0.1%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43		430	368,505

Security		Par (000)	Value

Wisconsin — 4.9%
Public Finance Authority
RB, 6.25%, 10/01/31(b)(e)(f)	USD	195	$140,400
RB, 0.00%, 01/01/35(b)(c)		1,155	512,872
RB, 4.50%, 01/01/35(b)		725	619,854
RB, 5.00%, 06/15/41(b)		210	179,625
RB, 5.00%, 01/01/42(b)		360	308,270
RB, 6.85%, 11/01/46(b)(e)(f)		275	178,750
RB, 7.00%, 11/01/46(b)(e)(f)		155	100,750
RB, 5.38%, 07/15/47(b)		335	295,722
RB, 7.00%, 10/01/47(b)(e)(f)		195	140,400
RB, 5.50%, 12/01/48(b)(e)(f)		8	1,808
RB, 5.63%, 06/15/49(b)		1,430	1,123,060
RB, 5.00%, 06/15/51(b)		195	143,819
RB, 5.25%, 12/01/51(b)		1,060	736,608
RB, 5.00%, 06/15/55(b)		550	436,937
RB, 5.00%, 06/15/55(b)		2,750	1,922,597
RB, 5.00%, 07/01/55(b)		880	651,945
RB, 5.00%, 01/01/56(b)		875	692,729
RB, 4.75%, 06/15/56(b)		440	289,255
RB, 5.00%, 06/15/56(b)		145	104,396
RB, 0.00%, 01/01/60(b)(c)		19,530	1,084,045
RB, Series A, 7.75%, 07/01/43(b)		1,920	1,822,499
RB, Series A, 5.63%, 06/15/49(b)		865	721,941
RB, AMT, 4.00%, 09/30/51		2,025	1,492,556
RB, AMT, 4.25%, 07/01/54		1,160	751,190
RB, AMT, 4.00%, 03/31/56		680	489,451
Refunding RB, 5.00%, 10/01/34(b)		100	95,599
Refunding RB, 5.25%, 05/15/52(b)		245	203,411
Refunding RB, AMT, Series B, 5.00%, 07/01/42		750	699,532
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37		165	155,701

			16,095,722

Wyoming — 0.2%
University of Wyoming, RB, (AGM), Series C, 4.00%, 06/01/51		775	642,898

Total Municipal Bonds — 81.8% (Cost: $314,261,199)			269,213,119

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 0.7%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53		2,340	2,366,869

Florida — 0.7%
Escambia County Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/45		3,060	2,450,751

Nebraska — 0.9%
Central Plains Energy Gas Revenue, RB, Series 1, 5.00%, 05/01/53		2,860	2,846,812

NewYork — 1.9%
New York City Housing Development Corp.
RB, Series D-1-B, 4.25%, 11/01/45		1,000	849,561
Refunding RB, Series A-1, 4.15%, 11/01/38		1,414	1,267,677
Port Authority of New York & New Jersey, RB, AMT, Series 221, 4.00%, 07/15/55		5,015	4,016,611

			6,133,849

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

West Virginia — 0.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48	USD	1,215	$998,887

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.5% (Cost: $17,019,273)			14,797,168

Total Long-Term Investments — 86.3% (Cost: $331,280,472)			284,010,287

		Shares

Short-Term Securities

Money Market Funds — 16.2%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 3.96%(h)		53,416,047	53,405,364

		Par (000)

Municipal Bonds

Florida — 1.5%
City of Gainesville Utilities System Revenue, Refunding RB, Series B, VRDN, (Barclays Bank plc SBPA), 4.60%, 10/02/23(i)	USD	2,500	2,500,000
JEA Electric System Revenue, Refunding RB, Series THREE-B-3, VRDN, (Royal Bank of Canada SBPA), 3.93%, 10/09/23(i)		2,500	2,500,000

			5,000,000

NewYork — 0.8%
City of New York, GO, Sub-Series A-2, VRDN, (Mizuho Bank Ltd. LOC), 4.70%, 10/02/23(i)		2,500	2,500,000

Security		Par (000)	Value

Virginia — 0.7%
Loudoun County EDA, RB, Series F, VRDN, 4.06%, 10/09/23(i)	USD	2,500	$2,500,000

Total Municipal Bonds — 3.0% (Cost: $10,000,000)			10,000,000

Total Short-Term Securities — 19.2% (Cost: $63,409,648)			63,405,364

Total Investments — 105.5% (Cost: $394,690,120)			347,415,651

Liabilities in Excess of Other Assets — (2.8)%			(9,371,511)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.7)%			(8,949,495)

Net Assets — 100.0%			$329,094,645

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended September 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(266,242)	$—	$(266,242)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$266,330	$—	$266,330

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$	—(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$268,628,420	$584,699	$269,213,119
Municipal Bonds Transferred to Tender Option Bond Trusts	—	14,797,168	—	14,797,168
Short-Term Securities
Money Market Funds	—	53,405,364	—	53,405,364
Municipal Bonds	—	10,000,000	—	10,000,000
Unfunded Commitments(a)	—	—	1,751,705	1,751,705

	$—	$346,830,952	$2,336,404	$349,167,356

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $8,837,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) September 30, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Chesapeake Funding II LLC
Series 2023-1A, Class A1, 5.65%, 05/15/35(a)	USD	2,191	$2,176,367
Series 2023-2A, Class A1, 6.16%, 10/15/35(a)		1,390	1,389,253
Enterprise Fleet Financing LLC
Series 2022-3, Class A2, 4.38%, 07/20/29(a)		2,634	2,578,861
Series 2023-2, Class A2, 5.56%, 04/22/30(a)		2,316	2,298,133
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28%, 02/15/36(a)		2,362	2,326,224
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92%, 05/15/28(a)		3,331	3,268,676
GMF Floorplan Owner Revolving Trust
Series 2023-1, Class A1, 5.34%, 06/15/28(a)		1,805	1,788,950
Series 2023-2, Class A, 5.34%, 06/15/30(a)		617	608,659
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)		118	100,065
Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A, 6.18%, 08/25/28(a)		794	793,501
PFS Financing Corp.
Series 2023-A, Class A, 5.80%, 03/15/28(a)		2,658	2,653,233
Series 2023-B, Class A, 5.27%, 05/15/28(a)		3,792	3,739,667
Series 2023-C, Class A, 5.52%, 10/15/28(a)		873	865,613

Total Asset-Backed Securities — 2.2% (Cost: $24,836,276)			24,587,202

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 9.3%
1211 Avenue of the Americas Trust, Series 2015- 1211, Class A1A2, 3.90%, 08/10/35(a)		945	884,505
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. CME Term SOFR + 0.93%), 6.51%, 09/15/34(a)(b)		3,928	3,819,981
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.72%, 05/15/53(a)(b)		400	296,970
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class B, 3.49%, 04/14/33(a)		2,164	1,984,975
Series 2018-DSNY, Class A, (1-mo. CME Term SOFR + 0.9%), 6.48%, 09/15/34(a)(b)		2,558	2,546,097
BANK
Series 2018-BN11, Class B, 4.49%, 03/15/61(b)		1,769	1,528,740
Series 2021-BN38, Class A5, 2.52%, 12/15/64		5,090	3,955,752
BBCMS Mortgage Trust, Series 2023-C19, Class A5, 5.45%, 04/15/56		1,430	1,383,832
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. CME Term SOFR + 0.86%), 6.20%, 04/15/36(a)(b)		1,140	1,112,792
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.88%, 02/15/51(b)		1,000	903,846
BFLD, Series 2019-DPLO, Class A, (1-mo. CME Term SOFR + 1.2%), 6.54%, 10/15/34(a)(b)		70	69,601
BLP Commercial Mortgage Trust, Series 2023-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 7.02%, 03/15/40(a)(b)		2,000	1,989,985
BPR Trust, Series 2021-TY, Class A, (1-mo. CME Term SOFR + 1.16%), 6.50%, 09/15/38(a)(b)		2,863	2,755,173
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		3,920	3,681,256
BX Commercial Mortgage Trust
Series 2019-XL, Class D, (1-mo. CME Term SOFR + 1.56%), 6.90%, 10/15/36(a)(b)		3,570	3,538,363

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2021-VINO, Class B, (1-mo. CME Term SOFR + 0.97%), 6.30%, 05/15/38(a)(b)	USD	688	$670,743
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 6.35%, 02/15/39(a)(b)		5,090	4,966,697
BX Trust
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		975	821,808
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(b)	.	1,489	1,224,012
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 6.25%, 02/15/36(a)(b)		217	213,516
Series 2022-GPA, Class A, (1-mo. CME Term SOFR + 2.17%), 7.50%, 08/15/39(a)(b)		1,053	1,054,980
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 7.95%, 09/15/28(a)(b)		2,995	2,993,226
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)		1,254	1,056,574
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class B, 2.86%, 11/10/42(a)		130	97,619
Series 2023-SMRT, Class A, 6.02%, 10/12/40(a)(b)	.	1,370	1,333,994
Commercial Mortgage Trust
Series 2014-LC15, Class A4, 4.01%, 04/10/47		2,025	2,006,421
Series 2015-CR27, Class B, 4.49%, 10/10/48(b)		2,917	2,644,146
Series 2015-LC23, Class ASB, 3.60%, 10/10/48		1,548	1,499,981
Series 2017-COR2, Class AM, 3.80%, 09/10/50		404	353,122
Series 2019-521F, Class B, (1-mo. CME Term SOFR + 1.25%), 6.58%, 06/15/34(a)(b)		1,304	1,101,880
Credit Suisse Mortgage Capital Trust
Series 2020-NET, Class C, 3.53%, 08/15/37(a)		266	234,275
Series 2021-980M, Class A, 2.39%, 07/15/31(a)		1,090	949,243
CRSO Trust, Series 2023-BRND, 7.12%, 07/10/40(a)	.	763	757,170
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)		900	679,658
GS Mortgage Securities Corp. II
Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)		910	879,877
Series 2005-ROCK, Class F, 5.52%, 05/03/32(a)		706	652,580
GS Mortgage Securities Trust
Series 2014-GC24, Class A5, 3.93%, 09/10/47		4,000	3,876,933
Series 2021-ROSS, Class A, (1-mo. CME Term SOFR + 1.26%), 6.60%, 05/15/26(a)(b)		730	643,372
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.53%, 08/15/39(a)(b)		3,060	3,063,640
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 7.42%, 03/15/28(a)(b)		1,100	1,088,972
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.56%, 07/10/39(a)(b)		669	514,273
IMT Trust, Series 2017-APTS, Class BFX, 3.61%, 06/15/34(a)(b)		2,425	2,348,490
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		349	327,585
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class ASB, 3.66%, 09/15/47		1,090	1,074,625
Series 2015-C28, Class A4, 3.23%, 10/15/48		4,058	3,848,541
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(b)		1,790	1,581,208
Series 2020-609M, Class A, (1-mo. CME Term SOFR + 1.48%), 6.82%, 10/15/33(a)(b)		2,000	1,869,238
Series 2020-609M, Class D, (1-mo. CME Term SOFR + 2.88%), 8.22%, 10/15/33(a)(b)		600	487,230
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)		1,210	913,049
Series 2022-CGSS, Class A, (1-mo. CME Term SOFR + 2.47%), 7.80%, 12/15/36(a)(b)		420	420,379

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.51%, 09/15/39(a)(b)	USD	210	$210,392
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)		534	518,978
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 08/15/28(a)(b)		880	882,692
MF1
Series 2021-W10, Class A, (1-mo. CME Term SOFR + 1.07%), 6.40%, 12/15/34(a)(b)		480	469,060
Series 2021-W10, Class B, (1-mo. CME Term SOFR + 1.37%), 6.70%, 12/15/34(a)(b)		640	612,418
MIRA Trust, Series 2023-MILE, Class A, 6.76%, 06/10/38(a)		2,355	2,306,511
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46		672	669,858
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49		1,903	1,822,278
Series 2018-H3, Class B, 4.62%, 07/15/51(b)		740	622,424
Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)		1,000	805,195
MSCG Trust, Series 2018-SELF, Class C, (1-mo. CME Term SOFR + 1.23%), 6.56%, 10/15/37(a)(b)		1,841	1,819,397
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,347	1,241,193
Series 2018-4, Class MA, 3.50%, 03/25/58		1,469	1,348,068
Taubman Centers Commercial Mortgage Trust,
Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.52%, 05/15/37(a)(b)		1,250	1,225,698
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		1,426	1,384,560
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57		1,687	1,626,839
Series 2015-P2, Class AS, 4.01%, 12/15/48		1,605	1,496,639
Series 2017-C41, Class B, 4.19%, 11/15/50(b)		1,304	1,066,249
Series 2018-AUS, Class A, 4.19%, 08/17/36(a)(b)		2,417	2,147,024
Series 2021-FCMT, Class A, (1-mo. CME Term SOFR + 1.31%), 6.65%, 05/15/31(a)(b)		3,516	3,369,387

			104,345,785

Interest Only Commercial Mortgage-Backed Securities — 0.5%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class XA, 1.08%, 05/15/53(a)(b)		1,572	71,344
BANK
Series 2020-BN29, Class XA, 1.44%, 11/15/53(b)		4,246	287,063
Series 2021-BN33, Class XA, 1.17%, 05/15/64(b)		15,794	835,257
Benchmark Mortgage Trust
Series 2020-B20, Class XA, 1.73%, 10/15/53(b)		15,417	1,050,347
Series 2020-B21, Class XA, 1.56%, 12/17/53(b)		3,843	269,272
BMO Mortgage Trust, Series 2023-C5, Class XA, 0.95%, 06/15/56(b)		8,830	447,540
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.81%, 10/10/47(b)		37,689	153,355
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.71%, 06/15/52(b)		12,835	819,910
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.60%, 10/15/52(b)		10,034	630,158
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.87%, 05/15/51(b)		8,159	207,322
Series 2020-C58, Class XA, 1.92%, 07/15/53(b)		4,487	406,096
Series 2021-C59, Class XA, 1.66%, 04/15/54(b)		3,944	299,911

			5,477,575

Total Non-Agency Mortgage-Backed Securities — 9.8% (Cost: $119,501,356)			109,823,360

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 2.1%
Fannie Mae
Series 2010-134, Class KZ, 4.50%, 12/25/40	USD	196	$162,050
Series 2010-141, Class LZ, 4.50%, 12/25/40		401	362,498
Series 2011-131, Class LZ, 4.50%, 12/25/41		263	223,565
Series 2011-8, Class ZA, 4.00%, 02/25/41		602	544,179
Series 2013-81, Class YK, 4.00%, 08/25/43		200	174,460
Series 2017-100, Class ZJ, 3.50%, 12/25/47		2,979	2,421,067
Series 2017-76, Class PB, 3.00%, 10/25/57		900	598,397
Series 2018-32, Class PS, (SOFR (30-day) + 7.1%), 0.90%, 05/25/48(b)		1,959	1,533,762
Series 2018-76, Class ZL, 4.00%, 10/25/58		4,518	3,809,968
Series 2022-25, Class KL, 4.00%, 05/25/52		1,500	1,252,646
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40		328	297,612
Series 3780, Class ZA, 4.00%, 12/15/40		1,353	1,242,463
Series 3960, Class PL, 4.00%, 11/15/41		900	835,769
Series 4161, Class BW, 2.50%, 02/15/43		1,400	1,139,928
Series 4355, Class ZL, 4.00%, 06/15/44		2,329	2,031,847
Series 4384, Class LB, 3.50%, 08/15/43		1,057	987,132
Series 4758, Class Z, 4.00%, 02/15/48		1,655	1,463,434
Series 4988, Class AK, 1.00%, 07/25/50		2,143	1,591,729
Series 5002, Class TJ, 2.00%, 07/25/50		2,107	1,686,545
Ginnie Mae
Series 2014-107, Class WX, 6.70%, 07/20/39(b)		317	321,114
Series 2016-123, Class LM, 3.00%, 09/20/46		600	470,715

			23,150,880

Commercial Mortgage-Backed Securities — 1.4%
Freddie Mac
Series K082, Class A2, 3.92%, 09/25/28(b)		2,400	2,271,452
Series K139, Class A2, 2.59%, 01/25/32(b)		12,000	9,865,495
Series K154, Class A2, 3.42%, 04/25/32		3,500	3,182,726

			15,319,673

Interest Only Collateralized Mortgage Obligations — 1.0%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43		982	116,616
Series 2014-68, Class YI, 4.50%, 11/25/44		446	91,133
Series 2015-66, Class AS, (SOFR (30-day) + 6.14%), 0.82%, 09/25/45(b)		2,608	141,230
Series 2016-60, Class SD, (SOFR (30-day) + 5.99%), 0.67%, 09/25/46(b)		1,151	65,348
Series 2016-78, Class CS, (SOFR (30-day) + 5.99%), 0.67%, 05/25/39(b)		1,491	81,958
Series 2017-38, Class S, (SOFR (30-day) + 5.99%), 0.67%, 05/25/47(b)		1,942	156,817
Series 2017-68, Class IE, 4.50%, 09/25/47		1,705	308,466
Series 2017-70, Class SA, (SOFR (30-day) + 6.04%), 0.72%, 09/25/47(b)		1,214	108,755
Series 2019-5, Class SA, (SOFR (30-day) + 5.99%), 0.67%, 03/25/49(b)		7,999	609,932
Series 2020-32, Class IO, 4.00%, 05/25/50		1,828	379,089
Series 2020-32, Class PI, 4.00%, 05/25/50		1,898	393,464
Series 2021-23, Class CI, 3.50%, 07/25/46		2,513	422,144
Series 2021-41, Class IO, 3.50%, 07/25/51		4,793	840,633
Series 2021-88, Class IO, 2.50%, 12/25/51		2,193	307,057
Series 427, Class C71, 3.00%, 10/25/49		2,295	377,117
Freddie Mac
Series 4062, Class GI, 4.00%, 02/15/41		185	8,990
Series 4119, Class SC, (SOFR (30-day) + 6.04%), 0.72%, 10/15/42(b)		1,517	125,523

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 4901, Class CS, (SOFR (30-day) + 5.99%), 0.67%, 07/25/49(b)	USD	1,852	$142,262
Series 4941, Class SH, (SOFR (30-day) + 5.84%), 0.52%, 12/25/49(b)		3,849	265,465
Series 5081, Class PI, 3.00%, 03/25/51		842	137,867
Series 5109, Class ID, 2.50%, 05/25/51		1,949	296,809
Series 5112, Class KI, 3.50%, 06/25/51		1,523	277,637
Series 5127, Class AI, 3.00%, 06/25/51		800	126,821
Series 5152, Class EI, 3.50%, 10/25/51		702	128,180
Series 5159, Class KI, 3.00%, 11/25/51		2,430	324,335
Series 5159, Class PI, 3.00%, 11/25/51		4,230	628,800
Series 5176, Class QI, 3.00%, 12/25/51		2,450	376,434
Ginnie Mae
Series 2017-101, Class SL, (1-mo. CME Term SOFR + 6.09%), 0.76%, 07/20/47(b)		1,550	129,402
Series 2020-115, Class IM, 3.50%, 08/20/50		2,321	385,233
Series 2020-146, Class DI, 2.50%, 10/20/50		3,147	418,798
Series 2020-175, Class DI, 2.50%, 11/20/50		1,079	140,535
Series 2020-185, Class MI, 2.50%, 12/20/50		3,907	519,803
Series 2021-104, Class IH, 3.00%, 06/20/51		4,526	688,834
Series 2021-149, Class KI, 3.00%, 08/20/51		8,766	1,378,449

			10,899,936

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K110, Class X1, 1.81%, 04/25/30(b)		1,197	98,943
Series K116, Class X1, 1.53%, 07/25/30(b)		2,080	150,296
Series K119, Class X1, 1.02%, 09/25/30(b)		3,301	162,397
Series K120, Class X1, 1.13%, 10/25/30(b)		2,920	156,874
Series K122, Class X1, 0.97%, 11/25/30(b)		5,051	238,084
Ginnie Mae
Series 2016-151, Class IO, 0.81%, 06/16/58(b)		20,925	796,849
Series 2017-61, Class IO, 0.75%, 05/16/59(b)		1,466	53,173

			1,656,616

Mortgage-Backed Securities — 110.1%
Fannie Mae Mortgage-Backed Securities
1.50%, 12/01/35 - 03/01/51		45,342	35,241,128
2.00%, 10/01/31 - 03/01/52		147,280	115,270,078
2.50%, 09/01/27 - 02/01/52		108,994	89,229,326
3.00%, 04/01/28 - 06/01/52		47,023	40,313,193
3.50%, 03/01/29 - 04/01/52		36,130	31,943,706
4.00%, 02/01/31 - 05/01/53		61,777	55,736,513
4.50%, 05/01/24 - 06/01/53		43,579	40,290,043
5.00%, 02/01/35 - 09/01/53		17,998	17,143,423
5.50%, 05/01/34 - 06/01/53		14,487	14,091,294
6.00%, 02/01/38 - 08/01/53		20,437	20,242,537
6.50%, 07/01/37 - 01/01/38		24	24,867
Freddie Mac Mortgage-Backed Securities
1.50%, 04/01/36 - 04/01/51		9,084	7,113,482
2.00%, 01/01/36 - 02/01/52		81,243	63,936,128
2.50%, 02/01/30 - 04/01/52		84,728	68,308,558
3.00%, 09/01/27 - 08/01/52(c)		68,317	57,678,535
3.50%, 02/01/31 - 06/01/50		22,381	19,764,101
4.00%, 08/01/40 - 03/01/53		41,472	37,446,899
4.50%, 05/01/24 - 06/01/53		9,955	9,186,145
5.00%, 05/01/28 - 09/01/53		19,604	18,565,969
5.50%, 01/01/28 - 08/01/53		13,052	12,645,042
6.00%, 08/01/28 - 08/01/53		13,617	13,462,304
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 10/15/53(d)		44,812	35,506,539
2.50%, 04/20/51 - 10/15/53(d)		55,975	45,780,813
3.00%, 12/20/44 - 10/15/53(d)		39,768	33,782,823

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities
3.50%, 01/15/42 -10/15/53(d)	USD	33,073	$29,046,028
4.00%, 04/20/39 -10/15/53(d)		30,760	27,839,399
4.50%, 09/20/39 -10/15/53(d)		27,661	25,667,151
5.00%, 07/15/33 -10/15/53(d)		15,399	14,611,973
5.50%, 07/15/38 -10/15/53(d)		11,171	10,851,293
6.00%, 03/20/53 -10/15/53(d)		10,396	10,298,619
6.50%, 10/15/53(d)		5,715	5,745,741
Uniform Mortgage-Backed Securities
1.50%, 10/01/38 -10/01/53(d)		8,474	6,347,488
2.00%, 10/01/38 -10/01/53(d)		60,493	46,694,362
2.50%, 10/01/38 -10/01/53(d)		1,034	823,239
3.00%, 10/01/38 -10/01/53(d)		38,544	31,991,151
3.50%, 10/01/38 -10/01/53(d)		27,324	23,530,938
4.00%, 10/01/38 -10/01/53(d)		2,509	2,289,430
4.50%, 10/01/38 -10/01/53(d)		3,191	3,040,461
5.00%, 10/01/53(d)		11,804	11,136,720
5.50%, 10/01/53(d)		89,426	86,418,351
6.00%, 10/01/53(d)		2,725	2,689,234
6.50%, 10/01/53(d)		10,232	10,278,364

			1,232,003,388

Principal Only Collateralized Mortgage Obligations — 1.0%
Fannie Mae, Series 2023-36, Class AO, 0.00%, 08/25/50(e)		4,089	2,739,319
Freddie Mac
Series 5319, Class PO, 0.00%, 08/25/50(e)		7,555	4,967,982
Series 5341, Class AO, 0.00%, 06/25/50(e)		4,600	3,237,250

			10,944,551

Total U.S. Government Sponsored Agency Securities — 115.7% (Cost: $1,430,640,418)			1,293,975,044

Total Long-Term Investments — 127.7% (Cost: $1,574,978,050)			1,428,385,606

		Shares

Short-Term Securities

Money Market Funds — 0.5%
Dreyfus Treasury Securities Cash Management, Institutional Class, 5.24%(f)		5,875,479	5,875,479

		Par (000)

U.S. Treasury Obligations(g) — 3.0%
U.S. Treasury Bills, 5.37%, 12/14/23	USD	33,802	33,438,723

Total Short-Term Securities — 3.5% (Cost: $39,309,166)			39,314,202

Total Investments Before TBA Sale Commitments — 131.2% (Cost: $1,614,287,216)			1,467,699,808

TBA Sale Commitments(d)

Mortgage-Backed Securities — (16.4)%
Ginnie Mae Mortgage-Backed Securities
3.50%, 10/15/53		(55)	(48,172)
4.50%, 10/15/53		(10,181)	(9,405,096)
6.00%, 10/15/53		(3,978)	(3,941,639)
6.50%, 10/15/53		(2,249)	(2,261,651)
Uniform Mortgage-Backed Securities
2.00%, 10/01/53		(3,194)	(2,429,187)
2.50%, 10/01/38 -10/01/53		(26,770)	(22,762,520)

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
3.00%, 10/01/53	USD	(20,140)	$(16,650,902)
4.00%, 10/01/53		(60,777)	(54,105,596)
4.50%, 10/01/53		(15,526)	(14,255,360)
5.00%, 10/01/53		(13,900)	(13,113,781)
5.50%, 10/01/53		(23,100)	(22,323,082)
6.00%, 10/01/53		(20,282)	(20,015,503)
6.50%, 10/01/53		(2,263)	(2,273,254)

Total TBA Sale Commitments — (16.4)% (Proceeds: $(186,616,538))			(183,585,743)

Total Investments Net of TBA Sale Commitments — 114.8% (Cost: $1,427,670,678)			1,284,114,065

Liabilities in Excess of Other Assets — (14.8)%			(165,220,336)

Net Assets — 100.0%			$1,118,893,729

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(d)	Represents or includes a TBA transaction.
(e)	Zero-coupon bond.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	26	12/19/23	$2,810	$(2,881)
U.S. Treasury Notes (5 Year)	29	12/29/23	3,055	(2,990)

				(5,871)

Short Contracts
3-month SOFR	9	12/19/23	2,129	17,760
U.S. Treasury Bonds (30 Year)	158	12/19/23	17,977	962,427
U.S. Ultra Treasury Notes (10 Year)	15	12/19/23	1,673	(11,974)
U.S. Treasury Notes (2 Year)	209	12/29/23	42,367	119,636
3-month SOFR	9	03/19/24	2,127	37,833
3-month SOFR	9	06/18/24	2,129	3,698

				1,129,380

				$1,123,509

Centrally Cleared Interest Rate Swaps

								Upfront
					Notional			Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination	Amount			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)

0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	10/21/25	USD	232	$23,699	$—	$23,699
1-day SOFR, 5.31%	Quarterly	0.17%	Quarterly	10/21/25	USD	232	(23,755)	—	(23,755)

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series M Portfolio

Centrally Cleared Interest Rate Swaps (continued)

								Upfront
					Notional			Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination	Amount			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)

0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	10/21/30	USD	83	$19,303	$—	$19,303
1-day SOFR, 5.31%	Quarterly	0.53%	Quarterly	10/21/30	USD	83	(19,687)	—	(19,687)

							$(440)	$—	$(440)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,976	$1,096,274	$173,510	$922,764
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD	4,174	1,151,088	191,109	959,979

							$2,247,362	$364,619	$1,882,743

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	1,734	$(374,210)	$(71,648)	$(302,562)
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	BBB-	USD	4,398	(1,212,611)	(291,769)	(920,842)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	3,753	(1,034,752)	(250,906)	(783,846)

								$(2,621,573)	$(614,323)	$(2,007,250)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$—	$43,002	$(43,442)
OTC Swaps	364,619	(614,323)	1,882,743	(2,007,250)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,141,354	$—	$1,141,354
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	43,002	—	43,002
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,247,362	—	—	—	—	2,247,362

	$—	$2,247,362	$—	$—	$1,184,356	$—	$3,431,718

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$17,845	$—	$17,845
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	43,442	—	43,442
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,621,573	—	—	—	—	2,621,573

	$—	$2,621,573	$—	$—	$61,287	$—	$2,682,860

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$372,002	$—	$372,002
Swaps	—	29,316	—	—	(109)	—	29,207

	$—	$29,316	$—	$—	$371,893	$—	$401,209

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,645,196	$—	$1,645,196
Swaps	—	49,766	—	—	(140)	—	49,626

	$—	$49,766	$—	$—	$1,645,056	$—	$1,694,822

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$23,455,946
Average notional value of contracts — short	$55,141,818
Credit default swaps
Average notional value — buy protection	$8,150,000
Average notional value — sell protection	$9,884,461
Interest rate swaps
Average notional value — pays fixed rate	$315,014
Average notional value — received fixed rate	$315,014

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series M Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Goldman Sachs International	$2,247,362	$(1,586,821)	$—	$ (410,000)	$250,541

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)

Goldman Sachs International	$1,586,821	$(1,586,821)	$—	$—	$—
J.P. Morgan Securities LLC	1,034,752	—	—	(1,034,752)	—

	$2,621,573	$(1,586,821)	$—	$(1,034,752)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$24,587,202	$—	$24,587,202
Non-Agency Mortgage-Backed Securities	—	109,823,360	—	109,823,360
U.S. Government Sponsored Agency Securities	—	1,293,975,044	—	1,293,975,044
Short-Term Securities
Money Market Funds	5,875,479	—	—	5,875,479
U.S. Treasury Obligations	—	33,438,723	—	33,438,723
Liabilities
TBA Sale Commitments	—	(183,585,743)	—	(183,585,743)

	$5,875,479	$1,278,238,586	$—	$1,284,114,065

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,882,743	$—	$1,882,743
Interest Rate Contracts	1,141,354	43,002	—	1,184,356
Liabilities
Credit Contracts	—	(2,007,250)	—	(2,007,250)
Interest Rate Contracts	(17,845)	(43,442)	—	(61,287)

	$1,123,509	$(124,947)	$—	$998,562

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2023	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 28.9%
BATS: Series S Portfolio(a)	567,480	$5,073,272

Total Investments — 28.9% (Cost: $5,360,240)		5,073,272

Other Assets Less Liabilities — 71.1%		12,477,820

Net Assets — 100.0%		$17,551,092

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/23	Shares Held at 09/30/23	Income	Capital Gain Distributions from Underlying Funds

BATS: Series S Portfolio	$7,902,401	$—	$(2,771,500)	$(160,545)	$102,916	$5,073,272	567,480	$121,263	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Ultra Treasury Bonds	1	12/19/23	$119	$(8,420)
U.S. Treasury Notes (5 Year)	9	12/29/23	948	(5,991)

				(14,411)

Short Contracts
U.S. Treasury Bonds (30 Year)	2	12/19/23	228	13,028
U.S. Treasury Notes (10 Year)	96	12/19/23	10,374	212,282
U.S. Ultra Treasury Notes (10 Year)	84	12/19/23	9,371	279,649
U.S. Treasury Notes (2 Year)	17	12/29/23	3,446	11,156

				516,115

				$501,704

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Rate	Frequency

0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	10/21/25	USD	3,167	$324,097	$—	$324,097
1-day SOFR, 5.31%	Quarterly	0.17%	Quarterly	10/21/25	USD	3,167	(324,866)	—	(324,866)
0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	10/21/30	USD	336	77,851	—	77,851
1-day SOFR, 5.31%	Quarterly	0.53%	Quarterly	10/21/30	USD	336	(79,399)	—	(79,399)
0.75%	Quarterly	1-day SOFR, 5.31%	Quarterly	10/21/35	USD	22	7,404	—	7,404
1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	0.79%	Quarterly	10/21/35	USD	22	(7,196)	—	(7,196)
0.84%	Quarterly	1-day SOFR, 5.31%	Quarterly	10/21/40	USD	39	16,385	—	16,385
1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	0.91%	Quarterly	10/21/40	USD	39	(15,836)	—	(15,836)

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Rate	Frequency

0.91%	Quarterly	1-day SOFR, 5.31%	Quarterly	10/21/50	USD	22	$11,311	$—	$11,311
1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	0.99%	Quarterly	10/21/50	USD	22	(10,831)	—	(10,831)

							$(1,080)	$—	$(1,080)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$—	$437,048	$(438,128)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$516,115	$—	$516,115
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	437,048	—	437,048

	$—	$—	$—	$—	$953,163	$—	$953,163

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$14,411	$—	$14,411
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	438,128	—	438,128

	$—	$—	$—	$—	$452,539	$—	$452,539

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$334,564	$—	$334,564
Swaps	—	—	—	—	239	—	239

	$—	$—	$—	$—	$334,803	$—	$334,803

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,462,026	$—	$1,462,026
Swaps	—	—	—	—	308	—	308

	$—	$—	$—	$—	$1,462,334	$—	$1,462,334

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series P Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,672,508
Average notional value of contracts — short	$25,731,192
Interest rate swaps
Average notional value — pays fixed rate	$3,586,099
Average notional value — received fixed rate	$3,586,099

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$5,073,272	$—	$—	$5,073,272

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$516,115	$437,048	$—	$953,163
Liabilities
Interest Rate Contracts	(14,411)	(438,128)	—	(452,539)

	$501,704	$(1,080)	$—	$500,624

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3-mo. CME Term SOFR + 1.56%), 6.87%, 01/15/33(a)(b)	USD	250	$248,607
American Express Credit Account Master Trust
Series 2021-1, Class A, 0.90%, 11/15/26		1,385	1,311,936
Series 2022-1, Class A, 2.21%, 03/15/27		1,711	1,628,452
Series 2022-2, Class A, 3.39%, 05/15/27		3,560	3,435,647
Series 2022-3, Class A, 3.75%, 08/15/27		4,341	4,201,890
Series 2023-1, Class A, 4.87%, 05/15/28		1,677	1,656,078
Series 2023-3, Class A, 5.23%, 09/15/28		2,000	1,996,053
AmeriCredit Automobile Receivables Trust
Series 2021-1, Class A3, 0.37%, 08/18/25		102	102,139
Series 2021-3, Class A3, 0.76%, 08/18/26		1,038	1,006,475
Series 2022-1, Class A3, 2.45%, 11/18/26		797	775,443
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (3-mo. CME Term SOFR + 1.35%), 6.72%, 01/28/31(a)(b)		438	435,998
Atrium XIII, Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.11%, 11/21/30(a)(b)		800	791,440
BA Credit Card Trust
Series 2022-A1, Class A1, 3.53%, 11/15/27		4,763	4,602,767
Series 2022-A2, Class A2, 5.00%, 04/15/28		822	813,445
Series 2023-A1, Class A1, 4.79%, 05/15/28		2,758	2,718,165
Bain Capital Credit CLO Ltd., Series 2021-5A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.26%, 10/23/34(a)(b)		500	487,750
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R2, (3-mo. CME Term SOFR + 1.26%), 6.59%, 07/20/29(a)(b)		278	277,171
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 6.69%, 01/20/31(a)(b)		471	470,089
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.71%, 04/30/31(a)(b)		472	470,371
BHG Securitization Trust, Series 2022-B, Class A, 3.75%, 06/18/35(a)		44	43,546
Birch Grove CLO 2 Ltd., Series 2021-2A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/19/34(a)(b)		250	246,250
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.36%, 07/25/34(a)(b)		250	245,075
BMW Vehicle Owner Trust
Series 2022-A, Class A3, 3.21%, 08/25/26		2,722	2,655,449
Series 2023-A, Class A3, 5.47%, 02/25/28		629	627,346
Canyon CLO Ltd., Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/15/34(a)(b)		250	244,850
Capital One Multi-Asset Execution Trust
Series 2022-A1, Class A1, 2.80%, 03/15/27		3,331	3,195,224
Series 2022-A2, Class A, 3.49%, 05/15/27		4,940	4,772,446
Series 2022-A3, Class A, 4.95%, 10/15/27		566	559,507
Series 2023-A1, Class A, 4.42%, 05/15/28		782	762,746
Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3, 3.66%, 05/17/27		2,053	1,992,394
Carmax Auto Owner Trust, Series 2023-3, Class A3, 5.28%, 05/15/28		413	409,838
CarMax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25		458	446,689
Series 2021-2, Class A3, 0.52%, 02/17/26		477	463,758
Series 2022-2, Class A3, 3.49%, 02/16/27		3,234	3,150,727
Series 2022-3, Class A3, 3.97%, 04/15/27		1,390	1,356,521
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/17/31(a)(b)		500	499,000

Security		Par (000)	Value

Asset-Backed Securities (continued)
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3-mo. CME Term SOFR + 1.26%), 6.59%, 01/20/31(a)(b)	USD	1,479	$1,473,109
Series 2018-7A, Class A2, (3-mo. CME Term SOFR + 1.39%), 6.72%, 01/20/31(a)(b)		875	850,429
Chase Issuance Trust, Series 2023-A1, Class A, 5.16%, 09/15/28		2,790	2,779,727
Chesapeake Funding II LLC, Series 2023-2A, Class A1, 6.16%, 10/15/35(a)		418	417,775
CIFC Funding Ltd.
Series 2014-3A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.81%, 10/22/31(a)(b)		1,000	997,666
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.27%), 6.61%, 04/23/29(a)(b)		373	372,195
CNH Equipment Trust, Series 2022-B, Class A3, 3.89%, 08/16/27		614	598,045
College Ave Student Loans LLC
Series 2021-B, Class A1, (1-mo. CME Term SOFR + 0.91%), 6.23%, 06/25/52(a)(b)		199	190,964
Series 2021-C, Class B, 2.72%, 07/26/55(a)		100	86,016
Series 2023-A, Class A1, (1-mo. CME Term SOFR + 1.90%), 7.22%, 05/25/55(a)(b)		506	506,942
Credit Acceptance Auto Loan Trust
Series 2021-2A, Class A, 0.96%, 02/15/30(a)		338	334,104
Series 2022-1A, Class A, 4.60%, 06/15/32(a)		780	762,495
Series 2022-3A, Class A, 6.57%, 10/15/32(a)		452	452,659
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.50%), 6.81%, 07/15/36(a)(b)		250	248,369
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A2, (3-mo. CME Term SOFR + 2.01%), 7.32%, 10/15/36(a)(b)		250	250,125
Discover Card Execution Notes Trust
Series 2017-A5, Class A5, (1-mo. CME Term SOFR + 0.71%), 6.05%, 12/15/26(b)		925	925,717
Series 2022-A3, Class A3, 3.56%, 07/15/27		1,205	1,163,108
Series 2023-A1, Class A, 4.31%, 03/15/28		740	720,299
Series 2023-A2, Class A, 4.93%, 06/15/28		1,666	1,645,624
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)		287	280,498
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3, (3-mo. CME Term SOFR + 1.28%), 6.59%, 04/15/29(a)(b)		186	185,390
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/15/30(a)(b)		700	690,620
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)		74	63,767
ELFI Graduate Loan Program LLC, Series 2022-A, Class A, 4.51%, 08/26/47(a)		492	460,689
Enterprise Fleet Financing LLC
Series 2023-2, Class A2, 5.56%, 04/22/30(a)		972	964,501
Series 2023-2, Class A3, 5.50%, 04/22/30(a)		196	192,356
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26(a)		231	227,247
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD	510	361,696
Ford Credit Auto Owner Trust
Series 2021-A, Class A3, 0.30%, 08/15/25	USD	193	188,786
Series 2022-B, Class A4, 3.93%, 08/15/27		417	403,788
Series 2023-1, Class A, 4.85%, 08/15/35(a)		1,380	1,336,596
Series 2023-2, Class A, 5.28%, 02/15/36(a)		1,125	1,107,960

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ford Credit Auto Owner Trust
Series 2023-A, Class A3, 4.65%, 02/15/28	USD	201	$197,233
Series 2023-B, Class A3, 5.23%, 05/15/28		224	222,344
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A, 4.06%, 11/15/30		397	368,733
Series 2023-1, Class A1, 4.92%, 05/15/28(a)		1,696	1,664,267
Series 2023-1, Class A2, (SOFR (30-day) + 1.25%), 6.56%, 05/15/28(a)(b)		260	261,715
Series 2023-1, Class B, 5.31%, 05/15/28(a)		280	274,781
FS Rialto Issuer Ltd., Series 2021-FL2, Class A, (1-mo. CME Term SOFR + 1.33%), 6.67%, 05/16/38(a)(b)		305	299,510
Galaxy XIX CLO Ltd., Series 2015-19A, Class A2RR, (3- mo. CME Term SOFR + 1.66%), 7.01%, 07/24/30(a)(b)		250	244,827
Generate CLO 2 Ltd., Series 2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.76%, 01/22/31(a)(b)		1,473	1,470,095
GM Financial Consumer Automobile Receivables Trust
Series 2022-1, Class A4, 1.51%, 04/17/28		277	254,707
Series 2022-2, Class A3, 3.10%, 02/16/27		931	904,995
Series 2022-2, Class A4, 3.25%, 04/17/28		629	597,505
Series 2022-3, Class A4, 3.71%, 12/16/27		887	851,207
Series 2023-3, Class A3, 5.45%, 06/16/28		1,282	1,279,909
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34%, 06/15/28(a)		1,369	1,356,827
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/48(a)		139	101,852
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		124	93,524
Series 2022-1GS, Class A, 2.70%, 01/20/49(a)		105	81,624
Series 2022-2CS, Class A, 4.00%, 04/20/49(a)		76	65,487
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		802	715,246
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)		340	315,172
Series 2023-3C, Class A, 6.50%, 07/20/55(a)		323	317,348
Honda Auto Receivables Owner Trust
Series 2021-1, Class A3, 0.27%, 04/21/25		287	281,566
Series 2023-1, Class A3, 5.04%, 04/21/27		1,050	1,039,348
Series 2023-2, Class A3, 4.93%, 11/15/27		1,483	1,463,262
Hyundai Auto Receivables Trust
Series 2021-C, Class A3, 0.74%, 05/15/26		600	579,659
Series 2022-B, Class A3, 3.72%, 11/16/26		507	494,921
Series 2023-A, Class A3, 4.58%, 04/15/27		998	981,524
Series 2023-B, Class A3, 5.48%, 04/17/28		1,424	1,421,905
Jamestown CLO XVI Ltd., Series 2021-16A, Class B, (3- mo. CME Term SOFR + 2.06%), 7.41%, 07/25/34(a)(b)		250	248,800
John Deere Owner Trust, Series 2023-B, Class A3, 5.18%, 03/15/28		529	524,361
KKR CLO 13 Ltd., Series 13, Class A1R, (3-mo. CME Term SOFR + 1.06%), 6.37%, 01/16/28(a)(b)		31	31,371
Lendmark Funding Trust, Series 2021-1A, Class A, 1.90%, 11/20/31(a)		330	284,929
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1-mo. LIBOR US + 1.30%), 6.75%, 07/15/36(a)(b)		220	215,640
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 08/21/34(a)		252	244,516
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		140	123,796
Mosaic Solar Loan Trust
Series 2022-2A, Class A, 4.38%, 01/21/53(a)		158	143,507
Series 2022-3A, Class A, 6.10%, 06/20/53(a)		203	199,116
Navient Private Education Loan Trust, Series 2020-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 6.35%, 11/15/68(a)(b)		1,252	1,239,519
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)		243	230,188
Series 2019-GA, Class A, 2.40%, 10/15/68(a)		95	87,118

Security		Par (000)	Value

Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust
Series 2020-BA, Class A2, 2.12%, 01/15/69(a)	USD	342	$310,006
Series 2020-DA, Class A, 1.69%, 05/15/69(a)		426	382,233
Series 2020-FA, Class A, 1.22%, 07/15/69(a)		603	536,403
Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)		832	730,710
Series 2021-A, Class A, 0.84%, 05/15/69(a)		71	61,602
Series 2021-BA, Class A, 0.94%, 07/15/69(a)		438	377,545
Series 2022-BA, Class A, 4.16%, 10/15/70(a)		978	912,718
Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A, 6.18%, 08/25/28(a)		167	166,895
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		615	548,405
Series 2021-CA, Class AFL, (1-mo. CME Term SOFR + 0.85%), 6.18%, 04/20/62(a)(b)		450	442,852
Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.49%, 10/15/29(a)(b)		389	387,057
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A3, 4.91%, 11/15/27		2,002	1,977,320
OCP CLO Ltd., Series 2020-19A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/20/34(a)(b)		250	245,175
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/15/34(a)(b)		300	295,350
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.23%), 6.54%, 04/15/31(a)(b)		433	431,519
OneMain Direct Auto Receivables Trust, Series 2021-1A, Class A, 0.87%, 07/14/28(a)		1,990	1,895,314
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.14%, 10/14/36(a)		572	517,661
Series 2022-S1, Class A, 4.13%, 05/14/35(a)		689	661,088
Series 2023-1A, Class A, 5.50%, 06/14/38(a)		875	854,436
Series 2023-2A, Class A2, (SOFR (30-day) + 1.50%), 6.81%, 09/15/36(a)(b)		857	855,658
OZLM XXII Ltd., Series 2018-22A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.07%, 01/17/31(a)(b)		250	245,050
Pagaya AI Technology in Housing Trust, Series 2023-1, Class A, 3.60%, 09/25/28(a)		495	432,938
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.39%), 6.70%, 01/17/31(a)(b)		994	992,379
Series 2018-2A, Class A1A, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/16/31(a)(b)		250	249,610
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.06%), 6.39%, 07/20/29(a)(b)		617	614,172
Park Avenue Institutional Advisers CLO Ltd., Series 2018- 1A, Class A1AR, (3-mo. CME Term SOFR + 1.26%), 6.59%, 10/20/31(a)(b)		750	745,696
PFS Financing Corp.
Series 2020-G, Class A, 0.97%, 02/15/26(a)		370	363,200
Series 2021-A, Class A, 0.71%, 04/15/26(a)		230	223,341
Series 2022-D, Class A, 4.27%, 08/15/27(a)		706	684,092
Series 2023-A, Class A, 5.80%, 03/15/28(a)		1,030	1,028,153
Series 2023-C, Class A, 5.52%, 10/15/28(a)		432	428,345
Pikes Peak CLO 8, Series 2021-8A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.34%, 07/20/34(a)(b)		250	249,025
Porsche Financial Auto Securitization Trust, Series 2023- 1A, Class A3, 4.81%, 09/22/28(a)		1,080	1,064,718
Prodigy Finance DAC, Series 2021-1A, Class A, (1-mo. CME Term SOFR + 1.36%), 6.68%, 07/25/51(a)(b)		71	70,449

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Progress Residential Trust, Series 2021-SFR10, Class A, 2.39%, 12/17/40(a)	USD	522	$437,612
RAD CLO 1 Ltd., Series 2018-1A, Class AR, (3-mo. CME Term SOFR + 1.24%), 6.55%, 07/15/31(a)(b)		500	497,697
Regional Management Issuance Trust
Series 2021-1, Class A, 1.68%, 03/17/31(a)		113	106,337
Series 2021-2, Class A, 1.90%, 08/15/33(a)		421	359,842
Series 2022-2B, Class A, 7.10%, 11/17/32(a)		140	139,890
Santander Drive Auto Receivables Trust, Series 2022-3, Class A3, 3.40%, 12/15/26		752	744,658
SLM Student Loan Trust, Series 2013-4, Class A, (SOFR (30-day) + 0.66%), 5.98%, 06/25/27(b)		163	161,841
SMB Private Education Loan Trust
Series 2016-A, Class A2B, (1-mo. CME Term SOFR + 1.61%), 6.95%, 05/15/31(a)(b)		211	211,367
Series 2016-B, Class A2B, (1-mo. CME Term SOFR + 1.56%), 6.90%, 02/17/32(a)(b)		251	250,716
Series 2017-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 6.35%, 09/15/34(a)(b)		682	678,683
Series 2019-B, Class A2B, (1-mo. CME Term SOFR + 1.11%), 6.45%, 06/15/37(a)(b)		713	707,360
Series 2021-A, Class A2A1, (1-mo. CME Term SOFR + 0.84%), 6.18%, 01/15/53(a)(b)		862	848,539
Series 2021-A, Class APL, (1-mo. CME Term SOFR + 0.84%), 6.18%, 01/15/53(a)(b)		1,013	990,508
Series 2022-A, Class APT, 2.85%, 11/16/54(a)		693	618,089
Series 2022-B, Class A1A, 3.94%, 02/16/55(a)		743	689,206
Series 2023-B, Class A1B, (SOFR (30-day) + 1.80%), 7.11%, 10/16/56(a)(b)		771	776,270
Series 2023-C, Class A1A, 5.67%, 11/15/52(a)		177	174,360
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)		213	195,283
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)		286	255,401
Toyota Auto Loan Extended Note Trust, Series 2023-1A, Class A, 4.93%, 06/25/36(a)		1,589	1,551,691
Toyota Auto Receivables Owner Trust
Series 2020-C, Class A4, 0.57%, 10/15/25		2,500	2,447,610
Series 2022-B, Class A3, 2.93%, 09/15/26		1,241	1,208,142
Series 2022-B, Class A4, 3.11%, 08/16/27		573	543,128
Series 2023-B, Class A3, 4.71%, 02/15/28		999	979,204
Series 2023-C, Class A3, 5.16%, 04/17/28		340	337,155
Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.02%, 06/22/26		1,006	970,532
Voya CLO Ltd., Series 2018-3A, Class A1A, (3-mo. CME Term SOFR + 1.41%), 6.72%, 10/15/31(a)(b)		1,000	996,285
Whitebox CLO II Ltd., Series 2020-2A, Class A1R, (3-mo. CME Term SOFR + 1.48%), 6.83%, 10/24/34(a)(b)		400	396,768

Total Asset-Backed Securities — 33.2% (Cost: $133,839,671)			130,369,787

Corporate Bonds

Aerospace & Defense — 0.9%
Boeing Co. (The), 2.20%, 02/04/26		1,470	1,349,730
L3Harris Technologies, Inc.
5.40%, 01/15/27		942	933,801
4.40%, 06/15/28		218	206,284
Lockheed Martin Corp., 5.10%, 11/15/27		299	297,266
RTX Corp.
2.65%, 11/01/26		286	262,902

Security		Par (000)	Value

Aerospace & Defense (continued)
RTX Corp.
3.50%, 03/15/27	USD	245	$227,906
4.13%, 11/16/28		139	129,611

			3,407,500

Automobiles — 0.5%
Daimler Truck Finance North America LLC, 2.00%, 12/14/26(a)		150	134,008
Nissan Motor Acceptance Co. LLC, 7.05%, 09/15/28(a)		149	148,974
Nissan Motor Co. Ltd.
2.65%, 03/17/26(c)	EUR	371	373,706
4.35%, 09/17/27(a)	USD	300	273,840
Traton Finance Luxembourg SA
0.00%, 06/14/24(c)(d)	EUR	500	512,670
4.13%, 11/22/25(c)		100	104,659
Volkswagen Bank GmbH, 4.25%, 01/07/26(c)		300	314,782

			1,862,639

Banks — 6.1%
Bank of America Corp.
0.98%, 09/25/25	USD	1,530	1,449,124
1.53%, 12/06/25		1,188	1,121,753
1.32%, 06/19/26		917	840,957
1.20%, 10/24/26		163	147,400
5.08%, 01/20/27		700	684,217
4.38%, 04/27/28		500	472,128
6.20%, 11/10/28		50	50,226
5.20%, 04/25/29		760	732,111
Barclays PLC
1.01%, 12/10/24		1,200	1,186,934
3.93%, 05/07/25		800	787,777
6.49%, 09/13/29		200	198,365
BNP Paribas SA, 5.13%, 01/13/29(a)		200	193,096
Citigroup, Inc.
3.70%, 01/12/26		239	227,387
3.11%, 04/08/26		507	483,838
3.40%, 05/01/26		1,109	1,041,629
5.61%, 09/29/26		233	230,631
1.12%, 01/28/27		100	89,112
1.46%, 06/09/27		490	433,128
3.89%, 01/10/28		245	228,386
Fifth Third Bank N.A., 5.85%, 10/27/25		280	275,455
HSBC Holdings PLC
2.25%, 11/22/27		865	763,555
4.58%, 06/19/29		200	184,907
HSBC U.S.A., Inc., 5.63%, 03/17/25		1,400	1,391,711
ING Groep NV
0.10%, 09/03/25(c)	EUR	100	101,721
1.73%, 04/01/27	USD	280	250,513
JPMorgan Chase & Co.
1.05%, 11/19/26		725	651,564
3.96%, 01/29/27		230	219,843
1.58%, 04/22/27		238	212,399
3.78%, 02/01/28		391	364,164
4.85%, 07/25/28		20	19,279
5.30%, 07/24/29		1,820	1,770,829
National Australia Bank Ltd., 4.90%, 06/13/28		250	242,836
NatWest Group PLC, 7.47%, 11/10/26		433	441,708
PNC Financial Services Group, Inc. (The), 5.58%, 06/12/29		326	316,257
Royal Bank of Canada, 6.00%, 11/01/27		211	212,522
Sumitomo Mitsui Financial Group, Inc.
0.95%, 01/12/26		825	738,808
5.46%, 01/13/26		325	321,766

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Toronto-Dominion Bank (The), 5.52%, 07/17/28	USD	422	$416,530
Truist Financial Corp., 6.05%, 06/08/27		1,032	1,020,774
U.S. Bancorp, 5.78%, 06/12/29		250	243,345
Wells Fargo & Co.
3.53%, 03/24/28		337	309,492
4.81%, 07/25/28		79	75,387
5.57%, 07/25/29		1,594	1,555,093
Westpac Banking Corp., 4.18%, 05/22/28(a)		1,205	1,150,086

			23,848,743

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 04/13/28		897	848,820

Biotechnology — 0.3%
Amgen, Inc., 5.15%, 03/02/28		1,374	1,351,323

Capital Markets — 2.7%
Charles Schwab Corp. (The), 5.88%, 08/24/26		1,605	1,599,714
Credit Suisse AG
0.50%, 02/02/24		1,200	1,176,669
5.00%, 07/09/27		491	471,643
7.50%, 02/15/28		500	523,013
Deutsche Bank AG
1.45%, 04/01/25		518	503,549
2.13%, 11/24/26		150	135,653
5.37%, 09/09/27		150	146,479
Goldman Sachs Group, Inc. (The) (SOFR + 0.51%), 0.66%, 09/10/24(b)		620	618,524
3.85%, 01/26/27		121	113,487
2.64%, 02/24/28		6	5,350
4.00%, 09/21/29(c)	EUR	148	152,364
Morgan Stanley
2.48%, 01/21/28	USD	871	776,600
4.21%, 04/20/28		160	150,445
6.30%, 10/18/28		1,900	1,914,574
5.16%, 04/20/29		435	418,494
UBS Group AG
1.25%, 09/01/26(c)	EUR	200	192,817
4.70%, 08/05/27(a)	USD	1,100	1,054,803
6.25%, 09/22/29(a)		470	465,069

			10,419,247

Chemicals — 0.1%
LYB International Finance III LLC, 1.25%, 10/01/25		203	184,971

Consumer Finance — 1.8%
American Express Co.
3.63%, 12/05/24		20	19,465
2.55%, 03/04/27		1,182	1,065,714
5.39%, 07/28/27		171	168,607
BMW U.S. Capital LLC, 5.05%, 08/11/28(a)		705	689,439
Capital One Financial Corp.
3.30%, 10/30/24		258	249,775
4.17%, 05/09/25		700	687,133
4.99%, 07/24/26		300	291,076
5.47%, 02/01/29		947	901,450
6.31%, 06/08/29		863	843,407
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		500	496,819
General Motors Financial Co., Inc.
6.05%, 10/10/25		500	497,787
2.35%, 02/26/27		340	299,650
Hyundai Capital America
5.50%, 03/30/26(a)		268	264,483
1.65%, 09/17/26(a)		415	366,223

Security		Par (000)	Value

Consumer Finance (continued)
Synchrony Financial, 4.38%, 03/19/24	USD	293	$289,410
Volkswagen Leasing GmbH, 1.63%, 08/15/25(c)	EUR	105	105,960

			7,236,398

Consumer Staples Distribution & Retail — 0.0%
7-Eleven, Inc., 0.95%, 02/10/26(a)	USD	125	111,837

Containers & Packaging — 0.1%
Sonoco Products Co., 2.25%, 02/01/27		325	288,382

Diversified REITs — 1.5%
American Tower Corp.
2.40%, 03/15/25		1,405	1,332,097
0.45%, 01/15/27	EUR	290	269,348
Crown Castle, Inc., 1.05%, 07/15/26	USD	820	719,531
Equinix, Inc.
1.25%, 07/15/25		150	137,965
1.80%, 07/15/27		600	517,977
VICI Properties LP, 4.38%, 05/15/25		2,479	2,396,008
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25(a)		538	519,541

			5,892,467

Diversified Telecommunication Services — 0.3%
AT&T Inc., 3.55%, 11/18/25	EUR	440	459,933
British Telecommunications PLC, 4.25%, 01/06/33(c)		100	103,092
NTT Finance Corp.
4.37%, 07/27/27(a)	USD	275	264,898
1.59%, 04/03/28(a)		200	169,519
Verizon Communications, Inc., 4.33%, 09/21/28		351	329,811

			1,327,253

Electric Utilities — 1.4%
Duke Energy Corp., 2.65%, 09/01/26		222	204,199
Edison International
3.55%, 11/15/24		123	119,523
4.70%, 08/15/25		860	836,867
Eversource Energy
4.75%, 05/15/26		285	278,596
2.90%, 03/01/27		353	322,341
5.45%, 03/01/28		245	242,161
Exelon Corp.
2.75%, 03/15/27		387	351,430
5.15%, 03/15/28		169	165,851
Florida Power & Light Co.
5.05%, 04/01/28		395	389,979
4.40%, 05/15/28		188	181,279
National Grid Electricity Transmission PLC, 0.19%, 01/20/25(c)	EUR	295	296,313
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/27	USD	550	487,015
1.90%, 06/15/28		112	94,769
Pacific Gas & Electric Co., 3.45%, 07/01/25		255	241,901
San Diego Gas & Electric Co., 4.95%, 08/15/28		758	737,914
Southern California Edison Co., 5.65%, 10/01/28		110	109,803
Texas Electric Market Stabilization Funding N LLC, Series A-1, 4.27%, 08/01/34(a)		320	299,344
Virginia Electric & Power Co., Series A, 3.80%, 04/01/28		293	273,153

			5,632,438

Electrical Equipment — 0.1%
Otis Worldwide Corp., 5.25%, 08/16/28		203	199,543

Energy Equipment & Services — 0.0%
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25		198	182,583

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45%, 10/29/26	USD	210	$188,096
5.75%, 06/06/28		150	146,546
Aviation Capital Group LLC, 1.95%, 09/20/26(a)		40	34,922
Fidelity National Information Services, Inc.
4.50%, 07/15/25		734	716,080
1.15%, 03/01/26		992	888,744
4.70%, 07/15/27		203	196,764
Nasdaq, Inc., 5.35%, 06/28/28		355	348,514
National Rural Utilities Cooperative Finance Corp., 5.05%, 09/15/28		364	357,592

			2,877,258

Food Products — 0.0%
General Mills, Inc., 5.24%, 11/18/25		109	108,018

Ground Transportation — 1.1%
Canadian Pacific Railway Co.
1.35%, 12/02/24		1,398	1,325,338
4.00%, 06/01/28		114	107,035
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.20%, 11/15/25(a)		632	568,505
5.75%, 05/24/26(a)		241	237,453
Ryder System, Inc.
3.65%, 03/18/24		1,300	1,285,709
2.85%, 03/01/27		370	336,675
SMBC Aviation Capital Finance DAC
1.90%, 10/15/26(a)		200	176,341
2.30%, 06/15/28(a)		200	168,237

			4,205,293

Health Care Equipment & Supplies — 0.1%
Sartorius Finance BV, 4.25%, 09/14/26(c)	EUR	300	317,342

Health Care Providers & Services — 0.9%
Elevance Health, Inc.
5.35%, 10/15/25	USD	681	676,704
3.65%, 12/01/27		700	648,832
HCA, Inc.
5.25%, 04/15/25		831	820,721
5.38%, 09/01/26		1,022	1,002,990
3.13%, 03/15/27		123	111,757
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25		114	103,487
UnitedHealth Group, Inc., 4.25%, 01/15/29		222	211,352

			3,575,843

Health Care REITs — 0.0%
Healthpeak OP LLC, 1.35%, 02/01/27		100	86,957

Household Durables — 0.1%
DR Horton, Inc., 1.30%, 10/15/26		245	214,831

Household Products — 0.1%
Procter & Gamble Co. (The), 3.25%, 08/02/26	EUR	253	264,186
Reckitt Benckiser Treasury Services PLC, 3.63%, 09/14/28(c)		200	209,198

			473,384

Industrial Conglomerates — 0.3%
Honeywell International, Inc.
1.35%, 06/01/25	USD	123	115,118
Series 4Y, 3.50%, 05/17/27	EUR	150	156,610
John Deere Capital Corp.
4.75%, 06/08/26	USD	470	463,687

Security		Par (000)	Value

Industrial Conglomerates (continued)
John Deere Capital Corp.
5.15%, 09/08/26	USD	212	$211,332
4.95%, 07/14/28		290	285,995

			1,232,742

Insurance — 0.0%
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27		194	176,162

IT Services — 0.5%
Fiserv, Inc., 5.45%, 03/02/28		600	594,725
Global Payments, Inc.
1.20%, 03/01/26		282	251,510
4.80%, 04/01/26		644	624,427
2.15%, 01/15/27		580	511,342

			1,982,004

Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.20%, 03/15/28		813	746,203
2.25%, 01/15/29		332	270,772
Informa PLC, 2.13%, 10/06/25(c)	EUR	437	442,447

			1,459,422

Metals & Mining — 0.3%
Glencore Funding LLC, 6.13%, 10/06/28(a)	USD	1,353	1,350,678

Multi-Utilities — 0.7%
National Grid North America, Inc., 4.15%, 09/12/27(c)	EUR	290	304,977
NiSource, Inc., 5.25%, 03/30/28	USD	719	704,648
ONE Gas, Inc., 1.10%, 03/11/24		702	687,316
Sempra, 3.30%, 04/01/25		293	281,644
WEC Energy Group, Inc., 4.75%, 01/09/26		787	770,935

			2,749,520

Oil, Gas & Consumable Fuels — 2.8%
Enbridge, Inc., 2.50%, 02/14/25		1,177	1,121,500
Energy Transfer LP
4.50%, 04/15/24		500	495,714
2.90%, 05/15/25		910	864,523
Eni SpA, 3.63%, 05/19/27(c)	EUR	240	249,429
Enterprise Products Operating LLC, 4.15%, 10/16/28	USD	700	656,272
Hess Corp., 4.30%, 04/01/27		571	542,380
Kinder Morgan, Inc., 4.30%, 06/01/25		657	640,176
Marathon Petroleum Corp., 4.70%, 05/01/25		235	230,155
MPLX LP, 1.75%, 03/01/26		886	803,381
Occidental Petroleum Corp.
5.55%, 03/15/26		403	397,688
8.50%, 07/15/27		300	321,246
ONEOK, Inc.
5.55%, 11/01/26		490	486,806
5.65%, 11/01/28		412	406,664
Pioneer Natural Resources Co.
1.13%, 01/15/26		310	280,159
5.10%, 03/29/26		402	396,833
Sabine Pass Liquefaction LLC
5.75%, 05/15/24		100	99,789
5.63%, 03/01/25		941	935,070
Western Midstream Operating LP, 6.35%, 01/15/29		195	195,402
Williams Cos., Inc. (The)
5.40%, 03/02/26		1,389	1,378,219
5.30%, 08/15/28		485	474,397

			10,975,803

84	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals — 0.2%
Bayer AG
4.00%, 08/26/26(c)	EUR	280	$296,693
0.75%, 01/06/27(c)		200	189,926
Pfizer Investment Enterprises Pte Ltd., 4.45%, 05/19/28	USD	479	461,811

			948,430

Residential REITs — 0.1%
Invitation Homes Operating Partnership LP, 5.45%, 08/15/30		375	357,129

Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.88%, 01/15/27		749	703,765
3.50%, 01/15/28		123	111,828
Intel Corp., 4.88%, 02/10/28		290	284,480
NXP BV/NXP Funding LLC, 4.88%, 03/01/24		1,800	1,787,580
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25		655	621,372

			3,509,025

Software — 1.0%
Oracle Corp.
1.65%, 03/25/26		1,563	1,415,746
2.65%, 07/15/26		983	906,322
VMware, Inc., 1.40%, 08/15/26		1,585	1,398,139
Workday, Inc., 3.50%, 04/01/27		278	259,384

			3,979,591

Specialized REITs — 0.4%
American Tower Corp.
3.38%, 10/15/26		502	467,346
3.55%, 07/15/27		6	5,511
5.25%, 07/15/28		545	526,276
Crown Castle, Inc., 4.80%, 09/01/28		590	560,006

			1,559,139

Specialty Retail — 0.2%
Lowe’s Cos., Inc., 1.70%, 09/15/28		711	593,623

Tobacco — 0.8%
Altria Group, Inc., 2.35%, 05/06/25		237	224,173
BAT Capital Corp.
3.22%, 08/15/24		260	253,523
2.79%, 09/06/24		700	679,229
3.56%, 08/15/27		199	182,064
BAT International Finance PLC, 5.93%, 02/02/29		1,022	1,003,347
Philip Morris International, Inc.
5.13%, 11/15/24		474	470,613
4.88%, 02/13/26		241	237,043

			3,049,992

Trading Companies & Distributors — 0.1%
Air Lease Corp., 1.88%, 08/15/26		285	253,208

Wireless Telecommunication Services — 0.8%
Rogers Communications, Inc., 3.20%, 03/15/27		825	754,592
Sprint LLC, 7.13%, 06/15/24		460	462,798
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(a)		150	148,409
T-Mobile U.S.A., Inc.
1.50%, 02/15/26		224	203,110
2.25%, 02/15/26		769	707,914
2.63%, 04/15/26		305	282,074

Security		Par (000)		Value

Wireless Telecommunication Services (continued)
T-Mobile U.S.A., Inc.
3.75%, 04/15/27	USD	343		$320,506
2.05%, 02/15/28		290		249,365

				3,128,768

Total Corporate Bonds — 28.5% (Cost: $114,852,855)				111,958,306

Foreign Agency Obligations

Canada — 0.4%
CPPIB Capital, Inc., 0.50%, 09/16/24(a)		1,480		1,407,706

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)		220		215,569

Total Foreign Agency Obligations — 0.4% (Cost: $1,698,552)				1,623,275

Foreign Government Obligations

Canada — 0.2%
Ontario Teachers’ Finance Trust, 4.25%, 04/25/28(a)		965		931,676

Uruguay — 0.0%
Republic of Uruguay, 4.38%, 01/23/31		0	(e)	3

Total Foreign Government Obligations — 0.2% (Cost: $964,016)				931,679

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.3%
Angel Oak Mortgage Trust
Series 2020-2, Class A1A, 2.53%, 01/26/65(a)(b)		142		128,422
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(b)		297		259,598
Series 2023-6, Class A1, 6.50%, 12/25/67(a)(f)		208		206,261
Arroyo Mortgage Trust, Series 2022-2, Class A1, 4.95%, 07/25/57(a)(f)		261		252,255
BRAVO Residential Funding Trust, Series 2023-NQM6, Class A1, 6.60%, 09/25/63(a)(f)		439		438,914
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/49(a)(b)		152		130,150
COLT Mortgage Loan Trust, Series 2022-3, Class A1, 3.90%, 02/25/67(a)(b)		130		116,574
Credit Suisse Mortgage Capital Trust, Series 2022-ATH1, Class A1A, 2.87%, 01/25/67(a)(b)		284		258,229
Flagstar Mortgage Trust
Series 2020-1INV, Class A11, (1-mo. CME Term SOFR + 0.96%), 6.00%, 03/25/50(a)(b)		427		394,829
Series 2021-12, Class A19, 5.00%, 11/25/51(a)(b)		646		599,195
GCAT Trust, Series 2021-NQM7, Class A1, 1.92%, 08/25/66(a)(b)		238		201,586
GS Mortgage-Backed Securities Corp. Trust, Series 2022- PJ2, Class A4, 2.50%, 06/25/52(a)(b)		526		397,753
Homeward Opportunities Fund I Trust, Series 2022-1, Class A1, 5.08%, 07/25/67(a)(f)		187		180,976
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 06/25/29(a)(b)		230		217,938
Series 2016-2, Class A1, 6.96%, 06/25/46(a)(b)		62		56,525
Series 2021-7, Class A3, 2.50%, 11/25/51(a)(b)		1,017		767,671
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)		375		296,074
Series 2023-DSC1, Class A1, 4.63%, 07/25/63(a)(b)		394		360,275
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.00%, 04/25/52(a)(b)		436		343,552

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
MFA Trust
Series 2021-INV2, Class A1, 1.91%, 11/25/56(a)(b)	USD	289	$238,418
Series 2023-INV2, Class A1, 6.78%, 10/25/58(a)(f)		160	159,625
Series 2023-NQM3, Class A1, 6.62%, 07/25/68(a)(f)		502	499,981
Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 2.75%, 01/25/61(a)(b)		213	206,349
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B, 3.50%, 10/25/59(a)(b)		334	303,797
OBX Trust
Series 2020-EXP3, Class 2A1B, (1-mo. CME Term SOFR + 1.01%), 6.33%, 01/25/60(a)(b)		1,000	972,380
Series 2022-INV3, Class A1, 3.00%, 02/25/52(a)(b)		195	153,353
Series 2023-NQM6, Class A1, 6.52%, 07/25/63(a)(f)		592	592,388
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(b)		333	271,078
Series 2023-AFC3, Class A1, 6.58%, 09/25/58(a)		518	516,447
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)		450	353,981
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(a)(f)		150	145,409
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/65(a)(b)		177	163,271
Towd Point Mortgage Trust
Series 2015-1, Class A5, 4.31%, 10/25/53(a)(b)		680	665,654
Series 2018-1, Class A1, 3.00%, 01/25/58(a)(b)		294	282,513
Series 2018-2, Class A1, 3.25%, 03/25/58(a)(b)		774	739,507
Series 2018-6, Class A1A, 3.75%, 03/25/58(a)(b)		774	748,474
Verus Securitization Trust
Series 2022-1, Class A1, 2.72%, 01/25/67(a)(f)		154	132,077
Series 2022-3, Class A1, 4.13%, 02/25/67(a)(f)		376	338,708

			13,090,187

Commercial Mortgage-Backed Securities — 7.4%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. CME Term SOFR + 0.93%), 6.51%, 09/15/34(a)(b)		600	583,500
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1-mo. CME Term SOFR + 1.26%), 6.60%, 04/15/34(a)(b)		420	380,704
Arbor Multifamily Mortgage Securities Trust, Series 2020- MF1, Class ASB, 2.58%, 05/15/53(a)		500	440,903
BANK, Series 2022-BNK42, Class A5, 4.49%, 06/15/55(b)		350	315,259
BANK5, Series 2023-5YR3, Class A3, 6.72%, 09/15/56(b)		550	563,280
Barclays Commercial Mortgage Trust
Series 2019-C3, Class B, 4.10%, 05/15/52		400	330,532
Series 2019-C5, Class ASB, 2.99%, 11/15/52		250	228,828
BBCMS Mortgage Trust, Series 2023-C19, Class A2B, 5.75%, 04/15/56		420	409,690
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. CME Term SOFR + 0.86%), 6.20%, 04/15/36(a)(b)		1,000	976,133
Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.96%, 04/15/55(b)		265	208,365
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1-mo. CME Term SOFR + 1.03%), 6.37%, 10/15/36(a)(b)		490	489,107
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 6.35%, 02/15/39(a)(b)		243	237,149
BX Trust
Series 2018-BILT, Class D, (1-mo. CME Term SOFR + 2.07%), 7.40%, 05/15/30(a)(b)		270	265,238
Series 2022-IND, Class A, (1-mo. CME Term SOFR + 1.49%), 6.82%, 04/15/37(a)(b)		722	716,400
Series 2023-DELC, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 05/15/38(a)(b)		460	460,576

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CD Mortgage Trust
Series 2016-CD2, Class A4, 3.53%, 11/10/49(b)	USD	520	$472,613
Series 2017-CD5, Class A4, 3.43%, 08/15/50		525	474,573
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 7.95%, 09/15/28(a)(b)		450	449,806
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A3, 3.22%, 11/10/49(b)		820	750,647
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5, 3.86%, 05/10/47		761	751,740
Series 2018-B2, Class A4, 4.01%, 03/10/51		535	485,381
COAST Commercial Mortgage Trust, Series 2023-2HTL, Class A, (1-mo. CME Term SOFR + 2.59%), 7.92%, 08/15/36(a)(b)		300	299,014
Commercial Mortgage Trust
Series 2013-CR8, Class B, 3.74%, 06/10/46(a)(b)		286	264,260
Series 2014-CR14, Class ASB, 3.74%, 02/10/47		17	17,433
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,000	984,528
Series 2014-LC15, Class A4, 4.01%, 04/10/47		1,250	1,238,532
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,000	992,410
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		237	231,944
Series 2015-CR24, Class B, 4.49%, 08/10/48(b)		500	458,428
Series 2015-LC23, Class A4, 3.77%, 10/10/48		550	521,399
Credit Suisse Mortgage Capital Trust, Series 2021-980M, Class C, 3.20%, 07/15/31(a)		170	148,578
Credit Suisse Mortgage Trust, Series 2022-NWPT, Class A, (1-mo. CME Term SOFR + 3.14%), 8.48%, 09/09/24(a)(b)		280	282,086
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.76%, 09/15/52		1,000	831,246
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.73%, 04/25/48(a)(b)		290	278,491
GS Mortgage Securities Trust
Series 2015-GC30, Class AAB, 3.12%, 05/10/50		275	269,863
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.53%, 08/15/39(a)(b)		760	760,904
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 7.42%, 03/15/28(a)(b)		410	405,889
Series 2023-FUN, Class B, (1-mo. CME Term SOFR + 2.79%), 8.12%, 03/15/28(a)(b)		615	606,522
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 7.58%, 10/15/39(a)(b)		500	498,758
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		440	413,001
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5, 3.78%, 08/15/47		500	489,656
Series 2014-C25, Class A4A1, 3.41%, 11/15/47		366	354,610
Series 2015-C28, Class ASB, 3.04%, 10/15/48		425	413,489
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-JP6, Class A3, 3.11%, 07/15/50		414	374,591
Series 2019-BKWD, Class A, (1-mo. CME Term SOFR + 1.36%), 6.95%, 09/15/29(a)(b)		164	151,082
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.91%), 6.25%, 04/15/38(a)(b)		142	140,114
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.51%, 09/15/39(a)(b)		180	180,336
Series 2022-OPO, Class D, 3.57%, 01/05/39(a)(b)		100	65,178
Life Mortgage Trust, Series 2021-BMR, Class A, (1-mo. CME Term SOFR + 0.81%), 6.15%, 03/15/38(a)(b)		531	520,133
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 08/15/28(a)(b)		183	183,553

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class A4, 4.05%, 04/15/47	USD	1,396	$1,385,796
Series 2015-C25, Class A4, 3.37%, 10/15/48		330	313,293
Series 2016-C30, Class ASB, 2.73%, 09/15/49		139	132,878
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,163	1,070,933
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.52%, 05/15/37(a)(b)		270	264,751
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47		451	442,375
Series 2015-C26, Class B, 3.78%, 02/15/48		515	475,469
Series 2015-C27, Class A5, 3.45%, 02/15/48		495	472,300
Series 2016-LC24, Class A3, 2.68%, 10/15/49		809	739,962
Series 2021-C60, Class ASB, 2.13%, 08/15/54		834	693,559
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5, 4.05%, 03/15/47		721	716,714

			29,074,482

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.85%, 09/15/48(b)		4,252	46,922
Commercial Mortgage Trust
Series 2015-CR23, Class XA, 1.00%, 05/10/48(b)		1,833	18,828
Series 2015-LC21, Class XA, 0.78%, 07/10/48(b)		4,338	36,306
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 2.02%, 01/15/49(b)		600	20,986

			123,042

Total Non-Agency Mortgage-Backed Securities — 10.8% (Cost: $45,042,520)			42,287,711

Preferred Securities

Capital Trusts — 0.1%

Electric Utilities — 0.1%
Southern Co. (The), 4.48%, 08/01/24(f)		571	562,715

U.S. Government Sponsored Agency Securities

Agency Obligations — 4.9%
Fannie Mae
0.54%, 10/27/25		4,500	4,088,061
0.74%, 08/25/27		1,000	847,768
0.81%, 09/25/28		1,000	812,492
Federal Farm Credit Banks Funding Corp.
2.25%, 08/15/29		1,000	849,146
2.17%, 10/29/29		700	588,461
1.30%, 02/03/31		770	585,837
1.68%, 09/17/35		2,080	1,398,976
Federal Home Loan Banks
0.60%, 12/30/26		1,000	866,996
2.06%, 09/27/29		1,000	837,275
2.18%, 11/06/29		700	588,257
Freddie Mac
5.68%, 04/03/25		1,160	1,154,013
4.20%, 08/28/25		1,300	1,270,308
0.60%, 09/30/25		3,000	2,738,213
0.65%, 05/28/26		1,000	889,318
0.90%, 10/13/27		2,000	1,699,786

			19,214,907

Security		Par (000)	Value

Collateralized Mortgage Obligations — 1.4%
Fannie Mae
Series 2018-21, Class CA, 3.50%, 04/25/45	USD	112	$108,478
Series 2019-73, Class P, 3.00%, 03/25/48		510	467,111
Series 2020-79, Class JA, 1.50%, 11/25/50		475	397,282
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41		52	50,240
Series 3986, Class M, 4.50%, 09/15/41		12	12,335
Series 4274, Class PN, 3.50%, 10/15/35		73	69,101
Series 4390, Class CA, 3.50%, 06/15/50		54	51,952
Series 4459, Class BN, 3.00%, 08/15/43		276	243,131
Series 4482, Class DH, 3.00%, 06/15/42		34	33,673
Series 4494, Class KA, 3.75%, 10/15/42		87	84,381
Series 4752, Class PL, 3.00%, 09/15/46		334	304,699
Series 4777, Class CB, 3.50%, 10/15/45		279	264,249
Series 4941, Class MB, 3.00%, 07/25/49		288	244,131
Series 5000, Class MA, 2.00%, 06/25/44		232	204,683
Series 5006, Class KA, 2.00%, 06/25/45		661	573,801
Series 5105, Class LA, 1.50%, 04/15/44		1,947	1,817,274
Ginnie Mae
Series 2017-136, Class GB, 3.00%, 03/20/47		419	375,594
Series 2020-127, Class LP, 1.50%, 06/20/50		408	310,119

			5,612,234

Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2014-M9, Class A2, 3.10%, 07/25/24(b)		1,236	1,209,769

Mortgage-Backed Securities — 13.1%
Fannie Mae, Series 2022-65, Class FB, (SOFR (30-day) + 0.80%), 6.00%, 09/25/52(b)		3,727	3,573,638
Fannie Mae Mortgage-Backed Securities
1.50%, 07/01/31		1,390	1,245,377
2.50%, 12/01/27 - 04/01/32		985	895,961
3.00%, 09/01/30 - 09/01/35		7,733	7,137,483
3.50%, 05/01/37		681	639,688
4.00%, 03/01/32 - 08/01/49		9,862	9,055,930
4.50%, 09/01/26 - 01/01/48		2,366	2,234,304
5.00%, 07/01/25 - 06/01/39		1,258	1,230,919
5.50%, 05/01/38		208	208,727
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.59%), 2.95%, 06/01/45(b)		127	124,116
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.60%), 5.17%, 07/01/44(b)		124	124,576
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.70%), 5.48%, 07/01/43(b)		211	212,801
Freddie Mac Mortgage-Backed Securities
2.50%, 11/01/27		145	138,651
3.00%, 12/01/31 - 02/01/36		910	833,055
4.00%, 09/01/33 - 06/01/37		1,354	1,280,555
4.50%, 03/01/49 - 01/01/50		2,917	2,740,953
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%), 3.34%, 05/01/45(b)		316	305,802
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%), 4.18%, 03/01/45(b)		135	134,073
Uniform Mortgage-Backed Securities
4.00%, 10/01/53(g)		12,725	11,328,232
4.50%, 10/01/53(g)		4,190	3,846,944
5.00%, 10/01/53(g)		4,175	3,938,852

			51,230,637

Total U.S. Government Sponsored Agency Securities — 19.7% (Cost: $82,166,662)			77,267,547

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Notes
1.50%, 02/29/24	USD	8,000	$7,871,250
5.00%, 08/31/25		8,000	7,983,750
4.00%, 02/15/26		11,250	11,012,256

Total U.S. Treasury Obligations — 6.8% (Cost: $27,012,594)			26,867,256

Total Long-Term Investments — 99.7% (Cost: $406,148,866)			391,868,276

Short-Term Securities

Commercial Paper — 1.5%
General Motor Financial Co., Inc., 5.66%, 10/16/23(h)		1,500	1,496,004
Harley-Davidson Financial Services, 6.14%, 11/14/23(h)		1,750	1,737,174
HSBC U.S.A., Inc., 6.46%, 08/22/24(h)		1,500	1,416,920
Societe Generale SA, 5.71%, 03/06/24(h)		1,200	1,169,995

			5,820,093

U.S. Treasury Obligations(h) — 3.3%
U.S. Treasury Bills
4.90%, 10/19/23		4,300	4,289,259
5.17%, 03/21/24		9,000	8,772,527

			13,061,786

Total Short-Term Securities — 4.8% (Cost: $18,899,630)			18,881,879

Total Investments Before TBA Sale Commitments — 104.5% (Cost: $425,048,496)			410,750,155

Security		Par (000)	Value

TBA Sale Commitments(g)

Mortgage-Backed Securities — (1.0)%
Uniform Mortgage-Backed Securities, 4.00%, 10/01/53	USD	(4,345)	$(3,868,068)

Total TBA Sale Commitments — (1.0)% (Proceeds: $(3,983,822))			(3,868,068)

Total Investments Net of TBA Sale Commitments — 103.5% (Cost: $421,064,674)			406,882,087

Liabilities in Excess of Other Assets — (3.5)%			(13,877,004)

Net Assets — 100.0%			$393,005,083

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Zero-coupon bond.
(e)	Rounds to less than 1,000.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Represents or includes a TBA transaction.
(h)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	3	12/19/23	$324	$512
U.S. Treasury Notes (2 Year)	717	12/29/23	145,344	(497,664)

				(497,152)

Short Contracts
Euro-Bobl	17	12/07/23	2,080	20,919
Euro-Bund	1	12/07/23	136	3,827
Euro-Schatz	11	12/07/23	1,221	3,141
Japanese Government Bonds (10 Year)	2	12/13/23	1,940	17,233
U.S. Treasury Bonds (30 Year)	41	12/19/23	4,665	267,065
U.S. Ultra Treasury Bonds	3	12/19/23	356	25,263
U.S. Ultra Treasury Notes (10 Year)	170	12/19/23	18,966	440,321
U.S. Treasury Notes (5 Year)	382	12/29/23	40,247	228,763

				1,006,532

				$509,380

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	530,000	USD	558,835	NatWest Markets PLC	12/20/23	$3,745
USD	379,298	CAD	511,000	NatWest Markets PLC	12/20/23	2,569
USD	641,255	EUR	594,000	UBS AG	12/20/23	10,741
USD	5,249,395	EUR	4,900,000	UBS AG	12/20/23	48,182

						$65,237

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.41.V1	1.00%	Quarterly	12/20/28	USD 9,240	$(113,503)	$(132,654)	$19,151

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$(132,654)	$19,151	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,007,044	$—	$1,007,044
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	65,237	—	—	65,237
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	19,151	—	—	—	—	19,151

	$—	$19,151	$—	$65,237	$1,007,044	$—	$1,091,432

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$497,664	$—	$497,664

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio

For the period ended September 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$639,966	$—	$639,966
Forward foreign currency exchange contracts	—	—	—	49,396	—	—	49,396
Swaps	—	(115,610)	—	—	(60,595)	—	(176,205)

	$—	$(115,610)	$—	$49,396	$579,371	$—	$513,157

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$151,966	$—	$151,966
Forward foreign currency exchange contracts	—	—	—	170,876	—	—	170,876
Swaps	—	56,564	—	—	29,558	—	86,122

	$—	$56,564	$—	$170,876	$181,524	$—	$408,964

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$157,723,943
Average notional value of contracts — short	$70,084,406
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$8,076,112
Average amounts sold — in USD	$1,326,623
Credit default swaps
Average notional value — buy protection	$11,255,000
Interest rate swaps
Average notional value — pays fixed rate	$—(a	)
Average notional value — received fixed rate	$—(a	)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$80,572	$139,668
Forward foreign currency exchange contracts	65,237	—
Swaps — centrally cleared	—	1,193

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$145,809	$140,861

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(80,572)	(140,861)

Total derivative assets and liabilities subject to an MNA	$65,237	$—

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series S Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)

NatWest Markets PLC	$6,314	$—	$—	$—	$6,314
UBS AG	58,923	—	—	—	58,923

	$65,237	$—	$—	$—	$65,237

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$130,369,787	$—	$130,369,787
Corporate Bonds	—	111,958,306	—	111,958,306
Foreign Agency Obligations	—	1,623,275	—	1,623,275
Foreign Government Obligations	—	931,679	—	931,679
Non-Agency Mortgage-Backed Securities	—	42,287,711	—	42,287,711
Preferred Securities	—	562,715	—	562,715
U.S. Government Sponsored Agency Securities	—	77,267,547	—	77,267,547
U.S. Treasury Obligations	—	26,867,256	—	26,867,256
Short-Term Securities
Commercial Paper	—	5,820,093	—	5,820,093
U.S. Treasury Obligations	—	13,061,786	—	13,061,786
Liabilities
TBA Sale Commitments	—	(3,868,068)	—	(3,868,068)

	$—	$406,882,087	$—	$406,882,087

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$19,151	$—	$19,151
Foreign Currency Exchange Contracts	—	65,237	—	65,237
Interest Rate Contracts	1,007,044	—	—	1,007,044
Liabilities
Interest Rate Contracts	(497,664)	—	—	(497,664)

	$509,380	$84,388	$—	$593,768

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) September 30, 2023	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Alaska — 1.8%
Alaska Housing Finance Corp.
Refunding RB, Series A, VRDN, (Wells Fargo Bank NA SBPA), 3.85%, 10/09/23(a)	USD	200	$200,000
Refunding RB, Series D, VRDN, (Federal Home Loan Bank SBPA), 3.85%, 10/09/23(a)		1,300	1,300,000

			1,500,000

Colorado — 1.5%
City of Colorado Springs Utilities System Revenue, Refunding RB, Series C, VRDN, (Sumitomo Mitsui Banking Corp. SBPA), 3.85%, 10/09/23(a)		1,300	1,300,000

Connecticut — 3.3%
Connecticut Housing Finance Authority
Refunding RB, Sub-Series A-3, VRDN, (UBS AG SBPA), 3.90%, 10/09/23(a)		2,100	2,100,000
Refunding RB, Sub-Series C-3, VRDN, (Royal Bank of Canada SBPA), 3.93%, 10/09/23(a)		725	725,000

			2,825,000

Florida — 8.8%
County of Escambia, RB, VRDN, 4.65%, 10/02/23(a)		500	500,000
County of St. Lucie Florida Power & Light Co., Refunding RB, VRDN, 4.70%, 10/02/23(a)		400	400,000
Highlands County Health Facilities Development Corp., Refunding RB, VRDN, 3.85%, 10/09/23(a)		1,300	1,300,000
Hillsborough County, RB, TECP, (Wells Fargo Bank NA SBPA), 3.70%, 10/05/23		1,000	999,949
JEA Electric System Revenue, Refunding RB, Series THREE-B-3, VRDN, (Royal Bank of Canada SBPA), 3.93%, 10/09/23(a)		2,750	2,750,000
Orlando Utilities Commission, Refunding RB, Series B, VRDN, (TD Bank NA SBPA), 3.92%, 10/09/23(a)		500	500,000
Pinellas County Housing Finance Authority, RB, VRDN, (FHLMC LOC), 3.95%, 10/09/23(a)		1,000	1,000,000

			7,449,949

Illinois — 7.8%
Illinois Finance Authority Northwestern University, RB, Sub- Series D, VRDN, 4.20%, 10/09/23(a)		3,300	3,300,000
Illinois Finance Authority University of Chicago, Refunding RB, VRDN, 3.97%, 10/09/23(a)		3,300	3,300,000

			6,600,000

Indiana — 0.7%
Indiana Finance Authority, RB, VRDN, (Barclays Bank plc LOC), 4.07%, 10/09/23(a)		550	550,000

Iowa — 1.3%
Iowa Finance Authority, RB, Series E, VRDN, (GNMA/FNMA/FHLMC COL), (Fannie Mae LIQ), (Federal Home Loan Bank SBPA), 3.95%, 10/09/23(a)		1,100	1,100,000

Louisiana — 5.0%
Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, VRDN, (Toronto-Dominion Bank LOC), 4.55%, 10/02/23(a)		1,300	1,300,000
Louisiana Offshore Terminal Authority, Refunding RB, VRDN, (JPMorgan Chase Bank NA LOC), 4.05%, 10/09/23(a)		1,415	1,415,000
Louisiana Public Facilities Authority, Refunding RB, VRDN, (Bank of New York Mellon Corp. LOC), 4.05%, 10/09/23(a)		1,480	1,480,000

			4,195,000

Security		Par (000)	Value

Maryland — 2.1%
Maryland EDC, RB, Series A, VRDN, 4.06%, 10/09/23(a)	USD	1,750	$1,750,000

Massachusetts — 4.3%
City of Somerville, GO, Refunding, BAN, 5.00%, 05/30/24		1,000	1,006,344
Massachusetts Bay Transportation Authority, RB, TECP, (Barclays Bank plc SBPA), 3.70%, 12/04/23		1,000	999,715
Massachusetts Development Finance Agency, RB, VRDN, (Wells Fargo Bank NA SBPA), 3.80%, 10/09/23(a)		1,150	1,150,000
Town of Plymouth, GO, Refunding, BAN, 5.00%, 06/28/24		500	503,563

			3,659,622

Minnesota — 2.8%
City of Minneapolis, Refunding RB, Series C, VRDN, (Wells Fargo Bank NA LOC), 4.45%, 10/02/23(a)		1,200	1,200,000
County of Hennepin, GO, Refunding, Series B, VRDN, (TD Bank NA SBPA), 3.93%, 10/09/23(a)		1,185	1,185,000

			2,385,000

Mississippi — 3.5%
Mississippi Business Finance Corp.
RB, Series A, VRDN, 4.45%, 10/02/23(a)		300	300,000
RB, Series G, VRDN, 4.65%, 10/02/23(a)		2,200	2,200,000
RB, Series L, VRDN, 4.65%, 10/02/23(a)		500	500,000

			3,000,000

Missouri — 1.3%
City of Kansas City, Refunding RB, Series E, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 4.20%, 10/09/23(a)		1,115	1,115,000

Nebraska — 1.8%
Nebraska Investment Finance Authority, RB, Series C, VRDN, (GNMA/FNMA/FHLMC), (Federal Home Loan Bank SBPA), 3.95%, 10/09/23(a)		525	525,000
Omaha Public Power District
GO, TECP, (Bank of America NA SBPA), 3.60%, 11/02/23		500	499,920
GO, TECP, (Bank of America NA SBPA), 3.65%, 12/04/23		500	499,858

			1,524,778

Nevada — 3.2%
County of Clark Department of Aviation, Refunding RB, Series D-2B, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 3.95%, 10/09/23(a)		2,730	2,730,000

NewYork — 5.6%
City of New York, GO, Sub-Series A-3, VRDN, (Mizuho Bank Ltd. LOC), 4.70%, 10/02/23(a)		675	675,000
New York City Housing Development Corp., RB, VRDN, (Royal Bank of Canada SBPA), 3.95%, 10/09/23(a)		300	300,000
New York City Municipal Water Finance Authority RB, Series 2, VRDN, (Barclays Bank plc SBPA), 4.80%, 10/02/23(a)		2,100	2,100,000
Refunding RB, Series 5, VRDN, (Bank of America NA SBPA), 4.50%, 10/02/23(a)		800	800,000
New York State HFA, RB, Series A, VRDN, (Fannie Mae LIQ), 4.05%, 10/09/23(a)		900	900,000

			4,775,000

North Carolina — 4.0%
Charlotte-Mecklenburg Hospital Authority (The), RB, Series H, VRDN, (JPMorgan Chase Bank NA SBPA), 4.65%, 10/02/23(a)		1,000	1,000,000
City of Charlotte, Refunding RB, VRDN, (Wells Fargo Bank NA SBPA), 3.85%, 10/09/23(a)		2,365	2,365,000

			3,365,000

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ohio — 6.6%
Akron Bath Copley Joint Township Hospital District, RB, Series A-R, VRDN, (BMO Harris Bank NA LOC), 3.98%, 10/09/23(a)	USD	3,160	$3,160,000
Ohio Higher Educational Facility Commission, Refunding RB, VRDN, (Ohio State Treasurer SBPA), 4.05%, 10/09/23(a)		1,400	1,400,000
Ohio Water Development Authority, RB, TECP, (TD Bank NA SBPA), 3.75%, 01/04/24		1,000	999,713

			5,559,713

Pennsylvania — 1.0%
Pennsylvania Turnpike Commission, Refunding RB, VRDN, (TD Bank NA LOC), 3.85%, 10/09/23(a)		850	850,000

Rhode Island — 2.2%
Rhode Island Health & Educational Building Corp., RB, Series A, VRDN, (TD Bank NA SBPA), 4.00%, 10/09/23(a)		1,900	1,900,000

South Dakota — 2.9%
South Dakota HDA
Refunding RB, Series A, VRDN, (Federal Home Loan Bank SBPA), 4.13%, 10/09/23(a)		1,445	1,445,000
Refunding RB, Series B, VRDN, (South Dakota HDA SBPA), 3.85%, 10/09/23(a)		1,025	1,025,000

			2,470,000

Tennessee — 1.4%
Metropolitan Government Nashville & Davidson County, RB, TECP, (TD Bank NA LOC), 3.57%, 11/16/23		1,000	999,585
Public Building Authority of Sevier County (The), RB, VRDN, (County GTD), (Bank of America NA LOC), 4.00%, 10/09/23(a)		200	200,000

			1,199,585

Texas — 10.6%
Bowie County IDC, RB, VRDN, (JPMorgan Chase Bank NA LOC), 4.73%, 10/02/23(a)		500	500,000
City of Houston Combined Utility System Revenue, Refunding RB, Series C, VRDN, (Barclays Bank plc LOC), 4.04%, 10/09/23(a)		2,500	2,500,000
Permanent University Fund, RB, Series A, VRDN, (University of Texas Investment Management Co. LIQ), 3.92%, 10/09/23(a)		3,000	3,000,000

Security		Par (000)	Value

Texas (continued)
Port of Port Arthur Navigation District, Refunding RB, VRDN, 4.05%, 10/09/23(a)	USD	1,500	$1,500,000
Red River Education Finance Corp., RB, VRDN, (TD Bank NA SBPA), 4.05%, 10/09/23(a)		1,000	1,000,000
State of Texas, GO, Series B, VRDN, (Federal Home Loan Bank SBPA), 4.00%, 10/09/23(a)		505	505,000

			9,005,000

Utah — 2.1%
City of Murray, RB, Series A, VRDN, 4.15%, 10/09/23(a)		1,800	1,800,000

Virginia — 2.5%
Fairfax County IDA, Refunding RB, VRDN, 4.09%, 10/09/23(a)		840	840,000
Loudoun County EDA, RB, Series B, VRDN, 3.84%, 10/09/23(a)		1,295	1,295,000

			2,135,000

Washington — 1.8%
Washington Housing Finance Commission, Refunding RB, Series VR, VRDN, (Royal Bank of Canada SBPA), 3.95%, 10/09/23(a)		1,500	1,500,000

Wisconsin — 3.1%
Wisconsin Housing & EDA
RB, Series C, VRDN, (Federal Home Loan Bank SBPA), 4.10%, 10/09/23(a)		800	800,000
RB, Series C, VRDN, (FNMA COL), (Royal Bank of Canada SBPA), 3.95%, 10/09/23(a)		1,390	1,390,000
RB, Series D, VRDN, (FNMA COL), (Royal Bank of Canada SBPA), 3.95%, 10/09/23(a)		450	450,000

			2,640,000

Total Investments — 93.0% (Cost: $78,888,780)			78,883,647

Other Assets Less Liabilities — 7.0%			5,911,223

Net Assets — 100.0%			$84,794,870

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Municipal Bonds	$—	$78,883,647	$—	$78,883,647

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	93

Statements of Assets and Liabilities (unaudited)

September 30, 2023

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$2,167,549,073	$384,702,432	$347,415,651
Cash	13,929	48,908	57,899
Cash pledged:
Collateral — OTC derivatives	1,160,000	—	—
Futures contracts	—	724,000	—
Receivables:
Investments sold	7,469,858	—	117,075
TBA sale commitments	21,697,982	—	—
Capital shares sold	—	1,029,529	69,290
Dividends — unaffiliated	558,309	10,284	164,438
Interest — unaffiliated	12,354,248	4,389,138	4,340,308
From the Manager	48,271	34,192	32,932
Variation margin on futures contracts	—	46,653	—
Variation margin on centrally cleared swaps	—	5,017	—
Swap premiums paid	9,571	12,950	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	140,986	—	—
OTC swaps	37,894	—	—
Unfunded commitments	—	—	1,751,705
Prepaid expenses	51,107	31,489	25,846

Total assets	2,211,091,228	391,034,592	353,975,144

LIABILITIES
Cash received:
Collateral — TBA commitments	583,000	—	—
TBA sale commitments at value(d)	21,052,486	—	—
Payables:
Investments purchased	8,047,888	2,005,202	4,555,521
Accounting services fees	38,525	14,283	13,761
Capital shares redeemed	11,517,388	752,677	9,921,674
Income dividend distributions	11,820,037	1,548,769	1,378,839
Interest expense and fees	—	—	112,495
Trustees’ and Officer’s fees	5,797	1,379	850
Other accrued expenses	22,192	12,143	22,015
Printing and postage fees	11,964	8,710	9,009
Professional fees	28,302	24,458	27,236
Registration fees	—	130,808	2,099
Variation margin on futures contracts	—	24,778	—
Swap premiums received	524,433	—	—
Unrealized depreciation on OTC swaps	883,346	9,186	—

Total accrued liabilities	54,535,358	4,532,393	16,043,499

Other Liabilities
TOB Trust Certificates	—	—	8,837,000

Total other liabilities	—	—	8,837,000

Total liabilities	54,535,358	4,532,393	24,880,499

Commitments and contingent liabilities

NET ASSETS	$2,156,555,870	$386,502,199	$329,094,645

NET ASSETS CONSIST OF:
Paid-in capital	$2,388,726,821	$474,941,108	$386,617,442
Accumulated loss	(232,170,951)	(88,438,909)	(57,522,797)

NET ASSETS	$2,156,555,870	$386,502,199	$329,094,645

94	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

September 30, 2023

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

NET ASSET VALUE
Shares outstanding	234,433,037	45,153,470	35,357,126

Net asset value	$9.20	$8.56	$9.31

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,340,338,235	$426,659,895	$394,690,120
(d) Proceeds from TBA sale commitments	$21,697,982	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	95

Statements of Assets and Liabilities (unaudited) (continued)

September 30, 2023

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$1,467,699,808	$—	$410,750,155
Investments, at value — affiliated(b)	—	5,073,272	—
Cash	9,913	12,089,705	1,046,394
Cash pledged:
Collateral — OTC derivatives	1,160,000	—	—
Futures contracts	953,000	451,190	1,547,000
Centrally cleared swaps	—	—	138,000
Foreign currency, at value(c)	—	—	60,682
Receivables:
Investments sold	48,245	—	—
TBA sale commitments	186,616,538	—	3,983,822
Capital shares sold	1,744,750	659	628,821
Dividends — unaffiliated	31,441	—	8,880
Dividends — affiliated	—	31,501	—
Interest — unaffiliated	4,035,292	—	1,879,488
From the Manager	55,927	11,756	40,027
Principal paydowns	—	—	106,042
Variation margin on futures contracts	5,281	1,781	80,572
Variation margin on centrally cleared swaps	—	238	—
Swap premiums paid	364,619	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	65,237
OTC swaps	1,882,743	—	—
Prepaid expenses	67,814	18,013	46,007

Total assets	1,664,675,371	17,678,115	420,381,127

LIABILITIES
Cash received:
Collateral — OTC derivatives	410,000	—	—
Collateral — TBA commitments	235,000	—	—
TBA sale commitments at value(d)	183,585,743	—	3,868,068
Payables:
Investments purchased	352,960,155	—	21,331,818
Accounting services fees	23,817	8,761	14,370
Capital shares redeemed	1,744,704	30,675	346,510
Income dividend distributions	3,731,672	—	1,452,559
Trustees’ and Officer’s fees	2,371	389	1,013
Other accrued expenses	—	10,458	—
Printing and postage fees	9,477	8,927	10,105
Professional fees	27,380	19,330	24,672
Registration fees	333,689	7,007	186,068
Variation margin on futures contracts	96,024	41,476	139,668
Variation margin on centrally cleared swaps	37	—	1,193
Swap premiums received	614,323	—	—
Unrealized depreciation on OTC swaps	2,007,250	—	—

Total liabilities	545,781,642	127,023	27,376,044

Commitments and contingent liabilities

NET ASSETS	$1,118,893,729	$17,551,092	$393,005,083

NET ASSETS CONSIST OF:
Paid-in capital	$1,362,768,222	$42,094,064	$429,434,166
Accumulated loss	(243,874,493)	(24,542,972)	(36,429,083)

NET ASSETS	$1,118,893,729	$17,551,092	$393,005,083

96	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

September 30, 2023

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

NET ASSET VALUE
Shares outstanding	141,233,099	1,622,666	43,977,635

Net asset value	$7.92	$10.82	$8.94

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$1,614,287,216	$—	$425,048,496
(b) Investments, at cost — affiliated	$—	$5,360,240	$—
(c) Foreign currency, at cost	$—	$—	$61,233
(d) Proceeds from TBA sale commitments	$186,616,538	$—	$3,983,822

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Assets and Liabilities (unaudited) (continued)

September 30, 2023

BATS: Series V Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$78,883,647
Cash	27,428
Receivables:
Capital shares sold	5,790,060
Interest — unaffiliated	377,511
From the Manager	15,790
Prepaid expenses	25,980

Total assets	85,120,416

LIABILITIES
Payables:
Accounting services fees	10,205
Capital shares redeemed	32,418
Income dividend distributions	249,186
Printing and postage fees	8,965
Professional fees	24,772

Total liabilities	325,546

Commitments and contingent liabilities

NET ASSETS	$84,794,870

NET ASSETS CONSIST OF:
Paid-in capital	$84,808,864
Accumulated loss	(13,994)

NET ASSETS	$84,794,870

NET ASSET VALUE

Shares outstanding	$8,488,408

Net asset value	$9.99

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$78,888,780

See notes to financial statements.

98	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended September 30, 2023

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$5,541,233	$127,634	$810,328
Interest — unaffiliated	64,382,558	8,276,049	7,514,755
Other income	—	17,494	2,013

Total investment income	69,923,791	8,421,177	8,327,096

EXPENSES
Accounting services	76,930	28,054	27,061
Professional	44,177	36,457	65,325
Pricing	41,930	36,192	40,901
Custodian	20,674	3,184	2,824
Trustees and Officer	18,951	3,038	3,016
Registration	18,034	50,341	20,834
Transfer agent	7,987	50,178	9,393
Printing and postage	2,927	4,143	4,562
Miscellaneous	38,683	12,062	16,189

Total expenses excluding interest expense and interest expense	270,293	223,649	190,105
Interest expense	8,572	—	—
Interest expense and fees(a)	—	—	180,683

Total expenses	278,865	223,649	370,788
Less:
Fees waived and/or reimbursed by the Manager	(263,226)	(217,252)	(188,682)

Total expenses after fees waived and/or reimbursed	15,639	6,397	182,106

Net investment income	69,908,152	8,414,780	8,144,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,107,272)	(12,144,217)	(1,606,933)
Futures contracts	—	(332,179)	(266,242)
Forward foreign currency exchange contracts	465,715	—	—
Foreign currency transactions	(14,780)	(39)	—
Swaps	117,769	(90,319)	—

	(17,538,568)	(12,566,754)	(1,873,175)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	20,356,608	(7,555,746)	(25,826,995)
Futures contracts	—	(808,949)	266,330
Forward foreign currency exchange contracts	145,637	—	—
Foreign currency translations	(6)	—	—
Swaps	25,552	(3,006)	—
Unfunded floating rate loan interests	(17,129)	—	—
Unfunded commitments	—	—	1,751,705

	20,510,662	(8,367,701)	(23,808,960)

Net realized and unrealized gain (loss)	2,972,094	(20,934,455)	(25,682,135)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,880,246	$(12,519,675)	$(17,537,145)

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Operations (unaudited) (continued)

Six Months Ended September 30, 2023

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$185,775	$156,311	$82,903
Dividends — affiliated	—	121,263	—
Interest — unaffiliated	21,590,433	—	7,772,110
Other income	14,731	14,854	37,951

Total investment income	21,790,939	292,428	7,892,964

EXPENSES
Registration	108,533	14,520	68,290
Transfer agent	53,805	7,391	60,926
Accounting services	46,843	17,306	28,340
Professional	33,877	26,499	33,936
Pricing	29,011	13	21,750
Custodian	28,958	993	11,581
Trustees and Officer	8,649	890	3,856
Printing and postage	3,807	3,697	3,341
Miscellaneous	20,871	1,537	9,957

Total expenses excluding interest expense	334,354	72,846	241,977
Interest expense	—	—	4

Total expenses	334,354	72,846	241,981
Less:
Fees waived and/or reimbursed by the Manager	(326,917)	(71,665)	(235,221)

Total expenses after fees waived and/or reimbursed	7,437	1,181	6,760

Net investment income	21,783,502	291,247	7,886,204

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,834,300)	—	(3,122,738)
Investments — affiliated	—	(160,545)	—
Futures contracts	372,002	334,564	639,966
Forward foreign currency exchange contracts	—	—	49,396
Foreign currency transactions	—	—	69,107
Swaps	29,207	239	(176,205)

	(10,433,091)	174,258	(2,540,474)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(61,871,993)	—	(2,056,198)
Investments — affiliated	—	102,916	—
Futures contracts	1,645,196	1,462,026	151,966
Forward foreign currency exchange contracts	—	—	170,876
Foreign currency translations	—	(24)	(5,262)
Swaps	49,626	308	86,122

	(60,177,171)	1,565,226	(1,652,496)

Net realized and unrealized gain (loss)	(70,610,262)	1,739,484	(4,192,970)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(48,826,760)	$2,030,731	$3,693,234

See notes to financial statements.

100	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended September 30, 2023

BATS: Series V Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$1,297,221

Total investment income	1,297,221

EXPENSES
Professional	33,633
Accounting services	20,225
Registration	16,859
Transfer agent	6,756
Printing and postage	3,833
Trustees and Officer	1,205
Custodian	870
Miscellaneous	4,025

Total expenses	87,406
Less:
Fees waived and/or reimbursed by the Manager	(86,464)

Total expenses after fees waived and/or reimbursed	942

Net investment income	1,296,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) on investments	(1,810)

Net realized and unrealized loss	(1,810)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,294,469

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio

	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$69,908,152	$116,315,564	$8,414,780	$13,898,073
Net realized loss	(17,538,568)	(36,526,036)	(12,566,754)	(30,835,501)
Net change in unrealized appreciation (depreciation)	20,510,662	(93,175,475)	(8,367,701)	(9,785,502)

Net increase (decrease) in net assets resulting from operations	72,880,246	(13,385,947)	(12,519,675)	(26,722,930)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(70,352,875)	(116,299,178)	(8,473,563)	(13,928,770)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(269,545,842)	(81,749,602)	28,576,084	(56,907,191)

NET ASSETS
Total increase (decrease) in net assets	(267,018,471)	(211,434,727)	7,582,846	(97,558,891)

Beginning of period	2,423,574,341	2,635,009,068	378,919,353	476,478,244

End of period	$2,156,555,870	$2,423,574,341	$386,502,199	$378,919,353

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio

	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,144,990	$13,768,461	$21,783,502	$31,605,143
Net realized loss	(1,873,175)	(8,168,616)	(10,433,091)	(56,374,807)
Net change in unrealized appreciation (depreciation)	(23,808,960)	(24,924,479)	(60,177,171)	(27,770,327)

Net decrease in net assets resulting from operations	(17,537,145)	(19,324,634)	(48,826,760)	(52,539,991)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,942,678)	(20,539,863)	(20,824,554)	(31,852,649)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	12,202,885	(282,588)	82,647,159	64,095,151

NET ASSETS
Total increase (decrease) in net assets	(13,276,938)	(40,147,085)	12,995,845	(20,297,489)

Beginning of period	342,371,583	382,518,668	1,105,897,884	1,126,195,373

End of period	$329,094,645	$342,371,583	$1,118,893,729	$1,105,897,884

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Changes in Net Assets  (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio

	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$291,247	$729,736	$7,886,204	$12,462,833
Net realized gain (loss)	174,258	7,184,652	(2,540,474)	(11,552,187)
Net change in unrealized appreciation (depreciation)	1,565,226	(2,813,282)	(1,652,496)	1,523,646

Net increase in net assets resulting from operations	2,030,731	5,101,106	3,693,234	2,434,292

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	(485,022)	(8,252,609)	(13,672,605)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,065,326)	(32,601,874)	(3,306,599)	3,836,805

NET ASSETS
Total decrease in net assets	(9,034,595)	(27,985,790)	(7,865,974)	(7,401,508)

Beginning of period	26,585,687	54,571,477	400,871,057	408,272,565

End of period	$17,551,092	$26,585,687	$393,005,083	$400,871,057

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BATS: Series V Portfolio

	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,296,279	$824,129
Net change in unrealized appreciation (depreciation)	(1,810)	3,089

Net increase in net assets resulting from operations	1,294,469	827,218

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,307,284)	(821,985)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(631,263)	75,232,554

NET ASSETS
Total increase (decrease) in net assets	(644,078)	75,237,787

Beginning of period	85,438,948	10,201,161

End of period	$84,794,870	$85,438,948

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$9.19		$9.67		$9.99		$9.05		$9.99		$10.14

Net investment income(a)	0.27		0.43		0.26		0.31		0.45		0.53
Net realized and unrealized gain (loss)	0.02		(0.48)		(0.31)		0.94		(0.94)		(0.11)

Net increase (decrease) from investment operations	0.29		(0.05)		(0.05)		1.25		(0.49)		0.42

Distributions(b)
From net investment income	(0.28)		(0.42)		(0.27)		(0.31)		(0.45)		(0.52)
From net realized gain	—		(0.01)		—		—		—		(0.05)

Total distributions	(0.28)		(0.43)		(0.27)		(0.31)		(0.45)		(0.57)

Net asset value, end of period	$9.20		$9.19		$9.67		$9.99		$9.05		$9.99

Total Return(c)
Based on net asset value	3.14	%(d)	(0.42)%		(0.59)%		13.95%		(5.22)%		4.31%

Ratios to Average Net Assets(e)
Total expenses	0.02	%(f)	0.02%		0.02%		0.04%		0.05%		0.04%

Total expenses after fees waived and/or reimbursed	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)

Net investment income	5.96	%(f)	4.65%		2.64%		3.20%		4.45%		5.26%

Supplemental Data
Net assets, end of period (000)	$2,156,556		$2,423,574		$2,635,009		$1,541,153		$1,035,675		$977,286

Portfolio turnover rate(h)	18%		43%		45%		26%		48%		43%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Not annualized.

(e)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)   Annualized.

(g)  Amount is less than 0.005%.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Portfolio turnover rate (excluding MDRs)	13%	30%	34%	26%	48%	43%

See notes to financial statements.

106	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$9.03		$9.84		$10.69	$10.49		$10.28		$10.18

Net investment income(a)	0.19		0.32		0.28	0.33		0.38		0.39
Net realized and unrealized gain (loss)	(0.47)		(0.81)		(0.66)	0.60		0.27		0.10

Net increase (decrease) from investment operations	(0.28)		(0.49)		(0.38)	0.93		0.65		0.49

Distributions(b)
From net investment income	(0.19)		(0.32)		(0.29)	(0.33)		(0.38)		(0.39)
From net realized gain	—		—		(0.18)	(0.40)		(0.06)		(0.00	)(c)

Total distributions	(0.19)		(0.32)		(0.47)	(0.73)		(0.44)		(0.39)

Net asset value, end of period	$8.56		$9.03		$9.84	$10.69		$10.49		$10.28

Total Return(d)
Based on net asset value	(3.14	)%(e)	(4.92)%		(3.88)%	8.70%		6.31%		5.05%

Ratios to Average Net Assets(f)
Total expenses	0.11	%(g)	0.12%		0.10%	0.09%		0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.00	%(g)(h)	0.00	%(h)	0.01%	0.00	%(h)	0.00	%(h)	0.00	%(h)

Net investment income	4.31	%(g)	3.50%		2.59%	2.96%		3.55%		3.91%

Supplemental Data
Net assets, end of period (000)	$386,502		$378,919		$476,478	$534,926		$464,267		$372,928

Portfolio turnover rate	45%		47%		42%	85%		83%		55%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$10.01		$11.14		$11.75		$10.53		$10.91		$10.78

Net investment income(a)	0.23		0.43		0.46		0.45		0.43		0.47
Net realized and unrealized gain (loss)	(0.71)		(0.92)		(0.56)		1.22		(0.37)		0.21

Net increase (decrease) from investment operations	(0.48)		(0.49)		(0.10)		1.67		0.06		0.68

Distributions(b)
From net investment income	(0.22)		(0.46)		(0.45)		(0.45)		(0.44)		(0.47)
From net realized gain	—		(0.18)		(0.06)		—		—		(0.08)

Total distributions	(0.22)		(0.64)		(0.51)		(0.45)		(0.44)		(0.55)

Net asset value, end of period	$9.31		$10.01		$11.14		$11.75		$10.53		$10.91

Total Return(c)
Based on net asset value	(4.86	)%(d)	(4.21)%		(1.07)%		16.16%		0.33%		6.44%

Ratios to Average Net Assets(e)
Total expenses	0.21	%(f)	0.26%		0.11%		0.15%		0.18%		0.21%

Total expenses after fees waived and/or reimbursed	0.10	%(f)	0.11%		0.03%		0.04%		0.06%		0.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)

Net investment income	4.65	%(f)	4.16%		3.80%		4.06%		3.78%		4.35%

Supplemental Data
Net assets, end of period (000)	$329,095		$342,372		$382,519		$400,615		$313,282		$234,886

Borrowings outstanding, end of period (000)	$8,837		$8,889		$22,111		$18,987		$10,713		$8,085

Portfolio turnover rate	10%		37%		26%		31%		54%		53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Amount is less than 0.005%.

See notes to financial statements.

108	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$8.42		$9.11		$9.77		$9.81		$9.59		$9.47

Net investment income(a)	0.16		0.25		0.11		0.21		0.30		0.31
Net realized and unrealized gain (loss)	(0.51)		(0.68)		(0.59)		0.05		0.25		0.15

Net increase (decrease) from investment operations	(0.35)		(0.43)		(0.48)		0.26		0.55		0.46

Distributions from net investment income(b)	(0.15)		(0.26)		(0.18)		(0.30)		(0.33)		(0.34)

Net asset value, end of period	$7.92		$8.42		$9.11		$9.77		$9.81		$9.59

Total Return(c)
Based on net asset value	(4.21	)%(d)	(4.76)%		(4.98)%		2.68%		5.86%		4.94%

Ratios to Average Net Assets(e)
Total expenses	0.06	%(f)	0.06%		0.06%		0.05%		0.06%		0.08%

Total expenses after fees waived and/or reimbursed	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)

Net investment income	3.82	%(f)	2.97%		1.11%		2.12%		3.03%		3.30%

Supplemental Data
Net assets, end of period (000)	$1,118,894		$1,105,898		$1,126,195		$1,197,167		$1,006,778		$799,774

Portfolio turnover rate(h)	375%		873%		1,473%		1,500%		1,316%		1,209%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Not annualized.

(e)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)   Annualized.

(g)  Amount is less than 0.005%.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Portfolio turnover rate (excluding MDRs)	222%	521%	665%	896%	813%	683%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$9.75		$8.95		$8.69		$7.92		$9.25		$9.56

Net investment income(a)	0.14		0.15		0.04		0.06		0.12		0.12
Net realized and unrealized gain (loss)	0.93		0.76		0.22		0.71		(1.33)		(0.34)

Net increase (decrease) from investment operations	1.07		0.91		0.26		0.77		(1.21)		(0.22)

Distributions(b)
From net investment income	—		(0.11)		—		—		(0.12)		(0.09)
Return of capital	—		—		—		—		(0.00	)(c)	—

Total distributions	—		(0.11)		—		—		(0.12)		(0.09)

Net asset value, end of period	$10.82		$9.75		$8.95		$8.69		$7.92		$9.25

Total Return(d)
Based on net asset value	10.97	%(e)	10.14%		2.99%		9.72%		(13.25)%		(2.32)%

Ratios to Average Net Assets(f)
Total expenses	0.71	%(g)	0.33%		0.28%		0.46%		0.31%		0.20%

Total expenses after fees waived and/or reimbursed	0.01	%(g)(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)

Net investment income	2.86	%(g)	1.55%		0.45%		0.71%		1.33%		1.24%

Supplemental Data
Net assets, end of period (000)	$17,551		$26,586		$54,571		$53,175		$41,305		$51,654

Portfolio turnover rate	0%		9%		0%		36%		15%		0%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Amount is less than 0.005%.

See notes to financial statements.

110	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$9.04		$9.28		$9.73	$9.23		$9.50		$9.38

Net investment income(a)	0.18		0.27		0.14	0.18		0.27		0.25
Net realized and unrealized gain (loss)	(0.10)		(0.21)		(0.43)	0.54		(0.23)		0.13

Net increase (decrease) from investment operations	0.08		0.06		(0.29)	0.72		0.04		0.38

Distributions(b)
From net investment income	(0.18)		(0.28)		(0.16)	(0.22)		(0.31)		(0.26)
From net realized gain	—		(0.02)		—	—		—		—

Total distributions	(0.18)		(0.30)		(0.16)	(0.22)		(0.31)		(0.26)

Net asset value, end of period	$8.94		$9.04		$9.28	$9.73		$9.23		$9.50

Total Return(c)
Based on net asset value	0.93	%(d)	0.62%		(3.02)%	7.80	%(e)	0.34%		4.11%

Ratios to Average Net Assets(f)
Total expenses	0.12	%(g)	0.10%		0.12%	0.13%		1.14%		0.69%

Total expenses after fees waived and/or reimbursed	0.00	%(g)(h)	0.00	%(h)	0.01%	0.02%		0.99%		0.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(g)(h)	0.00	%(h)	0.01%	0.00	%(h)	0.00	%(h)	0.00	%(h)

Net investment income	3.93	%(g)	2.96%		1.42%	1.89%		2.84%		2.62%

Supplemental Data
Net assets, end of period (000)	$393,005		$400,871		$408,273	$398,906		$146,302		$163,176

Portfolio turnover rate(i)	93%		127%		68%	124%		144%		184%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Not annualized.

(e)  Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)  Annualized.

(h)  Amount is less than 0.005%.

(i)   Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Portfolio turnover rate (excluding MDRs)	77%	106%	67%	122%	101%	112%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series V Portfolio

	Six Months Ended 09/30/23 (unaudited	)	Year Ended 03/31/23		Period From 05/05/21 to 03/31/22	(a)

Net asset value, beginning of period	$9.99		$9.99		$10.00

Net investment income(b)	0.17		0.22		0.01
Net realized and unrealized loss	—		(0.04)		(0.01)

Net increase from investment operations	0.17		0.18		0.00

Distributions from net investment income(c)	(0.17)		(0.18)		(0.01)

Net asset value, end of period	$9.99		$9.99		$9.99

Total Return(d)
Based on net asset value	1.69	%(e)	1.83%		0.01	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.23	%(g)	0.52%		4.06	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.00	%(g)(i)	0.00	%(i)	0.00	%(g)(i)

Net investment income	3.37	%(g)	2.21%		0.13	%(g)

Supplemental Data
Net assets, end of period (000)	$84,795		$85,439		$10,201

Portfolio turnover rate	117%		189%		283%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.35%.
(i)	Amount is less than 0.005%.

See notes to financial statements.

112	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified
BATS: Series V Portfolio	Series V	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Shares of Series A are also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements (unaudited) (continued)

BlackRock Fixed Income Complex and reflected as Trustee and Officer expense on the Statements of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

114	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Notes to Financial Statements (unaudited) (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result

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Notes to Financial Statements (unaudited) (continued)

in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded commitments:

Fund Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Series E	Puerto Rico Electric Power Authority, Series B-1	$2,020,642	$2,192,397	$171,755
Series E	Puerto Rico Electric Power Authority, Series B-2	9,813,357	11,393,307	1,579,950

				$1,751,705

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Notes to Financial Statements (unaudited) (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$161,245	$14,566	$4,872	$180,683

For the six months ended September 30, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$14,797,168	$8,837,000	4.01% - 4.28%	$8,856,217	3.99%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at September 30, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at September 30, 2023.

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Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will

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Notes to Financial Statements (unaudited) (continued)

either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E and Series V, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P, Series S and Series V, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

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Notes to Financial Statements (unaudited) (continued)

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived

Series A	$263,226
Series C	217,252
Series E	188,682
Series M	326,917
Series P	71,665
Series S	235,221
Series V	86,464

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Series V	$400,457	$12,908,545	$—

7.	PURCHASES AND SALES

For the six months ended September 30, 2023, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Fund Name/Asset Type	Purchases	Sales

Series A
Non-U.S. Government Securities	$392,658,930	$600,003,036
Series C
Non-U.S. Government Securities	165,974,221	154,528,581
U.S. Government Securities	35,412,090	16,618,194
Series E
Non-U.S. Government Securities	47,906,666	29,236,507
Series M
Non-U.S. Government Securities	4,779,673,979	4,630,611,616
Series P
Non-U.S. Government Securities	—	2,771,500
Series S
Non-U.S. Government Securities	355,407,910	323,797,031
U.S. Government Securities	24,391,084	21,271,731
Series V
Non-U.S. Government Securities	83,339,950	86,195,000

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Notes to Financial Statements (unaudited) (continued)

For the six months ended September 30, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

Series A	$111,538,307	$111,697,875
Series M	1,886,285,722	1,885,732,938
Series S	59,747,177	59,706,357

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards

Series A	$41,565,654
Series C	32,387,307
Series E	10,755,672
Series M	93,472,851
Series P	26,355,320
Series S	18,827,955

As of September 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Series A	$2,340,370,900	$6,921,486	$(179,802,283)	$(172,880,797)
Series C	427,118,431	846,626	(43,500,650)	(42,654,024)
Series E	386,017,221	2,673,755	(48,360,620)	(45,686,865)
Series M	1,614,309,037	6,853,742	(149,433,614)	(142,579,872)
Series P	5,437,130	876,273	(739,507)	136,766
Series S	425,139,114	1,318,390	(14,997,827)	(13,679,437)
Series V	78,888,780	—	(5,133)	(5,133)

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

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Notes to Financial Statements (unaudited) (continued)

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Certain obligations held by Series V have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Series V monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements (unaudited) (continued)

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact certain Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate ("LIBOR") to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 09/30/23		Year Ended 03/31/23

Fund Name	Shares	Amount	Shares	Amount

Series A

Shares sold	914,461	$8,427,769	7,065,891	$65,608,620
Shares redeemed	(30,166,241)	(277,973,611)	(15,979,376)	(147,358,222)

	(29,251,780)	$(269,545,842)	(8,913,485)	$(81,749,602)

Series C

Shares sold	7,731,648	$68,686,045	12,713,591	$114,532,902
Shares redeemed	(4,526,670)	(40,109,961)	(19,183,173)	(171,440,093)

	3,204,978	$28,576,084	(6,469,582)	$(56,907,191)

Series E

Shares sold	9,029,369	$89,135,834	19,966,034	$204,068,120
Shares redeemed	(7,870,443)	(76,932,949)	(20,111,185)	(204,350,708)

	1,158,926	$12,202,885	(145,151)	$(282,588)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 09/30/23		Year Ended 03/31/23

Fund Name	Shares	Amount	Shares	Amount

Series M

Shares sold	24,685,093	$204,856,446	39,412,723	$334,004,244
Shares redeemed	(14,750,769)	(122,209,287)	(31,700,940)	(269,909,093)

	9,934,324	$82,647,159	7,711,783	$64,095,151

Series P

Shares sold	186,130	$1,877,055	2,007,424	$19,091,730
Shares redeemed	(1,290,622)	(12,942,381)	(5,378,955)	(51,693,604)

	(1,104,492)	$(11,065,326)	(3,371,531)	$(32,601,874)

Series S

Shares sold	6,039,828	$54,327,449	20,222,887	$183,515,986
Shares redeemed	(6,412,966)	(57,634,048)	(19,873,154)	(179,679,181)

	(373,138)	$(3,306,599)	349,733	$3,836,805

Series V

Shares sold	6,818,118	$68,113,004	12,533,297	$125,207,867
Shares redeemed	(6,881,308)	(68,744,267)	(5,002,457)	(49,975,313)

	(63,190)	$(631,263)	7,530,840	$75,232,554

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	125

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio (collectively, the “Funds” and each, a “Fund,”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) a discussion of fall-out benefits to BlackRock and its affiliates; (b) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (c) a review of non-management fees; (d) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio and their shareholders.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that each of the Funds is an investment that is available solely to separately managed accounts or institutional clients, primarily to complement their existing BlackRock fixed-income portfolios. Given the resulting comparability issues to peer funds, rather than a comparison to peers, the Board reviewed other performance criteria for each Fund.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge each Fund an advisory fee. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	127

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BlackRock does not charge the Funds an advisory fee, although investors in each Fund will pay a fee to an affiliate of BlackRock or their managed account program sponsor. The Board also noted that BlackRock and the Board have contractually agreed to waive all fees and pay or reimburse all direct expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending, and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	129

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio and BATS: Series V Portfolio

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

BAN	Bond Anticipation Notes

CLO	Collateralized Loan Obligation

COL	Collateralized

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

ISD	Independent School District

LIBOR	London Interbank Offered Rate

LIQ	Liquidity Agreement

LOC	Letter of Credit

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SBPA	Stand-By Bond Purchase Agreements

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

TBA	To-be-Announced

TECP	Tax-Exempt Commercial Paper

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	131

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-09/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: November 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: November 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: November 20, 2023